VANGUARD(R)CORPORATE BOND FUNDS

ANNUAL REPORT * JANUARY 31, 2003

VANGUARD SHORT-TERM CORPORATE FUND
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
VANGUARD LONG-TERM CORPORATE FUND
VANGUARD HIGH-YIELD CORPORATE FUND

THE VANGUARD GROUP LOGO(R)

EARNING YOUR TRUST EVERY DAY

The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
SUMMARY

* Vanguard's corporate bond funds posted returns ranging from 2.6% to 11.9% for the fiscal year ended January 31, 2003. Three of the four funds outperformed their average competitors.

* Generally, the higher a bond's credit rating and the longer its maturity, the higher its return was for the 12 months.

* Corporate bonds were hit hard by credit-quality issues early in the period, but rebounded as the year wore on.
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CONTENTS

   1    Letter from the Chairman
   7    Reports from the Advisers
  13    Fund Profiles
  17    Glossary of Investment Terms
  18    Performance Summaries
  23    Results of Proxy Voting
  24    Financial Statements
  76    Advantages of Vanguard.com
--------------------------------------------------------------------------------

Letter from the Chairman

Fellow Shareholder,

A combination of factors--rising global tensions, economic uncertainty, corporate scandals, plummeting stocks, and falling interest rates--ratcheted up demand and prices for most high-quality bonds during the 12 months ended January 31, 2003. Vanguard's corporate bond funds posted fiscal-year returns that ranged from 2.6% to 11.9%. With one exception, the returns of the funds far outpaced those of their average competitors.

     The table at left shows the total returns (capital change plus reinvested distributions) for the funds and their average mutual fund peers. The performance of relevant unmanaged benchmark indexes is presented in the Performance Summaries beginning on page 18. Our funds' per-share distributions and net asset values can be found in the table on page 6.

------------------------------------------------------------------
2003 TOTAL RETURNS                              FISCAL YEAR ENDED
                                                       JANUARY 31
                                    ------------------------------
                                                          AVERAGE
                                     VANGUARD           COMPETING
BOND FUND                                FUND               FUND*
------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares                        5.0%                 5.3%
  Admiral Shares                         5.1                  5.3
  Institutional Shares                   5.2                  5.3
------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares                        9.3%                 7.6%
  Admiral Shares                         9.4                  7.6
------------------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares                       11.8%                 8.0%
  Admiral Shares                        11.9                  8.0
------------------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares                        2.6%                -0.3%
  Admiral Shares                         2.6                 -0.3
------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     While falling interest rates lifted the prices of most bonds, the lower rates meant lower yields for our funds. During the 12 months, the decline in yields ranged from 68 basis points (0.68 percentage point) for Vanguard(R) High-Yield Corporate Fund Admiral Shares to 140 basis points for Vanguard(R) Intermediate-Term Corporate Fund Admiral Shares. The table on page 3 presents yields at the beginning and end of the fiscal year. That table also breaks down each fund's returns into their capital and income components.

AMID THE UNCERTAINTY, BOND PRICES ROSE AND YIELDS FELL

As the fiscal year came to a close, there was little positive news. The U.S. economy was undergoing a tepid,

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ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

INSTITUTIONAL SHARES

This class of shares also carries low expenses and is available for a minimum investment of $50 million.
--------------------------------------------------------------------------------
jobless recovery. War rhetoric grew more heated on all sides as United Nations inspectors combed Iraq for weapons, while tensions also rose on the Korean peninsula. And stocks were in the longest bear market since the Great Depression.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED JANUARY 31, 2003
                                         ---------------------------------------
                                              ONE            THREE          FIVE
                                             YEAR            YEARS         YEARs
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                  9.5%            10.3%          7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                  7.5              8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                   1.7              3.8           4.2
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)            -22.6%           -13.7%         -1.2%
Russell 2000 Index (Small-caps)            -21.9             -7.9          -1.6
Wilshire 5000 Index (Entire market)        -21.9            -13.9          -1.5
MSCI All Country World Index Free
  ex USA (International)                   -14.0            -15.9          -3.9
================================================================================
CPI
Consumer Price Index                         2.6%             2.5%          2.4%
--------------------------------------------------------------------------------

     All this un-certainty proved generally rewarding for bond investors. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%. U.S. Treasury inflation-indexed securities and long-term Treasury bonds enjoyed the largest gains. The corporate bond market, on the other hand, was still feeling the effects of a record number of credit-rating downgrades and bankruptcy filings by once-giant corporations whose shady accounting practices had come to light. Corporate issues, however, did recover much lost ground near the end of the period.

     Rising bond prices mean lower yields, and the decline was greatest among short- to intermediate-term securities. The yield of the 10-year Treasury note fell 107 basis points to 3.96% and the yield of the 3-year Treasury dropped 195 basis points to 2.18%.

* THE ECONOMY SPUTTERED ALONG AND STOCKS CONTINUED TO SUFFER

For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak by historical standards, but an improvement over the 0.3% increase in the previous year. However, growth slowed to a crawl during the fourth quarter, despite a rise in business spending for the first time in more than two years.

     Corporate earnings were higher in 2002 than in the year before, but still not at the levels reached in 2000. With the threat of war and uncertainty about the economy still looming, businesses were slow to hire. The unemployment rate hit an eight-year high of 6% in December before taking a slight turn for the better the following month.

     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month Treasury bill fell 58 basis points during the fiscal year to 1.17%.

     Meanwhile, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -21.9%. The downdraft was broad-based. Small-capitalization stocks fared only slightly better than large-caps. On average, growth stocks--those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks.

IT WAS ANOTHER GREAT YEAR FOR BONDS AND OUR FUNDS

Three of our four corporate bond funds outperformed their average peers by substantial margins. The sole exception was Vanguard(R) Short-Term Corporate Fund, which slightly lagged its average peer. Its holdings early in the fiscal year included securities from telecommunications and energy companies--groups that were tainted by accounting scandals. The fund recovered, however, and interest income more than compensated for the -0.4% decline in share price, resulting in a 5.0% total return for the fund's Investor Shares.

     Of our funds, the High-Yield Corporate Fund felt the deepest cut from investors' flight to quality; the fund's net asset value fell -5.7%. Overall, however, the fund's income offset the negative capital return, and the 2.6%

--------------------------------------------------------------------------------
YIELDS AND RETURNS

                                 SEC 30-DAY          COMPONENTS OF TOTAL RETURNS
                             ANNUALIZED YIELDS              FISCAL YEAR ENDED
                               ON JANUARY 31,                JANUARY 31, 2003
                          -----------------------   ----------------------------
                                                    CAPITAL    INCOME      TOTAL
BOND FUND                     2002          2003     RETURN    RETURN     RETURN
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares            4.82%         3.70%      -0.4%      5.4%       5.0%
  Admiral Shares             4.87          3.75       -0.4       5.5        5.1
  Institutional Shares       4.93          3.83       -0.4       5.6        5.2

INTERMEDIATE-TERM CORPORATE
  Investor Shares            6.04%         4.65%       3.1%      6.2%       9.3%
  Admiral Shares             6.12          4.72        3.1       6.3        9.4

LONG-TERM CORPORATE
  Investor Shares            6.63%         5.61%       5.0%      6.8%      11.8%
  Admiral Shares             6.71          5.70        5.0       6.9       11.9

HIGH-YIELD CORPORATE
  Investor Shares            8.79%         8.08%      -5.7%      8.3%       2.6%
  Admiral Shares             8.84          8.16       -5.7       8.3        2.6
--------------------------------------------------------------------------------
total return posted by both of the fund's share classes was a good deal better than the -0.3% result of the average peer fund. Our relative performance was bolstered by the fact that our fund generally holds bonds with higher credit ratings than its peers. Keep in mind, though, that this tilt toward higher-quality issues can be a hindrance when lower-quality bonds surge.

     To a lesser degree, Vanguard(R) Intermediate-Term Corporate Fund and Vanguard(R) Long-Term Corporate Fund also felt the impact of credit risk early in the period. But their overall returns were solid, thanks to the price boost driven by the decline in interest rates. (Prices of bonds with longer maturities are more sensitive to interest rate changes--an advantage when interest rates fall but a disadvantage when rates rise.) Having longer average maturities than their average peers helped these funds' relative performances.

     For more details on the funds' fiscal-year performances, please see the Reports from the Advisers that begin on page 7.

THE VANGUARD ADVANTAGE IS EVEN MORE EVIDENT OVER THE LONG RUN

Over longer periods, each of our funds has established a significant performance advantage over its average peer. The table below compares the annualized returns for the Investor Shares of our funds with those of their average competitors for the decade ended January 31 (since inception for the Intermediate-Term Corporate
Fund). The table also presents the results for a hypothetical $10,000 initial investment in each. Such an investment in the Long-Term Corporate Fund would have resulted in $3,381 more than the same investment in its average peer. That's more than one-third of the initial sum.

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED JANUARY 31, 2003*

                                     AVERAGE           FINAL VALUE OF A $10,000
                                  ANNUAL RETURN            INITIAL INVESTMENT
                             -----------------------   -------------------------
                                             AVERAGE                     AVERAGE
                             VANGUARD      COMPETING     VANGUARD      COMPETING
INVESTOR SHARES                  FUND           FUND         FUND           FUND
--------------------------------------------------------------------------------
Short-Term Corporate             6.1%           5.5%      $18,059        $17,072
--------------------------------------------------------------------------------
Intermediate-Term Corporate      6.9%           6.0%      $18,579        $17,114
--------------------------------------------------------------------------------
Long-Term Corporate              8.1%           6.3%      $21,862        $18,481
--------------------------------------------------------------------------------
High-Yield Corporate             6.5%           5.0%      $18,846        $16,217
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Short-Term Corporate**           6.4%           5.7%  $69,513,297    $67,107,370
--------------------------------------------------------------------------------
* Since inception on November 1, 1993, for the Intermediate-Term Corporate Fund, and since inception on September 30, 1997, for the Short-Term Corporate Fund Institutional Shares.
**Final value based on an initial investment of $50 million.

The skillful asset management of our funds' advisers--Vanguard Fixed Income Group and Wellington Management Company--combined with Vanguard's low costs give us an advantage that is hard to beat. The latter is especially valuable. In fiscal 2003, the expense ratios (operating expenses as a percentage of average net assets) of our funds' Investor Shares ranged from 0.20% to 0.31%--and are even lower for our Admiral and Institutional Shares. That's a fraction of the 0.90% to 1.34% charged by their average peers. Such a gap is a significant hurdle for our competitors, who must generate higher gross returns than ours, year in and year out, to match our net returns.

DESPITE BONDS' BULL MARKET, MAINTAIN REALISTIC EXPECTATIONS

Bonds have once again posted impressive returns, providing results over the past 12 months that rival or exceed the long-term annualized returns of stocks. But just as the bull market in stocks during the 1990s built unrealistic expectations about equities, the strong recent results from bonds may have overinflated expectations for bonds, especially now that yields are at their lowest levels in decades. While no one can predict the direction of the financial markets, an outsized commitment to one asset class based on recent performance is always a risky proposition, as those investors who piled into stocks and ignored bonds in the late 1990s have learned.

     Bonds can play an important role in producing current income and serve as a valuable component of a diversified, balanced portfolio that also includes stocks and short-term investments. But the allocations among these asset classes should be based on your objectives, time horizon, and risk tolerance--not on recent returns or short-term market fluctuations. Keeping this in mind will help you to stay the course toward meeting your long-term financial goals. Thank you for entrusting your hard-earned dollars to us.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

February 14, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            JANUARY 31, 2002-JANUARY 31, 2003

                                                      DISTRIBUTIONS PER SHARE
                                                    ----------------------------

                             STARTING         ENDING       INCOME       CAPITAL
BOND FUND                 SHARE PRICE    SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE
  Investor Shares              $10.82         $10.78       $0.569        $0.000
  Admiral Shares                10.82          10.78        0.575         0.000
  Institutional Shares          10.82          10.78        0.582         0.000
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
  Investor Shares               $9.76         $10.06       $0.579        $0.000
  Admiral Shares                 9.76          10.06        0.585         0.000
--------------------------------------------------------------------------------
LONG-TERM CORPORATE
  Investor Shares               $8.76          $9.20       $0.553        $0.000
  Admiral Shares                 8.76           9.20        0.561         0.000
--------------------------------------------------------------------------------
HIGH-YIELD CORPORATE
  Investor Shares               $6.29          $5.93       $0.502        $0.000
  Admiral Shares                 6.29           5.93        0.505         0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

                          FOR THE SHORT-TERM CORPORATE AND
                          INTERMEDIATE-TERM CORPORATE FUNDS

During the 12 months ended January 31, 2003, corporate bonds provided solid total returns. However, the fiscal year was a difficult one for many corporate issues, particularly lower-quality bonds.

THE INVESTMENT ENVIRONMENT

At the beginning of 2002, the Federal Reserve Board's primary target for short-term interest rates stood at 1.75%. Many market participants thought this level would surely be low enough to encourage borrowing and stimulate economic growth, especially given that the target had stood at 6.50% a year earlier.

     The housing market felt the stimulus, with historically low mortgage rates allowing many renters to become homeowners and encouraging many owners to refinance or trade up. These trends translated into rising sales of appliances and furniture along with increased spending on residential construction.

     Although the Fed's decision to keep interest rates low produced the desired effect on consumer spending, it did not translate into a boost in business activity. Overall economic activity rose and fell like a seesaw during the 12 months, exhibiting significant strength in the first and third quarters but anemic weakness in the second and fourth quarters.

     Geopolitical risks, including potential terrorist attacks and the threat of war with Iraq, continued to constrain business and consumer activity. Consumer confidence fell to a nine-year low in October; the unemployment rate rose to 6.0% in December. Industrial production and capacity utilization remained stuck near levels reached prior to September 11, 2001. In early November, the Fed responded by lowering the federal funds target to 1.25%. Economic growth for all of calendar 2002 was 2.4%.

     On the positive side, inflation remained subdued, and President Bush's tax plan, if enacted, would provide additional stimulus that could encourage a sustainable recovery later in 2003.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.
--------------------------------------------------------------------------------

THE U.S. TREASURY MARKET: YIELDS FELL

Yields of 3- and 6-month Treasury bills, which closely track expectations for short-term interest rates, ended the fiscal year down more than 50 basis points (0.50 percentage point), mirroring the decline in the federal funds target rate. Changes in the slope of the Treasury yield curve reflected the market's belief that the economic recovery was not fully under way; yields of short-term securities (maturities up to 5 years) fell farther than those of long-term securities.

-----------------------------------------------------------------
TREASURY YIELDS FELL ACROSS MATURITIES

                                          YIELD AS OF JANUARY 31,
                                     ----------------------------
MATURITY                                     2002            2003
-----------------------------------------------------------------
2-year                                      3.16%           1.69%
5-year                                      4.37            2.93
10-year                                     5.03            3.96
30-year                                     5.43            4.84
-----------------------------------------------------------------

THE CORPORATE BOND MARKET: A SLEW OF TROUBLED SECTORS

Although investment-grade bonds had a great year in comparison with stocks, within the corporate bond market the ride was extraordinarily bumpy during the fiscal period. In fact, Lehman Brothers rated calendar 2002 as the worst year for the credit markets since the 1981 "Rust Belt" recession--and possibly since the early 1970s oil-related recession. Across maturity categories, returns for corporate bonds were about 2 percentage points behind those of Treasuries. Corporates also lagged mortgage-backed securities and agency securities, in each case by nearly 3 percentage points. Simply put, the flight to quality that occurred during the first three calendar quarters of 2002 was overwhelming.

     The troubled sectors were many: utilities, natural gas, communications, airlines, and manufacturers. Some sectors performed well (consumer cyclical, lodging, independent energy producers, and home construction), but unfortunately these groups had limited amounts of debt outstanding. This made for a very illiquid market, in which buying the kinds of bonds we seek was difficult.

     Overall, corporate bonds rallied from November through the fiscal year-end, as investors (particularly insurance companies) became more willing to put money to work in higher-yielding names. Notably, the issuers that were hard hit during the summer and early fall were the ones that outperformed in the fourth fiscal quarter.

Among the major factors that contributed to the bond market's difficulties in fiscal 2003:

* Accounting hijinks rattled investors. The 12 months will go down as the year of the "perp walk." Misdeeds by corporate executives and numerous earnings restatements due to accounting irregularities hammered bond prices. The Securities and Exchange Commission tried to temper investor panic by proposing a number of safeguards, as well as requiring that CEOs sign off on their companies' financial statements.

* Market volatility was sky-high. The Chicago Board Options Exchange volatility index--a measure of stock market fluctuations--hit highs twice during the year, reaching a 15-year high in July and a similar level in October. Corporate bond prices typically reflect the volatility in stock prices.

* Rating agencies had a hair trigger. Moody's and Standard & Poor's have been downgrading first and asking questions later. Companies' credit ratings often dropped several notches in response to poor liquidity, creative accounting methods, and negative investor sentiment. Moody's downgraded far more companies than it upgraded during 2002. As companies' ratings fell, their access to the capital markets dried up and, therefore, their bonds' prices shriveled.

THE PERFORMANCE OF OUR FUNDS

Vanguard Short-Term Corporate Fund's duration was at the low end of the neutral range for most of the fiscal year. (Duration is a measure of a bond price's sensitivity to changes in interest rates; the longer the duration, the more sensitive the price.) Because the trouble in the bond market was so widespread, we were unable to avoid all of the troubled credits. A small portion of the portfolio was invested in telecommunications (WorldCom, Qwest, Sprint, AT&T Wireless Services, and Charter Communications) and pipeline companies (Williams Cos.). These positions negatively affected the fund's performance during the first half of the fiscal year. The fourth-quarter rally in corporates helped us catch up somewhat.

     The Short-Term Corporate Fund's holdings of asset-backed securities (backed by credit-card and auto-loan receivables, as well as home-equity loans) performed well in this difficult credit environment, and we were aided also by our decision to add to our holdings of short-term mortgage-backed securities. In addition, we continued to increase diversification, thereby reducing the fund's sensitivity to potential corporate-credit problems. At the fiscal year-end we owned more than 270 different issuers.

     Vanguard Intermediate-Term Corporate Fund's greater price sensitivity to interest rates helped its performance during the fiscal year. As interest rates declined to 40-year lows in the second half of the period, we lowered the fund's duration to lock in these relative gains. During the first half of the year, the fund suffered from the same problem credits that hurt the Short-Term Corporate Fund. Our holdings of asset-backed securities, which are secured by credit-card and utility stranded-asset receivables, performed well in the tough environment. Overweightings in the health care and life insurance sectors contributed to performance as well. As with the Short-Term Fund, we continued to increase diversification among bond issuers. We now own more than 240 separate issuers.

IAN A. MACKINNON, MANAGING DIRECTOR
ROBERT F. AUWAERTER, PRINCIPAL
VANGUARD FIXED INCOME GROUP

FEBRUARY 18, 2003

SOURCE: THE VANGUARD GROUP.

REPORT FROM THE ADVISER

For the Long-Term Corporate and High-Yield Corporate Funds During the 12 months ended January 31, 2003, the Investor Shares of Vanguard Long-Term Corporate Fund returned 11.8% and those of Vanguard High-Yield Corporate Fund returned 2.6%. The results of both funds topped the average returns of their mutual fund peers.

THE INVESTMENT ENVIRONMENT

Both the Long-Term Corporate Fund and the High-Yield Corporate Fund are affected by the overall health of the U.S. economy, which influences business conditions for issuers of corporate bonds, and by the direction of interest rates. However, the bonds purchased by the funds have very different degrees of credit risk and interest rate risk.

     Credit risk is generally a function of the economy. Therefore, ratings on corporate bonds tend to decline during periods of economic distress. The deter-ioration in credit quality over the past year was dramatic. Moody's downgraded the debt of 282 investment-grade corporate issuers in 2002, while upgrading only 40. This equates to a remarkably high downgrade-to-upgrade ratio of 7:1. Over the past 12 months, investors found themselves struggling with the unexpected risk of misleading financial statements. In many cases, the weakening financial health of corporations was actually worse than originally reported. When financial reports were restated, credit downgrades followed rapidly, and bond prices declined. As those prices fell, access to the capital markets evaporated, exacerbating any liquidity problems for the issuer.

     Since the U.S. economy grew only modestly over the 12 months and companies' use of leverage increased, debt issuers with investment-grade ratings suffered along with those whose debt was rated lower. Consequently, the high-yield market expanded as a large number of companies lost their investment-grade ratings. These "fallen angels" generally had large amounts of public debt outstanding and became prevalent names in the high-yield market. At the same time, securities designated Baa, which is Moody's lowest investment-grade rating, became a bigger part of the overall investment-grade corporate market. While a general deterioration in credit quality is expected after an economic slowdown, the critical question is whether an economic recovery comes soon enough--and is strong enough--to increase the overall level of credit quality.

     We expect the Federal Reserve to maintain an accommodative monetary policy, keeping interest rates low until the economy shows evidence of overheating. If the banking system responds by making credit more generously available, we would expect to see fewer companies defaulting on their debt and a reduction in ratings downgrades. The stock and bond markets would then reopen as potent sources of capital, and debt restructurings should abate.

LONG-TERM CORPORATE FUND

* THE FUND'S SUCCESSES

The fund's duration of 10.8 years is high in an absolute sense, as is consistent with the charter of a long-term bond fund. This means that the fund is quite sensitive to changes in long-term interest rates. However, a duration measure does not account for the potential effects of changes in credit quality. If risk premiums on corporate bonds--the differences between their yields and those of Treasury securities--decrease as investors regain confidence in corporates, then the net asset value of the fund can rise even if interest rates rise. In the second half of the year, yields of long-term Treasury bonds declined 46 basis points, boosting prices, while risk premiums also fell, boosting prices even more.

* THE FUND'S SHORTFALLS

The fund underperformed its market benchmark, the Lehman Long Credit A or Better Index, for the 12 months mostly because of our lagging results during the second half of the fiscal year. We did not own enough of the market's weaker credits, which outperformed higher-quality bonds in the period. The fund is permitted to have up to 30% of assets in Baa-rated securities, but we only averaged 14% during the second half of the year. In hindsight, we would have benefited from a larger weighting. On top of this was the fact that the Baa issues we did own deteriorated in value.

* THE FUND'S POSITIONING

The fund is consistently positioned with long-term investment-grade bonds that carry excellent call protection. The major risk to this fund, given its long duration and maturity, is a rise in long-term interest rates. We are keeping the fund's duration slightly longer than that of the index because we believe that long-term rates will remain relatively stable in the near term. The longer duration will capture some additional yield in return for the extra risk we are assuming in an environment with a steep yield curve. We believe, however, that the next major move for rates will be up, as the economy eventually grows out of its current tepid state.

     The second ever-present risk is credit deterioration among corporate issuers. To mitigate this risk, the fund is well diversified among issuers and industries. The fund does not own emerging-market debt or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

* THE FUND'S SUCCESSES

In the past six months, the fund did not experience any defaults, and we held fewer issues that experienced credit downgrades than we have seen in the recent past. However, we do not take comfort in relative success when it means losing shareholders' money.

* THE FUND'S SHORTFALLS

The fund underperformed its market benchmark, the Lehman High Yield Index, by a wide margin in the most recent six-month period, a result of a substantial narrowing in risk premiums (yield spreads). Our bias toward higher-quality credits within the junk market hindered our performance, because investors embraced risk and the lower end of the credit spectrum enjoyed outsized returns. For the full fiscal year, however, the fund's return was better than the benchmark's.

* THE FUND'S POSITIONING

At times when risk premiums are narrowing and prices are rising, we would expect our "upper tier" strategy to result in underperformance compared with a portfolio of higher-risk bonds. In absolute terms, however, the fund's net asset value rose during the six months, alleviating some of the sting from underperforming the index.

     We attempt to find companies with more consistent or stable businesses and greater predictability of cash flows. This strategy has slightly cushioned the harm from the poor market environment that has existed since mid-1998. The fund's holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest U.S. Treasury reserve in the event that liquidity is necessary, and we remain committed to the high-quality spectrum of the below-investment-grade market.

     The fund is diversified by issuer and by industry to decrease risk. We avoid emerging-market debt, preferred stocks, and equity-linked securities such as convertibles.

EARL E. MCEVOY, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 12, 2003

FUND PROFILES AS OF JANUARY 31, 2003

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 17.

SHORT-TERM CORPORATE FUND
--------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                      COMPARATIVE        BROAD
                              FUND         INDEX*      INDEX**
--------------------------------------------------------------
Number of Issues               450          1,483        6,978
Yield                                        3.5%         4.2%
  Investor Shares             3.7%
  Admiral Shares              3.8%
  Institutional Shares        3.8%
Yield to Maturity             3.3%           3.5%         4.2%
Average Coupon                5.3%           6.2%         6.1%
Average Maturity         2.4 years      3.0 years    6.9 years
Average Quality                Aa3             A1          Aaa
Average Duration         2.0 years      2.7 years    3.9 years
Expense Ratio                                  --           --
  Investor Shares            0.23%
  Admiral Shares             0.17%
  Institutional Shares       0.10%
Cash Investments              5.8%             --           --
--------------------------------------------------------------

-------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency+                            15.4%
Aaa                                         24.8
Aa                                          13.0
A                                           28.4
Baa                                         15.5
Ba                                           1.6
B                                            1.1
Not Rated                                    0.2
-------------------------------------------------
Total                                      100.0%
-------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                        18.3%
1-3 Years                           45.0
3-5 Years                           27.9
Over 5 Years                         8.8
-----------------------------------------
Total                              100.0%
-----------------------------------------

--------------------------------------------------------------
VOLATILITY MEASURES
                              COMPARATIVE               BROAD
                      FUND         INDEX*    FUND      INDEX**
--------------------------------------------------------------
R-Squared             0.87           1.00    0.70         1.00
Beta                  0.82           1.00    0.52         1.00
--------------------------------------------------------------

-----------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                INVESTMENT-
                          GRADE CORPORATE

AVERAGE MATURITY                    SHORT
-----------------------------------------

-------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)++

Asset-Backed/Commercial Mortgage-Backed     17.9%
Finance                                     25.9
Foreign                                      2.0
Government Mortgage-Backed                  11.4
Industrial                                  31.8
Treasury/Agency                              4.0
Utilities                                    6.6
Other                                        0.4
-------------------------------------------------
Total                                      100.0%
-------------------------------------------------
*Lehman 1-5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Includes government mortgage-backed bonds.
++All corporate and mortgage-backed sectors are adjusted for swaps.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

INTERMEDIATE-TERM CORPORATE FUND
--------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                      COMPARATIVE        BROAD
                              FUND         INDEX*      INDEX**
--------------------------------------------------------------
Number of Issues               324          1,212        6,978
Yield                                        5.4%         4.2%
  Investor Shares             4.7%
  Admiral Shares              4.7%
Yield to Maturity             4.7%           5.4%         4.2%
Average Coupon                6.3%           6.9%         6.1%
Average Maturity         5.7 years      7.7 years    6.9 years
Average Quality                 A1             A2          Aaa
Average Duration         4.6 years      6.0 years    3.9 years
Expense Ratio                                 --            --
  Investor Shares            0.20%
  Admiral Shares             0.14%
Cash Investments              5.6%             --           --
--------------------------------------------------------------


-------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency+                            15.5%
Aaa                                         10.7
Aa                                          18.4
A                                           35.3
Baa                                         16.6
Ba                                           2.1
B                                            1.1
Not Rated                                    0.3
-------------------------------------------------
Total                                      100.0%
-------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                         0.8%
1-5 Years                           33.5
5-10 Years                          62.1
10-20 Years                          3.6
20-30 Years                          0.0
Over 30 Years                        0.0
-----------------------------------------
Total                              100.0%
-----------------------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES

                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.92                 1.00    0.89          1.00
Beta                  0.89                 1.00    1.21          1.00
---------------------------------------------------------------------

----------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY               INVESTMENT-
                         GRADE CORPORATE


AVERAGE MATURITY                  MEDIUM
----------------------------------------

-------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)++

Asset-Backed/Commercial Mortgage-Backed            6.4%
Finance                                           27.8
Foreign                                            3.9
Government Mortgage-Backed                         6.2
Industrial                                        36.6
Treasury/Agency                                    9.3
Utilities                                          9.4
Other                                              0.4
-------------------------------------------------------
Total                                            100.0%
-------------------------------------------------------
*Lehman 5-10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
+Includes government mortgage-backed bonds.
++ All corporate and mortgage-backed sectors are adjusted for swaps. (degree)

LONG-TERM CORPORATE FUND
---------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                            COMPARATIVE         BROAD
                              FUND               INDEX*       INDEX**
---------------------------------------------------------------------
Number of Issues               174                  655         6,978
Yield                                              5.9%          4.2%
  Investor Shares             5.6%
  Admiral Shares              5.7%
Yield to Maturity             5.8%                 6.1%          4.2%
Average Coupon                7.0%                 7.0%          6.1%
Average Maturity        21.1 years           24.1 years     6.9 years
Average Quality                 A1                  Aa3           Aaa
Average Duration        10.8 years           10.5 years     3.9 years
Expense Ratio                                        --            --
  Investor Shares            0.31%
  Admiral Shares             0.23%
Cash Investments              2.2%                   --            --
---------------------------------------------------------------------

-------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                                    0.0%
Aaa                                                8.5
Aa                                                27.2
A                                                 49.8
Baa                                               13.8
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.7
-------------------------------------------------------
Total                                            100.0%
-------------------------------------------------------

------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                          0.4%
1-5 Years                             0.0
5-10 Years                           12.4
10-20 Years                          20.7
20-30 Years                          65.1
Over 30 Years                         1.4
------------------------------------------
Total                               100.0%
------------------------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.92                 1.00    0.78          1.00
Beta                  1.00                 1.00    1.83          1.00
---------------------------------------------------------------------

-----------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                      INVESTMENT-
                                 GRADE COPORATE

AVERAGE MATURITY                           LONG
-----------------------------------------------

-----------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                         0.3%
Commercial Mortgage-Backed           0.0
Finance                             27.1
Foreign                              3.4
Government Mortgage-Backed           0.0
Industrial                          59.6
Treasury/Agency                      0.0
Utilities                            9.6
-----------------------------------------
Total                              100.0%
-----------------------------------------
*Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.



                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

HIGH-YIELD CORPORATE FUND
---------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                              COMPARATIVE       BROAD
                                     FUND          INDEX*     INDEX**
---------------------------------------------------------------------
Number of Issues                      276           1,400       6,978
Yield                                               11.5%        4.2%
  Investor Shares                    8.1%
  Admiral Shares                     8.2%
Yield to Maturity                    8.4%           11.5%        4.2%
Average Coupon                       8.5%            8.4%        6.1%
Average Maturity                6.5 years       8.3 years   6.9 years
Average Quality                      Ba1               B1         Aaa
Average Duration                4.4 years       4.8 years   3.9 years
Expense Ratio                                          --          --
  Investor Shares                   0.26%
  Admiral Shares                    0.21%
Cash Investments                     4.7%              --          --
---------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                            6.1%
Aaa                                        0.0
Aa                                         0.0
A                                          0.4
Baa                                        6.9
Ba                                        45.2
B                                         40.6
Not Rated                                  0.8
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                         0.0%
1-5 Years                           21.3
5-10 Years                          76.7
10-20 Years                          1.6
20-30 Years                          0.4
Over 30 Years                        0.0
-----------------------------------------
Total                              100.0%
-----------------------------------------


---------------------------------------------------------------------
VOLATILITY MEASURES

                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.90                 1.00    0.00          1.00
Beta                  0.66                 1.00    0.02          1.00
---------------------------------------------------------------------


-----------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                            BELOW
                                     INVESTMENT
                                          GRADE

AVERAGE MATURITY                         MEDIUM
-----------------------------------------------


-----------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed                               0.0%
Commercial Mortgage-Backed                 0.0
Finance                                    3.4
Foreign                                    0.0
Government Mortgage-Backed                 0.0
Industrial                                85.3
Treasury/Agency                            6.1
Utilities                                  5.2
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

*Lehman High Yield Index.
**Lehman Aggregate Bond Index.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                          OR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.


AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES AS OF JANUARY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

SHORT-TERM CORPORATE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1993-JANUARY 31, 2003

             SHORT-TERM      AVERAGE 1-5            LEHMAN             LEHMAN
         CORPORATE FUND  YEAR INVESTMENT          1-5 YEAR          AGGREGATE
        INVESTOR SHARES      GRADE FUND*      CREDIT INDEX         BOND INDEX

199301            10000            10000             10000              10000
199304            10216            10191             10281              10289
199307            10293            10303             10422              10548
199310            10481            10483             10630              10802
199401            10611            10591             10788              10914
199404            10380            10353             10493              10376
199407            10527            10463             10678              10558
199410            10535            10494             10679              10406
199501            10675            10583             10817              10661
199504            11040            10848             11233              11135
199507            11374            11155             11628              11625
199510            11630            11416             11920              12034
199601            11951            11710             12304              12468
199604            11855            11583             12157              12098
199607            12007            11728             12328              12269
199610            12333            12042             12704              12738
199701            12492            12191             12865              12875
199704            12599            12262             12974              12955
199707            12964            12603             13421              13589
199710            13165            12800             13617              13870
199801            13433            13041             13895              14255
199804            13574            13137             14034              14368
199807            13784            13318             14260              14658
199810            14059            13630             14651              15165
199901            14260            13775             14877              15406
199904            14364            13815             14956              15270
199907            14343            13764             14884              15023
199910            14544            13941             15102              15246
200001            14654            13950             15103              15122
200004            14782            14137             15270              15462
200007            15152            14409             15674              15920
200010            15441            14740             16021              16359
200101            16081            15282             16716              17212
200104            16309            15504             17053              17377
200107            16775            15836             17578              17940
200110            17233            16318             18168              18741
200201            17193            16209             18096              18514
200204            17274            16317             18246              18739
200207            17404            16512             18677              19291
200210            17713            16834             19122              19844
200301            18059            17072             19677              20266
--------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL
                              RETURNS PERIODS ENDED JANUARY 31, 2003
                             --------------------------------------- FINAL VALUE
                                  ONE          FIVE          TEN    OF A $10,000
                                 YEAR         YEARS        YEARS      INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Fund
  Investor Shares               5.04%         6.10%        6.09%         $18,059
Average 1-5 Year Investment
  Grade Fund*                   5.32          5.54         5.49           17,072
Lehman 1-5 Year Credit Index    8.74          7.21         7.00           19,677
Lehman Aggregate Bond Index     9.46          7.29         7.32           20,266
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                            ONE            SINCE   OF A $250,000
                                           YEAR      INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Fund
  Admiral Shares                          5.11%            6.17%        $281,272
Lehman 1-5 Year Credit Index              8.74             8.63          294,195
--------------------------------------------------------------------------------

                                                                  FINAL VALUE OF
                                  ONE         FIVE         SINCE   A $50,000,000
                                 YEAR        YEARS   INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
Short-Term Corporate Fund
  Institutional Shares          5.17%     6.22%            6.37%     $69,513,297
Lehman 1-5 Year Credit Index    8.74      7.21             7.28       72,763,368
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Inception dates are February 12, 2001, for the Admiral Shares and September 30, 1997, for the Institutional Shares.
Note: See Financial Highlights tables on pages 62 and 63 for dividend information.

----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JANUARY 31, 2003
----------------------------------------------------------------
                          SHORT-TERM CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1994                  0.4%          5.7%       6.1%         7.9%
1995                 -4.9           5.5        0.6          0.3
1996                  5.2           6.8       12.0         13.7
1997                 -1.7           6.2        4.5          4.6
1998                  1.1           6.4        7.5          8.0
----------------------------------------------------------------

                          SHORT-TERM CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL             CAPITAL        INCOME      TOTAL        TOTAL
YEAR                RETURN        RETURN     RETURN       RETURN
----------------------------------------------------------------
1999                 -0.1%          6.3%       6.2%         7.1%
2000                 -3.4           6.2        2.8          1.5
2001                  2.6           7.1        9.7         10.7
2002                  0.6           6.3        6.9          8.3
2003                 -0.4           5.4        5.0          8.7
----------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                     TEN YEARS
                                              ONE     FIVE ---------------------
                          INCEPTION DATE     YEAR    YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Short-Term Corporate Fund
  Investor Shares             10/29/1982    5.22%    6.26%   0.03%  6.21%  6.24%
 Admiral Shares                2/12/2001    5.29    6.29**      --     --     --
  Institutional Shares         9/30/1997    5.35    6.39   -0.02** 6.43** 6.41**
--------------------------------------------------------------------------------
*Lehman 1-5 Year Credit Index.
**Return since inception.

INTERMEDIATE-TERM CORPORATE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1993-JANUARY 31, 2003


                                AVERAGE
      INTERMEDIATE-TERM    INTERMEDIATE            LEHMAN           LEHMAN
         CORPORATE FUND      INVESTMENT         5-10 YEAR        AGGREGATE
        INVESTOR SHARES     GRADE FUND*      CREDIT INDEX       BOND INDEX


11/1/1993         10000           10000             10000            10000
   199401         10166           10148             10244            10169
   199404          9583            9661              9576             9668
   199407          9718            9773              9781             9837
   199410          9563            9663              9605             9695
   199501          9787            9842              9831             9933
   199504         10300           10242             10401            10375
   199507         10834           10651             10953            10831
   199510         11267           10996             11398            11212
   199601         11738           11363             11903            11616
   199604         11246           11028             11421            11271
   199607         11388           11159             11564            11431
   199610         11884           11559             12099            11868
   199701         12007           11678             12220            11995
   199704         12054           11740             12252            12070
   199707         12674           12282             12968            12661
   199710         12906           12481             13154            12923
   199801         13237           12797             13491            13282
   199804         13345           12316             13608            13387
   199807         13585           13118             13844            13657
   199810         13977           13472             14263            14130
   199901         14260           13647             14621            14354
   199904         14070           12949             14425            14227
   199907         13758           13306             14052            13997
   199910         13935           13463             14244            14205
   200001         13875           13333             14082            14089
   200004         13983           12962             14232            14406
   200007         14431           13916             14712            14832
   200010         14805           14249             15083            15242
   200101         15706           14929             16091            16037
   200104         15864           14409             16272            16190
   200107         16550           15547             16956            16715
   200110         17226           16157             17612            17461
   200201         16998           15901             17389            17250
   200204         17104           15348             17440            17459
   200207         17484           16322             17746            17974
   200210         18112           16756             18424            18489
   200301         18579           17114             19301            18882
--------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL
                              RETURNS PERIODS ENDED JANUARY 31, 2003
                             --------------------------------------- FINAL VALUE
                                    ONE          FIVE          TEN  OF A $10,000
                                   YEAR         YEARS        YEARS    INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund
  Investor Shares                 9.30%         7.02%        6.93%       $18,579
Average Intermediate Investment
  Grade Fund*                     7.63          5.99         5.98         17,114
Lehman 5-10 Year Credit Index    10.99          7.42         7.37         19,301
Lehman Aggregate Bond Index       9.46          7.29         7.11         18,882
--------------------------------------------------------------------------------


                                                                     FINAL VALUE
                                            ONE            SINCE   OF A $250,000
                                           YEAR      INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund
  Admiral Shares                          9.37%            8.98%        $296,100
Lehman 5-10 Year Credit Index            10.99             9.75          300,223
--------------------------------------------------------------------------------


----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 1, 1993-JANUARY 31, 2003
----------------------------------------------------------------
                        INTERMEDIATE-TERM CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1994                 0.4%           1.3%       1.7%         2.4%
1995                -9.7            6.0       -3.7         -4.0
1996                12.1            7.8       19.9         21.1
1997                -4.2            6.5        2.3          2.7
1998                 3.3            6.9       10.2         10.4
----------------------------------------------------------------

----------------------------------------------------------------
                        INTERMEDIATE-TERM CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1999                 1.2%           6.5%       7.7%         8.4%
2000                -8.9            6.2       -2.7         -3.7
2001                 5.4            7.8       13.2         14.3
2002                 1.5            6.7        8.2          8.1
2003                 3.1            6.2        9.3         11.0
----------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.



                                                              SINCE INCEPTION
                                              ONE     FIVE ---------------------
                          INCEPTION DATE     YEAR    YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Intermediate-Term Corporate Fund
  Investor Shares              11/1/1993   10.28%    7.33%   0.30%  6.70% 7.00%
  Admiral Shares               2/12/2001    10.35    9.43+      --     --    --
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Lehman 5-10 Year Credit Index.
+Return since inception.
Note: See Financial Highlights tables on page 64 for dividend and capital gains information.

LONG-TERM CORPORATE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1993-JANUARY 31, 2003

              LONG-TERM         AVERAGE       LEHMAN LONG           LEHMAN
         CORPORATE FUND       CORPORATE       CREDIT A OR        AGGREGATE
        INVESTOR SHARES   A-RATED FUND*    BETTER INDEX**       BOND INDEX

199301            10000           10000             10000            10000
199304            10434           10327             10334            10289
199307            10857           10643             10751            10548
199310            11298           10992             11171            10802
199401            11383           11061             11264            10914
199404            10581           10396             10428            10376
199407            10725           10521             10599            10558
199410            10386           10339             10223            10406
199501            10800           10577             10663            10661
199504            11405           11014             11300            11135
199507            12071           11498             11963            11625
199510            12770           11972             12626            12034
199601            13353           12377             13214            12468
199604            12551           11864             12403            12098
199607            12733           12047             12608            12269
199610            13386           12549             13290            12738
199701            13467           12646             13310            12875
199704            13476           12630             13334            12955
199707            14690           13356             14486            13589
199710            15023           13619             14770            13870
199801            15558           13957             15352            14255
199804            15673           13973             15501            14368
199807            16063           14296             15852            14658
199810            16348           14670             16201            15165
199901            17038           14922             16931            15406
199904            16407           14641             16250            15270
199907            15792           14391             15591            15023
199910            15908           14535             15814            15246
200001            15778           14381             15526            15122
200004            15955           14544             15754            15462
200007            16465           14981             16372            15920
200010            16880           15332             16590            16359
200101            18069           16102             17974            17212
200104            18000           16128             17934            17377
200107            18948           16744             18893            17940
200110            19973           17418             19742            18741
200201            19563           17115             19618            18514
200204            19676           17151             19371            18739
200207            20071           17573             19918            19291
200210            20749           18047             20821            19844
200301            21862           18481             22107            20266
--------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL
                              RETURNS PERIODS ENDED JANUARY 31, 2003
                             --------------------------------------- FINAL VALUE
                                  ONE          FIVE          TEN    OF A $10,000
                                 YEAR         YEARS        YEARS      INVESTMENT
--------------------------------------------------------------------------------
Long-Term Corporate Fund
  Investor Shares              11.75%         7.04%        8.14%         $21,862
Average Corporate
 A-Rated Fund*                  7.98          5.78         6.33           18,481
Lehman Long Credit A or
 Better Index**                12.69          7.57         8.26           22,107
Lehman Aggregate Bond Index     9.46          7.29         7.32           20,266
--------------------------------------------------------------------------------


                                                                     FINAL VALUE
                                            ONE            SINCE   OF A $250,000
                                           YEAR      INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
Long-Term Corporate Fund
  Admiral Shares                         11.85%           10.34%        $303,389
Lehman Long Credit A or
 Better Index                            12.69            11.62          310,347
--------------------------------------------------------------------------------


----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JANUARY 31, 2003
----------------------------------------------------------------
                            LONG-TERM CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1994                 6.5%          7.3%       13.8%        12.6%
1995               -11.9           6.8        -5.1         -5.3
1996                15.3           8.3        23.6         23.9
1997                -6.0           6.9         0.9          0.7
1998                 7.9           7.6        15.5         15.3
----------------------------------------------------------------

----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JANUARY 31, 2003
----------------------------------------------------------------
                            LONG-TERM CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1999                 2.9%          6.6%        9.5%        10.3%
2000               -13.3           5.9        -7.4         -8.3
2001                 6.8           7.7        14.5         15.8
2002                 1.5           6.8         8.3          9.1
2003                 5.0           6.8        11.8         12.7
------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.



                                                              SINCE INCEPTION
                                              ONE     FIVE ---------------------
                          INCEPTION DATE     YEAR    YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Long-Term Corporate Fund
  Investor Shares               7/9/1973   13.22%    7.26%   1.32%  7.08% 8.40%
  Admiral Shares               2/12/2001   13.32    10.73+      --     --    --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
+Return since inception.
Note: See Financial Highlights tables on page 65 for dividend and capital gains information.

HIGH-YIELD CORPORATE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE JANUARY 31, 1993-JANUARY 31, 2003

             HIGH-YIELD   AVERAGE HIGH-            LEHMAN           LEHMAN
         CORPORATE FUND   CURRENT-YIELD        HIGH YIELD        AGGREGATE
       INVESTOR SHARES*          FUND**             INDEX       BOND INDEX


199301            10000           10000             10000            10000
199304            10471           10466             10397            10289
199307            10941           10983             10845            10548
199310            11393           11360             11187            10802
199401            11754           11887             11628            10914
199404            10951           11321             11083            10376
199407            11145           11321             11217            10558
199410            11251           11314             11324            10406
199501            11457           11256             11416            10661
199504            12181           11949             12238            11135
199507            12737           12491             12821            11625
199510            13139           12754             13100            12034
199601            13636           13290             13660            12468
199604            13494           13503             13691            12098
199607            13712           13726             13952            12269
199610            14299           14367             14554            12738
199701            14864           14950             15093            12875
199704            14954           15024             15273            12955
199707            15892           16105             16251            13589
199710            16178           16445             16550            13870
199801            16818           17022             17158            14255
199804            17075           17516             17489            14368
199807            17408           17579             17713            14658
199810            16730           15894             16467            15165
199901            17716           16863             17424            15406
199904            17975           17506             17826            15270
199907            17610           17243             17617            15023
199910            17467           16944             17182            15246
200001            17746           17249             17504            15122
200004            17740           17057             17197            15462
200007            18171           17136             17500            15920
200010            17886           16475             16906            16359
200101            18581           16889             17790            17212
200104            18447           16392             17383            17377
200107            18292           16326             17453            17940
200110            17858           15816             16880            18741
200201            18377           16257             17545            18514
200204            18752           16566             17993            18739
200207            17453           15095             15856            19291
200210            17588           15033             15954            19844
200301            18846           16217             17750            20266
--------------------------------------------------------------------------------
                                           AVERAGE ANNUAL TOTAL
                              RETURNS PERIODS ENDED JANUARY 31, 2003
                             --------------------------------------- FINAL VALUE
                                    ONE          FIVE          TEN  OF A $10,000
                                   YEAR         YEARS        YEARS    INVESTMENT
--------------------------------------------------------------------------------
High-Yield Corporate Fund
  Investor Shares*                2.55%         2.30%        6.54%       $18,846
Average High-Current-Yield
 Fund**                          -0.25         -0.96         4.95         16,217
Lehman High Yield Index           1.17          0.68         5.91         17,750
Lehman Aggregate Bond Index       9.46          7.29         7.32         20,266
--------------------------------------------------------------------------------


                                                                     FINAL VALUE
                                            ONE            SINCE   OF A $250,000
                                           YEAR      INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
High-Yield Corporate Fund
  Admiral Shares*                         2.60%            3.23%        $259,885
Lehman High Yield Index                   1.17             3.52          260,765
--------------------------------------------------------------------------------

----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JANUARY 31, 2003
----------------------------------------------------------------
                           HIGH-YIELD CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1994                 7.7%          9.8%       17.5%        16.3%
1995               -11.1           8.6        -2.5         -1.8
1996                 9.0          10.0        19.0         19.6
1997                -0.3           9.3         9.0         10.5
1998                 3.8           9.3        13.1         13.7
----------------------------------------------------------------

----------------------------------------------------------------
                           HIGH-YIELD CORPORATE FUND
                                INVESTOR SHARES          LEHMAN*
FISCAL            CAPITAL        INCOME       TOTAL        TOTAL
YEAR               RETURN        RETURN      RETURN       RETURN
----------------------------------------------------------------
1999                -3.0%          8.3%        5.3%         1.5%
2000                -7.8           8.0         0.2          0.5
2001                -4.4           9.1         4.7          1.6
2002                -9.6           8.5        -1.1         -1.4
2003                -5.7           8.3         2.6          1.2
----------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                                     TEN YEARS
                                              ONE     FIVE ---------------------
                          INCEPTION DATE     YEAR    YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
High-Yield Corporate Fund*
  Investor Shares             12/27/1978    1.73%    2.36%  -2.26%  8.93% 6.67%
  Admiral Shares              11/12/2001    1.78    2.07++      --     --    --
--------------------------------------------------------------------------------
* Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
**Derived from data provided by Lipper Inc.
+Lehman High Yield Index.
++Return since inception.
Note: See Financial Highlights tables on page 66 for dividend and capital gains information.

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR EACH FUND. * The individuals listed in the table below were elected as trustees for each fund. All trustees served as trustees to the funds prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                               FOR            WITHHELD                FOR
--------------------------------------------------------------------------------
John J. Brennan            43,628,232,952         698,817,403              98.4%
Charles D. Ellis           43,615,314,583         711,735,771              98.4
Rajiv L. Gupta             43,543,144,944         783,905,411              98.2
JoAnn Heffernan Heisen     43,616,846,623         710,203,732              98.4
Burton G. Malkiel          43,536,733,350         790,317,005              98.2
Alfred M. Rankin, Jr.      43,645,452,443         681,597,912              98.5
J. Lawrence Wilson         43,554,722,990         772,327,365              98.3
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

* CHANGE EACH FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables each fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn mod- estly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                              BROKER  PERCENTAGE
VANGUARD FUND              FOR        AGAINST     ABSTAIN    NON-VOTES     FOR
--------------------------------------------------------------------------------
Short-Term Corporate 6,567,166,512 321,806,664  237,853,700  630,904,085   84.7%
Intermediate-Term
  Corporate          2,092,621,006  67,526,082   34,956,495  166,348,542   88.6
Long-Term Corporate  2,725,459,055 144,415,131   91,824,118  209,011,249   86.0
High-Yield Corporate 3,514,474,464 181,665,518   85,630,654  292,962,142   86.3
--------------------------------------------------------------------------------


* CHANGE EACH FUND'S POLICY ON BORROWING MONEY. This change enables each fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

--------------------------------------------------------------------------------
                                                              BROKER  PERCENTAGE
VANGUARD FUND              FOR         AGAINST     ABSTAIN    NON-VOTES     FOR
--------------------------------------------------------------------------------
Short-Term Corporate 6,381,020,675 485,861,087  259,945,114  630,904,085   82.3%
Intermediate-Term
  Corporate          2,037,953,362 111,829,918   45,320,302  166,348,542   86.3
Long-Term Corporate  2,678,183,851 175,254,900  108,259,553  209,011,249   84.5
High-Yield Corporate 3,462,035,031 204,070,751  115,664,854  292,962,142   85.0
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS AS OF JANUARY 31, 2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (78.1%)(5)
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (17.5%)
ANRC Auto Owner Trust                                         3.76%   10/17/2005(1)(6)        $       64,713    $       65,347
American Express Credit Account Master Trust                  5.60%   11/15/2006(1)                    3,375             3,531
American Express Credit Account Master Trust                  5.85%   11/15/2006(1)                   32,200            33,579
AmSouth Auto Trust                                            6.67%    7/15/2004(1)                   10,197            10,305
BMW Vehicle Owner Trust                                       6.91%    5/25/2006(1)                   22,900            22,972
BMW Vehicle Owner Trust                                       5.46%   11/25/2007(1)                   14,630            15,561
Bank of America Mortgage Securities                          4.654%    6/25/2032(1)                    31,532            32,161
Bank of America Mortgage Securities                          4.428%    8/25/2032(1)                   23,676            24,015
Bank of America Mortgage Securities                          4.879%    9/25/2032(1)                   28,111            28,828
Bank of America Mortgage Securities                          3.983%    2/25/2033(1)                   25,000            25,016
CIT Home Equity Loan Trust                                    4.57%    1/25/2023(1)                   33,500            33,753
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                           6.42%    9/25/2008(1)                   75,920            82,247
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-1                            6.38%    9/25/2008(1)                   10,168            11,030
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-2                            6.28%    9/25/2005(1)                    9,792             9,972
Capital Auto Receivables Asset Trust                          3.05%    9/15/2005(1)                   23,000            23,412
Capital Auto Receivables Asset Trust                          4.60%    9/15/2005(1)                   10,000            10,111
Capital Auto Receivables Asset Trust                          2.27%    1/17/2006(1)                   22,500            22,542
Centex Home Equity Loan Trust                                 3.89%    2/25/2020(1)                   20,000            20,279
Centex Home Equity Loan Trust                                 5.35%   10/25/2022(1)                   27,238            27,370
Centex Home Equity Loan Trust                                 3.94%    2/25/2025(1)                   11,100            11,195
Chase Manhattan Auto Owner Trust                              4.55%    8/15/2005(1)                   52,004            52,850
Chase Manhattan Auto Owner Trust                              3.49%    3/15/2006(1)                   23,500            23,970

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Credit Card Master Trust                      1.51%   10/15/2006(1)           $       20,000    $       20,014
Citibank Credit Card Issuance Trust                           7.05%    9/15/2007(1)                   14,875            16,395
Citibank Credit Card Issuance Trust                           7.45%    9/15/2007(1)                   24,790            27,087
Citibank Credit Card Issuance Trust                           2.70%    1/15/2008(1)                   35,000            35,038
Citibank Credit Card Master Trust I                           5.95%     2/7/2005(1)                   10,400            10,402
Citibank Credit Card Master Trust I                           5.55%     1/9/2006(1)                   15,187            15,697
ComEd Transitional Funding Trust                              5.39%    6/25/2005(1)                   20,183            20,379
Connecticut RRB Special Purpose Trust CL&P-1                  5.36%    3/30/2007(1)                   26,076            27,291
Countrywide Asset-Backed Certificates                        5.151%   11/25/2016(1)                   40,850            41,823
Countrywide Home Loan                                        4.633%    9/19/2032(1)                   38,275            38,812
DaimlerChrysler Auto Trust                                    6.11%   11/18/2004(1)                   22,103            22,396
DaimlerChrysler Auto Trust                                    2.56%    11/8/2006(1)                   25,000            25,229
Dealer Auto Receivables Owner Trust                           7.07%    5/17/2004(1)                    5,882             5,890
Detroit Edison Securitization Funding LLC                     5.51%     3/7/2007(1)                   24,750            25,974
Fannie Mae Whole Loan                                        3.318%   11/25/2032(1)                   64,400            64,513
Federal Home Loan Mortgage Corp.                              3.41%   12/25/2032(1)                   27,679            28,042
Federal Home Loan Mortgage Corp.                             3.632%   11/25/2032(1)                   31,000            31,130
Federal National Mortgage Assn.                               6.00%   11/25/2014(1)                    2,106             2,122
First USA Credit Card Master Trust                            1.51%   11/20/2006(1)                   55,000            55,032
Ford Credit Auto Owner Trust                                  7.50%   10/15/2004(1)                    4,900             5,111
Ford Credit Auto Owner Trust                                  6.99%    2/15/2005(1)                   42,000            44,320
Ford Credit Auto Owner Trust                                  7.40%    4/15/2005(1)                   22,524            23,334
Ford Credit Auto Owner Trust                                  5.01%    3/15/2006(1)                   14,800            15,457
Harley-Davidson Motorcycle Trust                              4.50%    1/15/2010(1)                   30,000            31,558
Harley-Davidson Motorcycle Trust                              2.63%   11/15/2010(1)                   30,000            29,937
Honda Auto Receivables Owner Trust                            4.67%    3/18/2005(1)                   58,353            59,137
Honda Auto Receivables Owner Trust                            3.50%   10/17/2005(1)                   12,750            12,968
MBNA Master Credit Card Trust                                 6.45%    2/15/2008(1)                    1,290             1,408
MBNA Master Credit Card Trust II                              7.15%    1/15/2008(1)                   59,500            65,570
Marshall & Ilsley Auto Loan Trust                             2.49%   10/22/2007(1)                   40,000            40,344
Mellon Bank Premium Finance Loan Master Trust                 1.72%   12/17/2007(1)(9)                25,900            25,827
National City Auto Receivables Trust                          4.04%    7/15/2006(1)                   23,000            23,550
Nissan Auto Receivables                                       3.58%    9/15/2005(1)                   48,250            49,203
Nissan Auto Receivables                                       4.80%    2/15/2007(1)                    3,750             3,917
Onyx Acceptance Owner Trust                                   3.94%    6/15/2006(1)(6)                29,500            30,204
PECO Energy Transition Trust                                  6.05%     3/1/2009(1)                   29,200            32,068
PP&L Transition Bond Co. LLC                                  6.96%   12/26/2007(1)                   53,000            58,609
PP&L Transition Bond Co. LLC                                  7.05%    6/25/2009(1)                   20,550            23,261
Principal Residential Mortgage Capital Resources              4.55%   12/20/2004(1)(2)                34,150            34,833
Regions Auto Receivables Trust                                2.63%    1/15/2007(1)                   28,600            28,830
Residential Asset Securities Corp.                            4.04%    1/25/2022(1)(7)                21,000            21,504
Residential Asset Securities Corp.                           4.606%    3/25/2022(1)                   17,500            17,935
Residential Asset Securities Corp.                           4.286%    8/24/2022(1)(7)                34,000            34,666
Residential Asset Securities Corp.                            4.59%   10/25/2026(1)(7)                25,000            25,763
Standard Credit Card Master Trust                             5.95%     9/7/2003(1)                    7,700             7,900
TIAA Structured Finance CDO I, Ltd.                           7.06%   11/25/2030(1)                   15,400            16,517
Target Credit Card Master Trust                               1.49%    7/25/2008(1)                   14,500            14,444
Toyota Auto Receivables Owner Trust                           4.00%    7/25/2008(1)                    9,450            9,783
UAC Securitization Corp.                                      6.31%    12/8/2006(1)(6)                16,836            17,075
USAA Auto Owner Trust                                         6.95%    6/15/2004(1)                    2,041            2,047
USAA Auto Owner Trust                                         3.20%    2/15/2006(1)                   11,900            12,032
USAA Auto Owner Trust                                         2.41%   10/16/2006(1)                   26,000            26,201

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust                                   2.36%   12/20/2005(1)           $       25,000    $       25,140
Washington Mutual Mortgage Pass-Through Certificate           5.55%    4/26/2032(1)                   35,668            36,317
Washington Mutual Mortgage Pass-Through Certificate          5.598%    4/26/2032(1)                   24,550            25,068
Washington Mutual Mortgage Pass-Through Certificate          4.424%    9/25/2032(1)                   28,862            29,303
Washington Mutual Mortgage Pass-Through Certificate           4.23%    1/25/2033(1)                   24,703            25,192
WFS Financial Owner Trust                                     3.81%    2/20/2007(1)(8)                31,500            32,296
                                                                                                                --------------
                                                                                                                $    2,121,941
                                                                                                                --------------
FINANCE (24.7%)
  BANKING (8.4%)
Astoria Financial Corp.                                       5.75%   10/15/2012(2)                   12,000            11,958
BNP Paribas                                                  5.125%    1/15/2015(2)                   11,450            11,499
Bank of America Corp.                                         6.20%    2/15/2006                       8,500             9,379
Bank of America Corp.                                         4.75%   10/15/2006                      26,659            28,004
Bank One Corp.                                               7.625%     8/1/2005                      25,870            28,962
Bank One Corp.                                                5.50%    3/26/2007                      26,500            28,487
Barclays Bank PLC                                             8.55%    9/29/2049(1)(2)                22,100            26,804
Bayerische Landesbank                                         5.00%    7/20/2004                       9,000             9,402
Bayerische Landesbank                                         2.50%    3/30/2006                      30,000            29,942
Citicorp Lease Pass-Through Trust                             7.22%    6/15/2005(1)(2)                19,433            21,255
Citigroup Inc.                                               4.125%    6/30/2005                      49,225            51,145
Citigroup Inc.                                                5.50%     8/9/2006                      38,625            41,504
European Investment Bank                                     4.625%     3/1/2007                      27,500            29,265
Export Development Canada                                     4.55%    6/30/2005                       5,500             5,811
Financement Quebec                                            5.00%   10/25/2012                      15,000            15,363
First Bank System, Inc.                                      6.875%    9/15/2007                       5,750             6,554
First Union Corp.                                            6.625%    7/15/2005                      25,000            27,422
First USA Bank                                                7.65%     8/1/2003                       7,000             7,211
Firstar Bank Milwaukee NA                                     7.80%     7/5/2010                      25,600            28,799
Golden West Financial                                        4.125%    8/15/2007                       9,000             9,201
HSBC Bank USA                                                 1.55%    9/24/2004(9)                   26,250            26,315
ING Capital Funding Trust III                                8.439%   12/29/2049(1)                   21,600            24,691
KFW International Finance, Inc.                               2.50%   10/17/2005                      50,000            50,282
Landwirtschaft Rentenbank                                    4.875%    3/12/2007                      43,000            45,821
Marshall & Ilsley Bank                                       4.125%     9/4/2007                       9,775            10,024
Meridian Bancorp, Inc.                                       6.625%    3/15/2003                       2,700             2,715
National City Corp.                                         6.625%      3/1/2004                      29,630            31,056
National Westminster Bank                                     7.75%    4/29/2049(1)                   23,222            26,376
Northern Trust Co.                                           6.50%      5/1/2003                       5,000             5,058
Royal Bank of Scotland PLC                                   7.375%    4/29/2049(1)                   11,470            12,588
Shawmut National Corp.                                       7.20%     4/15/2003                       7,000             7,076
Skandinaviska Enskilda Banken                                 6.50%   12/29/2049(1)(2)                46,780            47,599
Southern National Corp.                                       7.05%    5/23/2003                      51,229            52,066
State Street Capital Trust                                   1.875%    2/13/2003(9)                   57,850            57,853
Synovus Financial Corp.                                       7.25%   12/15/2005                      19,750            21,542
UBS Preferred Funding Trust I                                8.622%   10/29/2049(1)                   11,700            13,923
UBS Preferred Funding Trust II                               7.247%    6/29/2049                       5,525             6,133
US Bancorp                                                   6.875%    12/1/2004                       8,250             8,979
Union Planters Bank NA                                       5.125%    6/15/2007                      31,250            33,044
Wachovia Corp.                                                4.95%    11/1/2006                      31,250            33,153
Washington Mutual Inc.                                       4.375%    1/15/2008                      20,000            20,433
Wells Fargo & Co.                                            6.875%    4/15/2003                       5,000             5,048
Wells Fargo & Co.                                             3.75%   10/15/2007                      25,000            25,227

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Western Financial Bank                                       9.625%    5/15/2012              $        4,645    $        4,529
Zions Financial Corp.                                         6.95%    5/15/2011                       9,800            10,408

BROKERAGE (2.4%)
Amvescap PLC                                                 6.375%    5/15/2003                      39,900            40,427
Bear Stearns & Co., Inc.                                      4.00%    1/31/2008                      11,100            11,084
Goldman Sachs Group Inc.                                      5.50%   11/15/2014                       9,500             9,494
Lehman Brothers Holdings Inc.                                6.625%     4/1/2004                       9,930            10,448
Lehman Brothers Holdings Inc.                                 6.25%    5/15/2006                      29,660            32,320
Lehman Brothers Holdings Inc.                                 4.00%    1/22/2008                      24,300            24,346
Merrill Lynch & Co., Inc.                                     2.94%    1/30/2006                      23,650            23,916
Morgan Stanley Dean Witter Discover & Co.                     5.80%     4/1/2007                      23,525            25,451
Salomon Smith Barney Holdings Inc.                           5.875%    3/15/2006                      30,000            32,392
Spear, Leeds & Kellogg, LP                                    8.25%    8/15/2005(2)                   56,775            64,286
Topaz Ltd.                                                    6.92%    3/10/2007(1)(2)                13,892            15,220


FINANCE COMPANIES (7.4%)
American Express Credit Corp.                                6.875%    11/1/2005                       7,750             8,602
American General Finance Corp.                                4.50%   11/15/2007                      30,000            30,754
American Honda Finance                                       1.695%     6/3/2005(2)(9)                50,000            50,002
American Honda Finance                                        1.65%    10/3/2005(2)                    5,300             5,300
American Honda Finance                                        1.63%    1/27/2006(2)                   26,900            26,900
Boeing Capital Corp.                                          5.65%    5/15/2006                       6,975             7,350
Boeing Capital Corp.                                          5.75%    2/15/2007                      47,165            49,692
Countrywide Financial                                         3.50%   12/19/2005                      31,850            32,098
Countrywide Home Loan                                         5.50%     8/1/2006                      24,675            26,152
Ford Motor Credit Co.                                         7.50%    6/15/2003                      22,000            22,411
Ford Motor Credit Co.                                         7.50%    3/15/2005                      55,970            57,688
General Electric Capital Corp.                                7.25%     5/3/2004                      39,600            42,292
General Electric Capital Corp.                                6.80%    11/1/2005                      34,570            38,366
General Electric Capital Corp.                               5.375%    3/15/2007                      38,750            41,436
General Electric Capital Corp.                               4.625%    9/15/2009                       8,000             8,168
General Motors Acceptance Corp.                               5.25%    5/16/2005                      19,100            19,396
General Motors Acceptance Corp.                               6.75%    1/15/2006                      13,635            14,278
General Motors Acceptance Corp.                              6.125%    9/15/2006                      23,450            24,033
General Motors Acceptance Corp.                              6.125%    8/28/2007                      28,850            29,131
International Lease Finance Corp.                             4.00%    1/17/2006                      38,100            38,321
John Deere Capital Corp.                                      3.90%    1/15/2008                      30,000            30,083
MBNA America Bank NA                                         5.625%   11/30/2007                      28,750            29,761
SLM Corp.                                                     1.59%    3/16/2003(9)                   42,000            42,003
Toyota Motor Credit                                           2.80%    1/18/2006                      42,900            43,175
USA Education Inc.                                           5.625%    4/10/2007                      12,620            13,628
USAA Capital Corp.                                            7.54%    3/30/2005(2)                   25,000            27,694
USAA Capital Corp.                                            3.13%   12/15/2005                      43,000            43,556
USAA Capital Corp.                                            7.05%    11/8/2006                      10,000            11,294
VW Credit Inc.                                                1.66%    3/13/2003(2)(9)                55,000            54,236
Washington Mutual Finance Corp.                               6.25%    5/15/2006                      24,400            26,613


INSURANCE (5.4%)
AIG SunAmerica Global Financing IV                            5.85%     2/1/2006(2)                   27,900            30,027
AIG SunAmerica Global Financing IX                            5.10%    1/17/2007(2)                   44,000            46,731
Anthem Insurance                                             4.875%     8/1/2005                      28,710            29,496

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
ING Security Life Institutional Funding                      1.649%    1/27/2006(2)           $       50,000    $       50,000
Jackson National Life Insurance Co.                           5.25%    3/15/2007(2)                   14,800            15,536
Lincoln National Corp.                                        5.25%    6/15/2007                      12,000            12,542
MassMutual Global Funding II                                  1.51%    6/28/2005(9)                   87,000            87,006
MassMutual Global Funding II                                 1.601%   12/13/2005(2)(9)                25,000            25,000
MetLife Global Funding I                                      4.75%    6/20/2007(2)                   38,300            39,977
MetLife Inc.                                                  5.25%    12/1/2006                      13,775            14,685
Monumental Global Funding II                                  6.95%    10/1/2003(2)                   49,590            51,370
Nationwide Life Global Funding                                5.35%    2/15/2007(2)                   37,750            39,661
Principal Life Global Funding I                              6.125%     3/1/2006(2)                   61,610            66,640
Protective Life                                               5.50%    5/14/2004(2)                   24,020            25,000
Protective Life                                              5.875%    8/15/2006(2)                   29,100            31,471
TIAA Global Markets                                           2.75%    1/13/2006(2)                   50,000            50,080
TIAA Global Markets                                           5.00%     3/1/2007(2)                   26,200            27,723
TIAA Global Markets                                          4.125%   11/15/2007(2)                   15,000            15,317


REAL ESTATE INVESTMENT TRUSTS (1.1%)
Cabot Industrial Properties LP                               7.125%     5/1/2004                      16,670            17,296
EOP Operating LP                                              7.10%    6/23/2004                       4,800             5,085
EOP Operating LP                                             8.375%    3/15/2006                      28,650            31,787
First Industrial                                             7.375%    5/15/2004(2)                   12,000            12,640
HRPT Properties Trust                                         6.95%     4/1/2012                      10,000            10,477
Health Care Property Investors, Inc.                          7.50%    1/15/2007                      11,700            12,754
New Plan Excel Realty Trust                                  5.875%    6/15/2007                       7,500             7,796
Security Capital Group                                        7.75%   11/15/2003                      20,000            20,978
Shurgard Storage Centers, Inc.                                7.75%    2/22/2011                       8,900             9,837
                                                                                                                --------------
                                                                                                                $    2,980,615
                                                                                                                --------------

INDUSTRIAL (29.7%)

BASIC INDUSTRY (1.4%)

Corporacion Nacional del Cobre de Chile                      7.375%     5/1/2009(2)                   16,572            18,077
Freeport-McMoRan Copper & Gold Inc.                         10.125%     2/1/2010                       3,850             3,927
Georgia Pacific Corp.                                        9.375%     2/1/2013(2)                    5,775             5,746
International Paper Co.                                       7.50%    5/15/2004                       9,955            10,579
International Paper Co.                                      8.125%     7/8/2005                       5,745             6,405
International Paper Co.                                       7.00%    8/15/2006                       6,000             6,546
Lyondell Chemical Co.                                         9.50%   12/15/2008                       1,545             1,390
Rio Tinto Finance Ltd.                                        5.75%     7/3/2006                      24,050            25,890
UPM Kymenne Corp.                                            5.625%    12/1/2014(2)                   14,200            14,630
Weyerhaeuser Co.                                             2.535%    9/15/2003(9)                   25,000            25,005
Weyerhaeuser Co.                                              5.50%    3/15/2005                      52,500            54,919


CAPITAL GOODS (3.3%)
Allied Waste, Inc. North America                             10.00%     8/1/2009                      16,960            16,896
Anchor Glass Container Corp.                                 11.00%    2/15/2013(2)                    1,545             1,545
Ball Corp.                                                   6.875%   12/15/2012(2)                    1,535             1,558
Bombardier Capital Inc.                                      5.625%    5/30/2003(2)                   39,300            38,317
Case Corp.                                                    6.25%    12/1/2003                       3,500             3,430
Emerson Electric Co.                                         7.875%     6/1/2005                      24,305            27,285
Ingersoll-Rand Co.                                            5.75%    2/14/2003                      46,650            46,692
L-3 Communications Corp.                                     7.625%    6/15/2012                       2,325             2,418
Masco Corp.                                                   6.00%     5/3/2004                      41,000            42,886
Minnesota Mining & Manufacturing ESOP Trust                   5.62%    7/15/2009(1)(2)                33,041            35,806

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
NMHG Holding Co.                                             10.00%    5/15/2009              $        3,835    $        3,931
Northrop Grumman Corp.                                       8.625%   10/15/2004                      18,825            20,797
Owens-Brockway Glass                                         8.875%    2/15/2009                       7,750             7,866
Raytheon Co.                                                  7.90%     3/1/2003                      22,650            22,739
Raytheon Co.                                                  5.70%    11/1/2003                      32,085            32,806
Raytheon Co.                                                  6.30%    3/15/2005                      14,770            15,676
Republic Services Inc.                                       6.625%    5/15/2004                      16,800            17,539
SPX Corp.                                                     7.50%     1/1/2013                       3,050             3,096
TRW Inc.                                                     6.625%     6/1/2004                      13,605            14,293
United Technologies Corp.                                    4.875%    11/1/2006                      14,500            15,319
WMX Technologies Inc.                                         7.10%     8/1/2026                       8,000             8,123
Waste Management Inc.                                         7.00%    10/1/2004                      19,155            20,039


COMMUNICATION (2.5%)
British Sky Broadcasting                                      7.30%   10/15/2006                       3,825             3,916
British Telecommunications PLC                               7.875%   12/15/2005                      19,825            22,190
CSC Holdings, Inc.                                          11.125%     4/1/2008                      13,160            12,896
Charter Communications Holdings                              10.00%    5/15/2011                      15,600             7,644
Charter Communications Holdings                             12.125%    1/15/2012                       3,875             1,182
Cingular Wireless                                            5.625%   12/15/2006                      29,925            31,530
Clear Channel Communications Inc.                             7.25%    9/15/2003                       6,200             6,363
Clear Channel Communications Inc.                             6.00%    11/1/2006                      12,005            12,720
Clear Channel Communications Inc.                             7.65%    9/15/2010                      13,000            14,567
Comcast Corp.                                                 5.85%    1/15/2010                      11,700            11,722
R.H. Donnelley Finance Corp. I                              10.875%   12/15/2012(2)                    1,535             1,685
France Telecom                                                8.70%     3/1/2006                      27,665            30,267
GTE Corp.                                                     6.36%    4/15/2006                       7,950             8,640
NYNEX Corp.                                                   9.55%     5/1/2010(1)                   17,935            20,854
New York Times                                               7.625%    3/15/2005                      20,200            22,362
TCI Communications, Inc.                                     6.375%     5/1/2003                      19,400            19,522
TCI Communications, Inc.                                      7.25%     8/1/2005                       5,000             5,350
TCI Communications, Inc.                                      8.00%     8/1/2005                      10,922            11,741
USA Interactive                                               7.00%    1/15/2013(2)                   18,500            18,994
Verizon Wireless Inc.                                        5.375%   12/15/2006                      41,475            43,484


CONSUMER CYCLICAL (4.1%)
Cendant Corp.                                                 6.25%    1/15/2008                      18,500            18,532
Centex Corp.                                                  4.75%    1/15/2008                       6,750             6,748
DaimlerChrysler North America Holding Corp.                   7.40%    1/20/2005                      51,000            55,116
Deluxe Corp.                                                  5.00%   12/15/2012                       7,710             7,766
The Walt Disney Co.                                           4.50%    9/15/2004                      39,500            40,750
Home Depot Inc.                                               6.50%    9/15/2004                      23,800            25,555
Home Depot Inc.                                              5.375%     4/1/2006                      11,800            12,743
International Speedway Corp.                                 7.875%   10/15/2004                      14,750            15,730
Isle of Capri Casinos                                         9.00%    3/15/2012                       6,990             7,217
Liberty Media Corp.                                           7.75%    7/15/2009                      12,150            13,047
Lowe's Cos. Inc.                                              7.50%   12/15/2005                      19,900            22,458
MDC Holdings Inc.                                             7.00%    12/1/2012                       5,385             5,385
MGM Mirage, Inc.                                             8.375%     2/1/2011                       3,825             4,074
Mohawk Industries Inc.                                        6.50%    4/15/2007                      11,640            12,656
Park Place Entertainment Corp.                                7.95%     8/1/2003                      54,315            55,342
Park Place Entertainment Corp.                               7.875%    3/15/2010                       7,750             7,808

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Russell Corp.                                                 9.25%     5/1/2010              $        6,190    $        6,592
Swift & Co.                                                 10.125%    10/1/2009(2)                    7,650             7,497
Target Corp.                                                  5.95%    5/15/2006                       9,830            10,630
Target Corp.                                                  5.40%    10/1/2008                      31,820            33,829
Target Corp.                                                 5.375%    6/15/2009                       7,955             8,448
Toll Brothers Finance Corp.                                  6.875%   11/15/2012(2)                   14,800            15,221
Toll Corp.                                                    8.25%     2/1/2011                       2,285             2,359
Viacom Inc.                                                   7.75%     6/1/2005                      14,750            16,460
Viacom Inc.                                                   6.40%    1/30/2006                       8,850             9,680
WCI Communities Inc.                                         9.125%     5/1/2012                       9,300             8,370
Wal-Mart Stores, Inc.                                         7.50%    5/15/2004                      24,675            26,448
Wal-Mart Stores, Inc.                                        4.375%    7/12/2007                      39,000            40,737


CONSUMER NONCYCLICAL (7.3%)
Abbott Laboratories                                          5.625%     7/1/2006(4)                   48,790            52,289
American Home Products                                       5.875%    3/15/2004                      21,100            21,961
AmerisourceBergen Corp.                                       7.25%   11/15/2012(2)                    1,525             1,567
Apogent Technologies Inc.                                     8.00%     4/1/2011                      16,750            19,202
Baxter International Inc.                                     5.25%     5/1/2007                      22,500            23,579
Beckman Coulter Inc.                                          7.10%     3/4/2003                      14,405            14,456
Beckman Instruments, Inc.                                     7.45%     3/4/2008                      13,355            15,089
Biovail Corp.                                                7.875%     4/1/2010                       3,885             3,982
Campbell Soup Co.                                            5.875%    10/1/2008                      13,500            14,801
Cargill Inc.                                                  6.25%     5/1/2006(2)                   22,335            24,476
Conagra Foods Inc.                                           7.125%    10/1/2026                      18,760            21,537
Delhaize America Inc.                                        8.125%    4/15/2011                       6,925             6,735
Diageo PLC                                                    0.00%     1/6/2004                      39,700            39,112
Diageo PLC                                                   6.625%    6/24/2004                      12,700            13,514
Diageo PLC                                                   6.125%    8/15/2005                      12,125            13,260
Fisher Scientific International Inc.                         8.125%     5/1/2012(2)                      770               807
Fisher Scientific International Inc.                         8.125%     5/1/2012                       3,875             4,059
Fleming Cos. Inc.                                           10.625%    7/31/2007                       2,325             1,139
Fleming Cos. Inc.                                            9.875%     5/1/2012                       2,330               932
General Mills Inc.                                           5.125%    2/15/2007                      24,375            25,713
Hormel Foods Corp.                                           6.625%     6/1/2011(2)                    8,900            10,084
Kellogg Co.                                                   5.50%     4/1/2003                      69,000            69,409
Kraft Foods Inc.                                             4.625%    11/1/2006                      32,875            34,421
Kroger Co.                                                   7.625%    9/15/2006                      15,695            17,435
Laboratory Corp. of America                                   5.50%     2/1/2013(2)                   11,850            11,782
Land O' Lakes Inc                                             8.75%   11/15/2011                      11,770             6,356
Fred Meyer, Inc.                                             7.375%     3/1/2005                      29,895            32,451
Panamerican Beverage Inc.                                    8.125%     4/1/2003                      24,200            24,366
Pepsi Americas Inc.                                           5.95%    2/15/2006                      16,550            17,677
Pepsi Bottling Holdings Inc.                                 5.375%    2/17/2004(2)                   12,400            12,870
Pepsi Bottling Holdings Inc.                                 5.625%    2/17/2009(2)                    9,700            10,525
Procter & Gamble Co.                                          4.30%    8/15/2008                      37,000            38,314
Quest Diagnostic Inc.                                         6.75%    7/12/2006                      43,870            47,946
Safeway Inc.                                                  3.80%    8/15/2005                      60,350            61,557
The Upjohn Co. ESOP Trust                                     9.79%     2/1/2004(1)                    6,816             7,324
Unilever Capital Corp.                                        6.75%    11/1/2003                      82,170            85,285
Unilever Capital Corp.                                       6.875%    11/1/2005                      19,500            21,835
Wellpoint Health Networks                                    6.375%    6/15/2006                      27,160            29,429
Zeneca Wilmington                                             6.30%    6/15/2003                      20,400            20,757

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
ENERGY (4.1%)
BP Capital Markets PLC                                       4.625%    5/27/2005              $       52,500    $       55,373
Baker Hughes, Inc.                                            5.80%    2/15/2003                      16,850            16,870
Baker Hughes, Inc.                                           7.875%    6/15/2004                       4,250             4,571
Chesapeake Energy Corp.                                       7.75%    1/15/2015                       5,350             5,430
ChevronTexaco Capital Co.                                     3.50%    9/17/2007                      47,500            47,888
Conoco Funding Co.                                            5.45%   10/15/2006                      39,000            41,952
Conoco Inc.                                                   5.90%    4/15/2004                      21,014            22,019
Forest Oil Corp.                                              8.00%    6/15/2008                      12,400            12,958
Occidental Petroleum                                         5.875%    1/15/2007                       5,000             5,394
Occidental Petroleum                                          4.00%   11/30/2007                      14,000            14,087
Ocean Energy Inc.                                            4.375%    10/1/2007                      14,825            14,991
Oil Enterprises Ltd.                                         6.239%    6/30/2008(1)(2)(6)             25,941            28,663
PF Export Receivables Master Trust                           2.724%    12/1/2013(1)(2)(7)             24,140            24,140
Pemex Finance Ltd.                                           6.125%   11/15/2003(1)                    1,560             1,584
Pemex Finance Ltd.                                            9.14%    8/15/2004(1)                   20,640            21,857
Pemex Finance Ltd.                                            8.02%    5/15/2007(1)                   15,290            16,913
Pemex Finance Ltd.                                            9.69%    8/15/2009(1)                   41,000            48,378
Tosco Corp.                                                   8.25%    5/15/2003                      22,250            22,660
Tosco Corp.                                                  7.625%    5/15/2006                      14,600            16,527
Transocean Sedco Forex Inc.                                   6.50%    4/15/2003                      46,170            46,528
Valero Energy Corp.                                          7.375%    3/15/2006                       6,358             6,796
Valero Energy Corp.                                          6.125%    4/15/2007                       8,625             8,968
Woodside Finance Ltd.                                         6.70%     8/1/2011(2)                   14,800            15,913


TECHNOLOGY (1.8%)
Computer Sciences Corp.                                       7.50%     8/8/2005                      24,335            26,954
First Data Corp.                                              6.75%    7/15/2005                       4,450             4,894
First Data Corp.                                              4.70%    11/1/2006                       3,200             3,355
First Data Corp.                                             5.625%    11/1/2011                         100               107
International Business Machines Corp.                        4.875%    10/1/2006                      87,000            92,211
Nortel Networks Ltd.                                         6.125%    2/15/2006                       1,545             1,313
ON Semiconductor Corp.                                       12.00%    5/15/2008(2)                    4,100             3,280
Sanmina-SCI Corp.                                            0.375%    1/15/2010(2)                    1,150             1,193
Seagate Technology Holding                                    8.00%    5/15/2009                       1,175             1,225
Texas Instruments Inc.                                        7.00%    8/15/2004                      67,500            72,059
Xerox Corp.                                                   9.75%    1/15/2009(2)                    8,525             8,781


TRANSPORTATION (2.0%)
AMR Corp.                                                     9.00%     8/1/2012                       3,850             1,116
American Airlines Inc. Pass-Through Trust Certificates        2.45%    9/23/2007(1)(6)(9)             24,400            24,401
CSX Corp.                                                     7.25%     5/1/2004                      31,175            33,095
Continental Airlines, Inc.                                    8.00%   12/15/2005                       4,625             2,636
Continental Airlines, Inc. Pass-Through
  Trust Certificates                                         7.434%    9/15/2004(1)                    6,700             3,685
Continental Airlines, Inc. Pass-Through
  Trust Certificates                                          6.80%     7/2/2007(1)                    6,845             3,765
Continental Airlines, Inc. Pass-Through
  Trust Certificates                                         6.541%    9/15/2008(1)                    8,756             4,816
Continental Airlines, Inc. Pass-Through
  Trust Certificates                                         6.648%    9/15/2017(1)                    4,659             4,036
Continental Airlines, Inc. Pass-Through
  Trust Certificates                                         7.256%    3/15/2020(1)                   10,916             9,497
Delta Air Lines, Inc.                                         6.65%    3/15/2004                       4,640             3,712
Delta Air Lines, Inc.                                         7.70%   12/15/2005                       5,425             3,906
Delta Air Lines, Inc.                                         7.90%   12/15/2009                       2,325             1,465
Delta Air Lines, Inc.                                         7.92%   11/18/2010                       5,000             4,225
Delta Air Lines, Inc.                                        7.779%     1/2/2012                       5,900             4,602

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
ERAC USA Finance Co.                                         6.375%    5/15/2003(2)           $        4,475    $        4,515
Federal Express Corp.                                        6.625%    2/12/2004                      22,150            23,171
Hertz Corp.                                                   8.25%     6/1/2005                      27,350            28,564
Hertz Corp.                                                  6.625%    5/15/2008                       5,000             4,779
Kansas City Southern Industries, Inc.                         7.50%    6/15/2009                       3,875             4,088
Norfolk Southern Corp.                                       8.375%    5/15/2005                      18,100            20,429
Northwest Airlines, Inc.                                     9.875%    3/15/2007                       9,325             6,154
Northwest Airlines, Inc. Pass-Through Trust Certificates      8.07%     1/2/2015(1)                    1,184               734
Northwest Airlines, Inc. Pass-Through Trust Certificates     7.575%     3/1/2019(1)                    2,470             2,416
Southwest Airlines Co.                                        6.50%     3/1/2012                      14,000            14,707
TFM SA de CV                                                 11.75%    6/15/2009                       1,545             1,437
TFM SA de CV                                                 12.50%    6/15/2012(2)                    3,160             3,026
Union Pacific Corp.                                           5.84%    5/25/2004                      12,045            12,625
Union Pacific Corp.                                           7.60%     5/1/2005                       4,400             4,878


OTHER (3.2%)
Cintas Corp.                                                 5.125%     6/1/2007                      16,400            17,421
Eaton Corp.                                                   6.95%   11/15/2004                       6,650             7,187
Johnson Controls                                              5.00%   11/15/2006                      22,220            23,223
Parker Retirement Savings Plan Trust                          6.34%    7/15/2008(1)(2)                14,524            15,325
Targeted Return Index Securities Trust 5-2002                 5.89%    1/25/2007                     107,172           112,925
Traded Custody Receipt                                       5.894%     3/1/2007                     187,920           201,548
URS Corp.                                                    12.25%     5/1/2009                       1,525             1,190
URS Corp.                                                    11.50%    9/15/2009(2)                    4,600             4,094
                                                                                                                --------------
                                                                                                                $    3,590,256
                                                                                                                --------------

UTILITIES (6.2%)
  ELECTRIC (5.2%)
Alabama Power Co.                                             7.85%    5/15/2003                      36,475            37,102
Boston Edison Co.                                             6.80%    3/15/2003                      14,000            14,082
CalEnergy Co. Inc.                                            6.96%    9/15/2003                      32,600            33,303
Cincinnati Gas & Electric Co.                                 6.90%     6/1/2025                       4,000             4,336
Commonwealth Edison                                           3.70%     2/1/2008                      14,300            14,366
Connectiv Inc.                                                6.73%     6/1/2006(1)                   37,811            40,265
Consolidated Edison Inc.                                     7.625%     3/1/2004                       2,900             3,058
DTE Energy Co.                                                6.00%     6/1/2004                      26,500            27,528
Detroit Edison Co.                                            5.05%    10/1/2005                       9,500            10,034
Edison Mission Energy Funding Corp.                           6.77%    9/15/2003(1)(2)                 5,394             4,854
Exelon Corp.                                                  6.95%    6/15/2011                       7,100             7,670
Georgia Power Co. Capital Trust VI                           4.875%    11/1/2042                      30,000            30,529
HQI Transelec Chile SA                                       7.875%    4/15/2011                      31,683            34,253
Korea Electric Power                                          4.25%    9/12/2007(2)                   31,400            31,390
LG&E Capital Corp.                                           6.205%     5/1/2004(2)                   26,200            27,157
National Rural Utilities Corp.                                3.00%    2/15/2006                      47,350            47,224
Nevada Power Co.                                              6.00%    9/15/2003(2)                    5,000             4,750
NiSource Finance Corp.                                        5.75%    4/15/2003                      13,725            13,777
PSE&G Capital Corp.                                           6.25%    5/15/2003(2)                   42,070            42,491
Pacific Gas & Electric Co.                                 7.375%**    11/1/2005(2)                   28,560            27,703
Pinnacle West Capital Corp.                                   4.50%     2/9/2004(2)                   77,630            78,524
Progress Capital Holdings                                     7.45%     9/1/2003(2)                    9,820            10,048
Progress Energy                                               6.55%     3/1/2004                      29,250            30,311
South Carolina Electric & Gas                                 7.50%    6/15/2005                       9,930            11,022
Southern California Edison Co.                                8.95%    11/3/2003                      44,220            45,768

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (1.0%)
AGL Capital Corp.                                            7.125%    1/14/2011              $        9,900    $       10,806
Enterprise Products                                           8.25%    3/15/2005                      41,350            45,238
KN Energy, Inc.                                               6.45%     3/1/2003                      29,000            29,065
Keyspan Corp.                                                 7.25%   11/15/2005                      17,385            19,347
Peoples Energy Corp.                                          6.90%    1/15/2011                      10,000            11,042
Yosemite Security Trust                                      8.25%*   11/15/2004(2)                   11,820             2,423
                                                                                                                --------------
                                                                                                                $      749,466
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $9,193,895)                                                                         $   9,442,278
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.7%)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (3.3%)
U.S. Treasury Note                                            3.00%   11/30/2003                      17,500            17,746
U.S. Treasury Note                                            2.25%    7/31/2004                       7,000             7,078
U.S. Treasury Note                                           1.875%    9/30/2004                      50,000            50,266
U.S. Treasury Note                                           2.125%   10/31/2004                      19,680            19,858
U.S. Treasury Note                                            1.75%   12/31/2004                     118,100           118,248
U.S. Treasury Note                                            5.75%   11/15/2005                       8,000             8,788
U.S. Treasury Note                                           5.625%    2/15/2006                      38,200            42,026
U.S. Treasury Note                                           4.625%    5/15/2006                      15,000            16,064
U.S. Treasury Note                                            3.50%   11/15/2006                      14,380            14,847
U.S. Treasury Note                                            3.25%    8/15/2007                      99,380           100,932
U.S. Treasury Note                                            5.50%    2/15/2008                       7,950             8,869
                                                                                                                --------------
                                                                                                                $      404,722
                                                                                                                --------------

AGENCY BONDS AND NOTES (0.6%)
Federal National Mortgage Assn.                               5.50%     5/2/2006                      49,000            52,800
Federal National Mortgage Assn.                               5.25%     8/1/2012                      15,000            15,466
                                                                                                                --------------
                                                                                                                $       68,266
                                                                                                                --------------

MORTGAGE-BACKED SECURITIES (9.8%)(5)
Federal Home Loan Mortgage Corp.                             4.321%     1/1/2033(1)                   38,788            39,367
Federal Home Loan Mortgage Corp.                             4.652%    10/1/2032(1)                   50,393            51,600
Federal Home Loan Mortgage Corp.                             4.829%     9/1/2032(1)                   38,123            39,048
Federal Home Loan Mortgage Corp.                              4.87%     9/1/2032(1)                   70,863            72,635
Federal Home Loan Mortgage Corp.                             4.889%     9/1/2032(1)                   35,786            36,423
Federal Home Loan Mortgage Corp.                             4.922%     9/1/2032(1)                   81,396            83,282
Federal Home Loan Mortgage Corp.                             4.955%     8/1/2032(1)                   75,044            76,897
Federal Home Loan Mortgage Corp.                             5.123%     8/1/2032(1)                   83,546            86,252
Federal Home Loan Mortgage Corp.                             5.278%     8/1/2032(1)                   51,960            53,389
Federal Home Loan Mortgage Corp.                             5.282%     7/1/2032(1)                   55,778            57,067
Federal Home Loan Mortgage Corp.                              6.00%     3/1/2017(1)                   23,310            24,376
Federal Home Loan Mortgage Corp.                              6.00%     4/1/2017(1)                    4,898             5,116
Federal Home Loan Mortgage Corp.                              6.00%     4/1/2017(1)                   29,665            31,021
Federal Home Loan Mortgage Corp.                              6.00%     4/1/2017(1)                   62,848            65,644
Federal National Mortgage Assn.                              4.596%    12/1/2032(1)                   41,690            42,472
Federal National Mortgage Assn.                               4.97%     9/1/2032(1)                   19,113            19,560
Federal National Mortgage Assn.                              5.152%     8/1/2032(1)                   54,869            56,637
Federal National Mortgage Assn.                              5.252%     7/1/2032(1)                   22,721            23,550
Federal National Mortgage Assn.                               6.00%    12/1/2016(1)                   36,275            37,919
Federal National Mortgage Assn.                               6.00%     3/1/2017(1)                   25,716            26,881
Federal National Mortgage Assn.                               6.00%     5/1/2017(1)                   37,703            39,411
Federal National Mortgage Assn.                               6.50%    12/1/2011(1)                    5,509             5,868

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
SHORT-TERM CORPORATE FUND                                    COUPON        DATE                        (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                               6.50%     9/1/2016(1)           $       56,004    $       58,817
Federal National Mortgage Assn.                               6.50%     9/1/2016(1)                   60,441            63,477
Federal National Mortgage Assn.                               7.00%     1/1/2009(1)                    5,486             5,865
Federal National Mortgage Assn.                               7.00%    10/1/2011(1)                   10,538            11,283
Federal National Mortgage Assn.                               7.00%     4/1/2013(1)                   56,044            60,008
Federal National Mortgage Assn.                               7.50%     3/1/2015(1)                    6,627             7,123
                                                                                                                --------------
                                                                                                                $    1,180,988
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,628,377)                                                  $    1,653,976
------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.4%)
------------------------------------------------------------------------------------------------------------------------------
California Dept. of Water Resources Power Supply Rev.
  (Cost $49,995)                                             3.975%     5/1/2005                      50,000            50,507
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.0%)
------------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                          4.25%   11/20/2006                      48,500            50,821
Province of New Brunswick                                    7.625%    6/29/2004                      15,850            17,159
Province of New Brunswick                                     3.50%   10/23/2007                      22,000            22,174
Province of Ontario                                           3.50%    9/17/2007                      50,000            50,559
Province of Quebec                                            5.00%    7/17/2009                      10,000            10,565
Province of Saskatchewan                                     6.625%    7/15/2003                      11,384            11,646
Republic of Chile                                            5.625%    7/23/2007                      23,085            24,166
Republic of Costa Rica                                       6.914%    1/31/2008(2)                    7,700             7,748
Republic of Costa Rica                                        8.05%    1/31/2013(2)                    3,850             3,884
Republic of Italy                                            3.625%    9/14/2007                     40,000             40,632
------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $232,300)                                                                           $      239,354
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.4%)
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER(5)
General Mills Inc.                                           1.531%    4/14/2003(2)(3)                17,600            17,548
Repurchase Agreements
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                         1.33%     2/3/2003                     597,615           597,615
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note G                                 1.33%     2/3/2003                     397,848           397,848
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,013,009)                                                              $    1,013,011
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%) (Cost $12,117,576)                                                                   $   12,399,126
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        MARKET
                                                                                                                        VALUE*
                                                                                                                         (000)
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                            $     223,403
Security Lending Collateral Payable to Brokers--Note G                                                               (397,848)
Other Liabilities                                                                                                    (141,061)
                                                                                                                --------------
                                                                                                                $    (315,506)
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $   12,083,620
==============================================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
**Income being paid in arrears--security in default.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration,  normally to qualified  institutional  buyers. At January 31,
     2003,  the  aggregate  value  of  these   securities  was   $1,523,396,000,
     representing 12.6% of net assets.
(3)  Security exempt from registration  under Section 4(2) of the Securities Act of  1933.  These  securities  may  be  sold  in  transactions  exempt  from
     registration   only  to  dealers  in  that  program  or  other  "accredited investors."  At  January  31,  2003,  the  value  of these  securities  was
     $17,548,000, representing 0.1% of net assets.
(4)  Securities  with a value of  $12,465,000  have been  segregated  as initial margin for open futures contracts.
(5)  After giving effect to accrued income,  credit default swap contracts,  and total return swap contracts,  the fund's investments in corporate bonds and
     government   mortgage-backed   securities   represent   81.6%  and   11.2%,
     respectively, of net assets. See Note E in Notes to Financial Statements.
(6)  Scheduled  principal and interest payments are guaranteed by Municipal Bond
     Insurance Association.
(7)  Scheduled  principal  and  interest  payments  are  guaranteed  by American
     Municipal Bond Assurance Corporation.
(8)  Scheduled  principal  and  interest  payments are  guaranteed  by Financial
     Security Assurance.
(9)  Adjustable-rate note.

--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                    $ 12,075,347
Undistributed Net Investment Income                                         225
Accumulated Net Realized Losses                                        (271,857)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                 281,550
  Futures Contracts                                                      (7,066)
  Swap Contracts                                                          5,421
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 12,083,620
================================================================================
Investor Shares--Net Assets
Applicable to 819,204,659 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                    $  8,827,660
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                         $      10.78
================================================================================
Admiral Shares--Net Assets
Applicable to 253,505,349 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                    $  2,731,746
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                          $      10.78
================================================================================
Institutional Shares--Net Assets
Applicable to 48,646,915 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                    $    524,214
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                    $      10.78
================================================================================
See Note E in Notes to Financial  Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (78.6%)(5)
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (6.4%)
American Express Credit Account Master Trust                  5.85%   11/15/2006(1)           $        5,000    $        5,214
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                           6.32%    9/25/2005(1)                      812               825
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust PG&E-1                           6.42%    9/25/2008(1)                    1,800             1,950
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SCE-1                            6.38%    9/25/2008(1)                   15,000            16,272
California Infrastructure & Econ. Dev.
  Bank Special Purpose Trust SDG&E-1                          6.31%    9/25/2008(1)                    4,409             4,775
Chase Manhattan Credit Card Master Trust                      1.51%   10/15/2006(1)                   20,000            20,014
Citibank Credit Card Master Trust                             6.30%    5/15/2008(1)                   10,000            10,905
ComEd Transitional Funding Trust                              5.63%    6/25/2009(1)                   15,000            16,252
Detroit Edison Securitization Funding LLC                     6.19%     3/1/2013(1)                   15,000            16,712
Discover Card Master Trust I                                 2.103%    2/16/2007(1)                   10,000            10,036
First USA Credit Card Master Trust                            1.51%    3/19/2004(1)                   15,000            15,009
Fleet Credit Card Master Trust II                             1.64%    4/16/2007(1)(4)                20,000            20,049
Illinois Power Special Purpose Trust                          5.54%    6/25/2009(1)                    7,000             7,564
MBNA Master Credit Card Trust II                              7.15%    1/15/2008(1)                   15,000            16,530
Mellon Bank Premium Finance Loan Master Trust                 1.71%   12/17/2007(1)(8)                 7,825             7,803
PECO Energy Transition Trust                                  6.05%     3/1/2009(1)                   10,675            11,723
PECO Energy Transition Trust                                  6.52%   12/31/2010(1)                   10,000            11,378
PP&L Transition Bond Co. LLC                                  7.05%    6/25/2009(1)                    4,325             4,896
PSE&G Transition Bond                                         6.61%    6/15/2015(1)                   15,000            17,142
TIAA Structured Finance CDO I, Ltd.                           7.06%   11/25/2030(1)                    9,500            10,189
                                                                                                                --------------
                                                                                                                $      225,238
                                                                                                                --------------

FINANCE (27.1%)
 BANKING (11.7%)
Astoria Financial Corp.                                       5.75%   10/15/2012(2)                   10,000             9,965
BB&T Corp.                                                    6.50%     8/1/2011                      12,500            13,989
BB&T Corp.                                                    4.75%    10/1/2012                       5,000             4,982
BNP Paribas                                                  5.125%    1/15/2015(2)                   13,000            13,056
Bank of America Corp.                                        4.875%    9/15/2012                      30,000            30,248
Bank One Corp.                                                5.50%    3/26/2007                       7,600             8,170
Barclays Bank PLC                                             8.55%    9/29/2049(1)(2)                24,175            29,321
Citigroup Inc.                                               5.625%    8/27/2012                      20,000            20,962
Citicorp Lease Pass-Through Trust                             7.22%    6/15/2005(1)(2)                 1,401             1,533
Corporacion Andina de Fomenta                                6.875%    3/15/2012                       4,299
Financement Quebec                                            5.00%   10/25/2012                      25,000            25,606
First Security Corp.                                         6.875%   11/15/2006                      10,917            12,326
Firstar Bank Milwaukee NA                                     7.80%     7/5/2010                      10,000            11,250
Golden West Financial                                         4.75%    10/1/2012                      17,000            16,991
Hudson United Bank                                            7.00%    5/15/2012                       9,200            10,380
ING Capital Funding Trust III                                8.439%   12/29/2049(1)                   13,200            15,089
Landwirtschaft Rentenbank                                    4.875%    3/12/2007                      30,000            31,968
Marshall & Ilsley Bank                                        5.25%     9/4/2012                       4,000             4,166
Mellon Bank Corp.                                            7.625%    9/15/2007                       5,000             5,862
National Westminster Bank                                     7.75%    4/29/2049(1)                    7,300             8,291
North Fork Bancorp                                           5.875%    8/15/2012                       5,500             5,837
Northern Trust Co.                                            4.60%     2/1/2013                      10,350            10,255
Regions Financial Corp.                                      6.375%    5/15/2012                       8,975             9,983

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Scotland PLC                                   9.118%    3/31/2049              $       20,000    $       24,900
UBS Preferred Funding Trust I                                8.622%   10/29/2049(1)                   21,850            26,002
UBS Preferred Funding Trust II                               7.247%    6/29/2049                       9,350            10,379
Union Planters Bank NA                                       5.125%    6/15/2007                      10,000            10,574
Wachovia Corp.                                                4.95%    11/1/2006                      16,000            16,974
Washington Mutual Bank                                        5.50%    1/15/2013                       7,500             7,668
Wells Fargo & Co.                                             6.25%    4/15/2008                      10,000            11,151
Western Financial Bank                                       9.625%    5/15/2012                      1,355              1,321


BROKERAGE (2.0%)
Bear Stearns & Co., Inc.                                      4.00%    1/31/2008                       3,350             3,345
Goldman Sachs Group Inc.                                      5.50%    5/15/2014                      15,000            14,991
Lehman Brothers Holding Inc.                                 6.625%    2/15/2008                       5,500             6,092
Salomon Smith Barney Holdings Inc.                            6.50%    2/15/2008                      31,500            35,687
Spear, Leeds & Kellogg, LP                                    8.25%    8/15/2005(2)                    5,000             5,661
Topaz Ltd.                                                    6.92%    3/10/2007(1)(2)                 6,252             6,849


FINANCE COMPANIES (6.6%)
American Express Co.                                          3.75%   11/20/2007                      13,000            13,092
American General Finance Corp.                               5.375%    10/1/2012                      20,000            20,222
American Honda Finance                                       1.623%    1/27/2006(2)                   22,000            22,000
Boeing Capital Corp.                                          5.80%    1/15/2013                       5,000             5,092
Countrywide Home Loan                                         5.50%     8/1/2006                      10,000            10,598
John Deere Capital Corp.                                      5.10%    1/15/2013                      10,000            10,018
Ford Motor Credit Co.                                         7.25%   10/25/2011                      15,500            14,753
General Electric Capital Corp.                               5.875%    2/15/2012                      25,000            26,413
General Electric Capital Corp.                                6.00%    6/15/2012                      15,000            15,975
General Motors Acceptance Corp.                              6.875%    9/15/2011                      10,000             9,764
General Motors Acceptance Corp.                               7.00%     2/1/2012                      20,000            19,640
MBNA America Bank NA                                         5.625%   11/30/2007                       8,750             9,058
SLM Corp.                                                     5.05%   11/14/2014                      15,000            14,715
USAA Capital Corp.                                            4.64%   12/15/2009                      26,000            26,650
Washington Mutual Finance Corp.                              6.875%    5/15/2011                      10,000            11,167
Wells Fargo Finance                                          5.875%    8/15/2008                       5,000             5,498


INSURANCE (4.3%)
AIG SunAmerica Global Financing                               5.85%     8/1/2008(2)                   10,000            10,952
Anthem Insurance                                              6.80%     8/1/2012                      10,000            10,816
Fidelity National Financial Inc.                              7.30%    8/15/2011                       7,500             8,234
Jackson National Life Insurance Co.                           5.25%    3/15/2007(2)                    9,500             9,972
Lincoln National Corp.                                        6.20%   12/15/2011                       7,000             7,402
Metlife Inc.                                                 6.125%    12/1/2011                      25,000            27,122
NAC Re Corp.                                                  7.15%   11/15/2005                       6,500             7,161
Nationwide Financial Services                                 5.90%     7/1/2012                       5,000             5,117
Nationwide Life Global Funding                                5.35%    2/15/2007(2)                   10,820            11,368
Principal Life Global Funding I                              6.125%     3/1/2006(2)                   19,870            21,492
Progressive Corp.                                            6.375%    1/15/2012                       5,800             6,424
TIAA Global Markets                                           5.00%     3/1/2007(2)                   16,850            17,829
TIAA Global Markets                                          4.125%   11/15/2007(2)                    8,000             8,169

REAL ESTATE INVESTMENT TRUSTS (2.5%)
Boston Properties Inc.                                        6.25%    1/15/2013(2)                    8,000             8,131
Chelsea Property Group                                        6.00%    1/15/2013                       5,000             5,008

                                       37
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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Camden Property Trust                                        5.875%   11/30/2012              $        9,000    $        9,065
EOP Operating LP                                              7.00%    7/15/2011                      10,000            10,962
HRPT Properties Trust                                         6.40%    2/15/2015                       9,500             9,424
Health Care Property Investor, Inc.                           6.45%    6/25/2012                       9,700             9,817
Irvine Apartment Communities Inc.                             7.00%    10/1/2007                       5,000             5,398
Merry Land & Investment Co., Inc.                            6.875%    11/1/2004                       2,000             2,129
Merry Land & Investment Co., Inc.                             6.90%     8/1/2007                       5,000             5,503
New Plan Excel Realty Trust                                  5.875%    6/15/2007                       2,205             2,292
Regency Centers LP                                            6.75%    1/15/2012                       7,150             7,682
Security Capital Group                                        7.15%    6/15/2007                       2,000             2,271
Shurgard Storage Centers, Inc.                                7.75%    2/22/2011                      11,000            12,158
                                                                                                                --------------
                                                                                                                $      962,676
                                                                                                                --------------

INDUSTRIAL (36.0%)
  BASIC INDUSTRIES (1.3%)
Corporacion Nacional del Cobre de Chile                      7.375%     5/1/2009(2)                   11,188            12,204
Freeport-McMoRan Copper & Gold Inc.                         10.125%     2/1/2010                       1,150             1,173
Georgia-Pacific Corp.                                        9.375%     2/1/2013(2)                    1,725             1,716
Lyondell Chemical Co.                                         9.50%   12/15/2008                         455               410
Rio Tinto Finance Ltd.                                        5.75%     7/3/2006                      12,600            13,564
UPM-Kymenne Corp.                                            5.625%    12/1/2014(2)                   10,000            10,303
Weyerhaeuser Co.                                              6.75%    3/15/2012                       7,000             7,503

CAPITAL GOODS (3.7%)
Allied Waste North America, Inc.                             10.00%     8/1/2009                       5,040             5,021
Anchor Glass Container Corp.                                 11.00%    2/15/2013(2)                      455               455
Bae Systems Holdings Inc.                                     6.40%   12/15/2011(2)                    7,000             7,010
Ball Corp.                                                   6.875%   12/15/2012(2)                      465               472
Bemis Co. Inc.                                                6.50%    8/15/2008                       5,000             5,574
British Aerospace                                            7.156%   12/15/2011(1)(2)                 9,804            10,304
Emerson Electric Co.                                         7.125%    8/15/2010                      12,500            14,466
General Electric Co.                                          5.00%     2/1/2013                      10,000            10,003
L-3 Communication Corp.                                      7.625%    6/15/2012                         675               702
Masco Corp.                                                  4.625%    8/15/2007                       7,000             7,177
Masco Corp.                                                  5.875%    7/15/2012                      10,000            10,441
Minnesota Mining & Manufacturing ESOP Trust                   5.62%    7/15/2009(1)(2)                 6,608             7,161
NMHG Holding Co.                                             10.00%    5/15/2009                       1,165             1,194
Northrop Grumman Corp.                                       7.125%    2/15/2011                       4,500             5,079
Owens-Brockway Glass                                         8.875%    2/15/2009                       2,250             2,284
SPX Corp.                                                     7.50%     1/1/2013                         950               964
United Technologies Corp.                                     6.35%     3/1/2011                      25,000            27,751
USA Waste Services                                           7.125%    10/1/2007                       5,560             6,007
Waste Management, Inc.                                       7.375%     8/1/2010                       8,000             8,693


COMMUNICATIONS (4.4%)
AT&T Broadband Corp.                                         8.375%    3/15/2013                         815               929
AT&T Corp.                                                    6.00%    3/15/2009                          81                80
Ameritech Capital Funding                                     6.15%    1/15/2008                       5,000             5,476
British Sky Broadcasting                                      7.30%   10/15/2006                       1,175             1,203
British Telecommunications PLC                               7.875%   12/15/2005                      12,000            13,432
CSC Holdings, Inc.                                          11.125%     4/1/2008                       3,859             3,782
Charter Communications Holdings                              10.00%    5/15/2011                       4,400             2,156
Charter Communications Holdings                             12.125%    1/15/2012                       1,125               343
Cingular Wireless                                             6.50%   12/15/2011                      15,000            15,904

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications Inc.                             6.00%    11/1/2006              $        3,615    $        3,830
Clear Channel Communications Inc.                             7.65%    9/15/2010                       5,000             5,603
Comcast Corp.                                                 5.85%    1/15/2010                       3,000             3,006
R.H. Donnelly Finance Corp. I                               10.875%   12/15/2012(2)                      465               510
France Telecom                                                9.25%     3/1/2011                      10,000            11,431
GTE Corp.                                                     6.36%    4/15/2006                       5,000             5,434
GTE Northwest Inc.                                            5.55%   10/15/2008                      15,000            15,664
GTE South Inc.                                                6.00%    2/15/2008                       7,000             7,597
TCI Communications, Inc.                                      7.25%     8/1/2005                       7,000             7,490
Telstra Corp. Ltd.                                           6.375%     4/1/2012                      15,000            16,297
USA Interactive                                               7.00%    1/15/2013(2)                    9,900            10,164
Verizon New York Inc.                                        6.875%     4/1/2012                      10,000            11,148
Verizon Wireless Inc.                                        5.375%   12/15/2006                      12,050            12,634

CONSUMER CYCLICAL (4.7%)
CVS Corp.                                                    6.117%    1/10/2013(1)(2)                 8,600             8,983
Cendant Corp.                                                 6.25%    1/15/2008                       5,550             5,560
Centex Corp.                                                  4.75%    1/15/2008                       8,900             8,897
Costco Wholesale Corp.                                        5.50%    3/15/2007                       4,425             4,751
Home Depot Inc.                                              5.375%     4/1/2006                       5,000             5,400
International Speedway Corp.                                 7.875%   10/15/2004                       5,000             5,332
Isle of Capri Casinos                                         9.00%    3/15/2012                       2,010             2,075
Kohl's Corp.                                                  6.30%     3/1/2011                      14,700            16,134
Lennar Corp.                                                  5.95%     3/1/2013                       8,200             8,060
Liberty Media Corp.                                           7.75%    7/15/2009                       8,650             9,289
MDC Holdings Inc.                                             7.00%    12/1/2012                       1,615             1,615
MGM Mirage, Inc.                                             8.375%     2/1/2011                       1,175             1,251
Mohawk Industries Inc.                                        7.20%    4/15/2012                       7,375             8,199
Park Place Entertainment Corp.                               7.875%    3/15/2010                       2,250             2,267
Russell Corp.                                                 9.25%     5/1/2010                       1,810             1,928
Swift & Co.                                                 10.125%    10/1/2009(2)                    2,350             2,303
Target Corp.                                                 5.375%    6/15/2009                      23,100            24,531
Toll Brothers Finance Corp.                                  6.875%   11/15/2012(2)                    8,475             8,716
Toll Corp.                                                    8.25%     2/1/2011                         715               738
WCI Communities Inc.                                         9.125%     5/1/2012                       2,700             2,430
Wal-Mart Stores, Inc.                                        6.875%    8/10/2009                      34,000            39,460


CONSUMER NONCYCLICAL (11.6%)
Abbott Laboratories                                          5.625%     7/1/2006                       5,000             5,359
American Home Products                                        6.25%    3/15/2006                      10,000            10,809
American Home Products                                        6.70%    3/15/2011                       5,000             5,569
AmerisourceBergen Corp.                                       7.25%   11/15/2012(2)                      475               488
Anheuser-Busch Cos. Inc.                                     4.625%     2/1/2015                      10,000             9,908
Apogent Technologies Inc.                                     8.00%     4/1/2011                      10,000            11,464
Archer-Daniels-Midland Co.                                    5.87%   11/15/2010                      10,000            10,636
Avery Dennison Corp.                                         4.875%    1/15/2013                       6,800             6,826
Beckman Coulter Inc.                                         6.875%   11/15/2011                       8,000             8,684
Biovail Corp.                                                7.875%     4/1/2010                       1,115             1,143
Campbell Soup Co.                                            5.875%    10/1/2008                      10,000            10,964
Cargill Inc.                                                  6.25%     5/1/2006(2)                   13,000            14,246
Cargill Inc.                                                  6.30%    4/15/2009(2)                    8,750             9,741
Coca Cola Bottling Co.                                        5.00%   11/15/2012                       7,000             6,943
Colgate-Palmolive Co.                                         5.98%    4/25/2012                      14,300            15,795

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Conagra Foods Inc.                                            6.75%    9/15/2011              $       10,000    $       11,319
Delhaize America Inc.                                        8.125%    4/15/2011                       2,075             2,018
Estee Lauder Cos. Inc.                                        6.00%    1/15/2012                       6,800             7,426
Fisher Scientific International Inc.                         8.125%     5/1/2012                       1,125             1,178
Fisher Scientific International Inc.                         8.125%     5/1/2012(2)                      230               241
Fleming Cos. Inc.                                           10.625%    7/31/2007                         675               331
Fleming Cos. Inc.                                            9.875%     5/1/2012                         670               268
Fosters Finance Corp.                                        6.875%    6/15/2011(2)                    8,650             9,762
HCA Inc.                                                      6.95%     5/1/2012                      15,000            15,806
Healthcare Services                                           7.75%    6/15/2011(2)                   20,000            22,306
Heinz (H.J.) Co.                                             7.125%    7/15/2011(2)                   10,500            12,181
Hormel Foods Corp.                                           6.625%     6/1/2011(2)                    6,000             6,798
Kellogg Co.                                                   6.60%     4/1/2011                      13,500            15,088
Kraft Foods Inc.                                             5.625%    11/1/2011                      10,000            10,585
Kroger Co.                                                    6.20%    6/15/2012                       9,300             9,843
Laboratory Corp. of America                                   5.50%     2/1/2013(2)                    3,500             3,480
Land O'Lakes Inc.                                             8.75%   11/15/2011                       3,480             1,879
McKesson Corp.                                                7.75%     2/1/2012                       5,000             5,760
Panamerican Beverage Inc.                                    8.125%     4/1/2003                       7,000             7,048
Pepsi Americas Inc.                                           5.95%    2/15/2006                      11,460            12,240
Procter & Gamble Co.                                          4.30%    8/15/2008                      11,000            11,391
Quest Diagnostic Inc.                                         6.75%    7/12/2006                      18,225            19,918
Quest Diagnostic Inc.                                         7.50%    7/12/2011                       5,130             5,899
Sara Lee Corp.                                                6.25%    9/15/2011                      25,000            27,762
Unilever Capital Corp.                                       7.125%    11/1/2010                      34,000            39,930
Watson Pharmaceuticals Inc.                                  7.125%    5/15/2008                       5,000             5,158
Wellpoint Health Networks                                    6.375%    1/15/2012                      15,000            16,364


ENERGY (4.6%)
BP Canada Finance                                            3.375%   10/31/2007                      15,000            14,978
Baker Hughes, Inc.                                           7.875%    6/15/2004                       2,000             2,151
Chesapeake Energy Corp.                                       7.75%    1/15/2015                       1,650             1,675
Conoco Funding Co.                                            6.35%   10/15/2011                      10,000            11,071
Forest Oil Corp.                                              8.00%    6/15/2008                       3,600             3,762
Ocean Energy Inc.                                            4.375%    10/1/2007                       4,500             4,550
Oil Enterprises Ltd.                                         6.239%    6/30/2008(1)(2)(6)              4,940             5,459
PF Export Receivables Master Trust                            6.60%    12/1/2011(1)(2)(7)             25,000            27,000
Pemex Finance Ltd.                                            6.55%    2/15/2008(1)                    5,000             5,410
Pemex Finance Ltd.                                            9.69%    8/15/2009(1)                   15,000            17,699
Petroliam Nasional Bhd.                                       7.75%    8/15/2015(2)                   15,000            17,095
Petronas Capital Ltd.                                         7.00%    5/22/2012(2)                   17,225            18,697
Transocean Sedco Forex Inc.                                   6.75%    4/15/2005                      13,785            14,782
Valero Energy Corp.                                          6.875%    4/15/2012                       8,000             8,330
Woodside Finance Ltd.                                         6.70%     8/1/2011(2)                   10,000            10,752


TECHNOLOGY (2.0%)
Applied Materials, Inc.                                       8.00%     9/1/2004                       5,000             5,386
Applied Materials, Inc.                                       6.75%   10/15/2007                      11,250            12,331
Deluxe Corp.                                                  5.00%   12/15/2012                       2,200             2,216
First Data Corp.                                             5.625%    11/1/2011                      15,750            16,846
NCR Corp.                                                    7.125%    6/15/2009                       9,400             9,774
Nortel Networks Ltd.                                         6.125%    2/15/2006                         455               387
ON Semiconductor Corp.                                       12.00%    5/15/2008(2)                    1,400             1,120

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Pitney Bowes Inc.                                            4.625%    10/1/2012              $       15,000    $       14,940
Sanmina SCI Corp.                                           10.375%    1/15/2010(2)                      350               363
Seagate Technology Holding                                    8.00%    5/15/2009                         325               339
Texas Instruments Inc.                                        7.00%    8/15/2004                       5,000             5,338
Xerox Corp.                                                   9.75%    1/15/2009(2)                    2,475             2,549


TRANSPORTATION (2.0%)
AMR Corp.                                                     9.00%     8/1/2012                       1,150               334
Burlington Northern Railroad Co.
  (Equipment Trust Certificates)                               7.33%   6/23/2010(1)                    3,088             3,596
Continental Airlines, Inc.                                    8.00%   12/15/2005                       1,375               784
Continental Airlines, Inc. Pass-Through Trust
  Certificates                                               7.434%    9/15/2004(1)                    5,000             2,750
Continental Airlines, Inc. Pass-Through Trust
  Certificates                                               6.563%    2/15/2012(1)                    3,000             3,116
Continental Airlines, Inc. Pass-Through Trust
  Certificates                                               6.648%    9/15/2017(1)                    1,361             1,180
Continental Airlines, Inc. Pass-Through Trust
  Certificates                                               7.256%    3/15/2020(1)                    6,207             5,400
Delta Air Lines, Inc.                                         6.65%    3/15/2004                       1,360             1,088
Delta Air Lines, Inc.                                         7.70%   12/15/2005                       1,575             1,134
Delta Air Lines, Inc.                                         7.90%   12/15/2009                         675               425
Delta Air Lines, Inc. Pass-Through Trust Certificates         8.54%     1/2/2007(1)                    2,042             1,389
Delta Air Lines, Inc. Pass-Through Trust Certificates        7.541%   10/11/2011(1)                    3,535             2,616
Delta Air Lines, Inc. Pass-Through Trust Certificates        6.417%     7/2/2012                       8,000             8,338
ERAC USA Finance Co.                                          8.00%    1/15/2011(2)                    5,740             6,524
Hertz Corp.                                                  7.625%    8/15/2007                       5,000             5,003
Hertz Corp.                                                  6.625%    5/15/2008                       5,000             4,779
Kansas City Southern Industries, Inc.                         7.50%    6/15/2009                       1,125             1,187
Northwest Airlines Inc.                                      9.875%    3/15/2007                       2,675             1,765
Northwest Airlines Inc. Pass-Through Trust Certificates      7.575%     3/1/2019(1)                      732               716
Northwest Airlines Inc. Pass-Through Trust Certificates       8.07%     1/2/2015(1)                      335               208
Southwest Airlines Co.                                        6.50%     3/1/2012                      15,000            15,758
TFM SA de CV                                                 11.75%    6/15/2009                         455               423
TFM SA de CV                                                 12.50%    6/15/2012(2)                    1,840             1,762
United Airlines (Equipment Trust Certificates)               6.932%     9/1/2011                       5,000             1,800


Other (1.7%)
Cintas Corp.                                                  6.00%     6/1/2012                       5,000             5,499
Eaton Corp.                                                   5.75%    7/15/2012                      10,000            10,616
Parker Retirement Savings Plan Trust                          6.34%    7/15/2008(1)(2)                 2,946             3,108
Targeted Return Index Securities Trust 5-2002                5.936%    1/25/2007                      12,824            13,512
Targeted Return Index Securities Trust 10-2002               6.961%    1/15/2012                      21,900            23,905
URS Corp.                                                    12.25%     5/1/2009                         475               371
URS Corp.                                                    11.50%    9/15/2009(2)                    1,400             1,246
                                                                                                                --------------
                                                                                                                $    1,275,549
                                                                                                                --------------

UTILITIES (9.1%)
  ELECTRIC (7.2%)
Baltimore Gas & Electric Co.                                  6.25%    12/8/2005                       5,000             5,219
Baltimore Gas & Electric Co.                                  6.70%    12/1/2006                       9,000             9,365
Cincinnati Gas & Electric Co.                                 5.70%    9/15/2012                       5,000             5,120
Consolidated Edison Inc.                                      6.25%     2/1/2008                       7,750             8,622
Duquesne Light Co.                                            6.70%    4/15/2012                      12,000            13,323
Exelon Corp.                                                  6.95%    6/15/2011                       4,800             5,186
FPL Group Capital                                            7.375%     6/1/2009                      10,000            11,172
Georgia Power Co.                                             6.20%     2/1/2006                      12,900            14,028
Georgia Power Co. Capital Trust VI                           4.875%    11/1/2042                       5,000             5,088

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
HQI Transelec Chile SA                                       7.875%    4/15/2011              $       20,379    $       22,032
Korea Electric Power                                          4.25%    9/12/2007(2)                   13,000            12,996
LG&E Capital Corp.                                            6.46%    1/15/2008(2)                    5,000             5,371
Nstar                                                         8.00%    2/15/2010                      20,000            23,549
Oncor Electric Delivery Co.                                  6.375%     5/1/2012(2)                   11,700            12,026
PECO Energy Co.                                               5.95%    11/1/2011                      12,000            13,041
PECO Energy Co.                                               5.95%    11/1/2011(2)                   15,000            16,288
PECO Energy Co.                                               4.75%    10/1/2012                       4,500             4,491
PPL Electric Utilities Corp.                                  6.25%    8/15/2009                      10,000            11,108
Pacific Gas & Electric Co.                                 7.375%**    11/1/2005(2)                   11,200            10,864
PacifiCorp Australia LLC                                      6.15%    1/15/2008(2)(7)                14,000            15,170
Southern California Edison Co.                                8.95%    11/3/2003                       9,500             9,833
Southern California Edison Co.                               7.625%    1/15/2010                      20,000            19,200


NATURAL GAS (1.9%)
AGL Capital Corp.                                            7.125%    1/14/2011                      10,000            10,916
Consolidated Natural Gas                                      6.25%    11/1/2011                       5,000             5,391
Enterprise Products                                           8.25%    3/15/2005                       8,300             9,080
Enterprise Products                                           7.50%     2/1/2011                      10,000            10,858
KeySpan Gas East Corp.                                       7.875%     2/1/2010                      10,000            11,823
Northern Border Pipeline Co.                                  7.75%     9/1/2009                       7,000             7,706
Peoples Energy Corp.                                          6.90%    1/15/2011                      11,000            12,147
Yosemite Security Trust                                      8.25%*   11/15/2004(2)                    2,500               513
                                                                                                                --------------
                                                                                                                $      321,526
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $2,641,613)                                                                         $    2,784,989
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.5%)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.2%)
U.S. Treasury Note                                            3.00%   11/15/2007                       4,050             4,058
U.S. Treasury Note                                            5.50%    2/15/2008                      18,400            20,528
U.S. Treasury Note                                           5.625%    5/15/2008                      12,000            13,461
U.S. Treasury Note                                            4.75%   11/15/2008                       8,481             9,144
U.S. Treasury Note                                            6.00%    8/15/2009                      13,370            15,361
U.S. Treasury Note                                            5.50%    5/15/2009                      10,000            11,206
U.S. Treasury Note                                           4.875%    2/15/2012                      93,845           100,781
U.S. Treasury Note                                            4.00%   11/15/2012                       7,800             7,815
                                                                                                                --------------
                                                                                                                $      182,354
                                                                                                                --------------
AGENCY BONDS AND NOTES (4.1%)
Federal National Mortgage Assn.                               6.25%     2/1/2011                      30,000            33,158
Federal National Mortgage Assn.                               6.00%    5/15/2011                      20,000            22,380
Federal National Mortgage Assn.                              5.375%   11/15/2011                      50,000            53,713
Federal National Mortgage Assn.                               5.25%     8/1/2012                      35,000            36,088
                                                                                                                --------------
                                                                                                                $      145,339
                                                                                                                --------------
MORTGAGE-BACKED SECURITIES (2.2%)(5)
Federal Home Loan Mortgage Corp.                             4.919%     9/1/2032(1)                   14,708           15,048
Federal Home Loan Mortgage Corp.                             5.117%     8/1/2032(1)                   33,208           34,283
Federal Home Loan Mortgage Corp.                              6.00%     4/1/2017(1)                   28,017           29,263
                                                                                                                --------------
                                                                                                                $       78,594
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $383,953)                                                    $      406,287
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
INTERMEDIATE-TERM CORPORATE FUND                             COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.4%)
------------------------------------------------------------------------------------------------------------------------------
California Dept. of Water Resources Power Supply Rev.
  (Cost $13,377)                                              5.50%     5/1/2010              $       12,500    $       13,634
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(3.9%)
------------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                          4.25%   11/20/2006                      28,500            29,864
Province of New Brunswick                                     3.50%   10/23/2007                      15,000            15,118
Province of Ontario                                           3.50%    9/17/2007                      35,000            35,391
Province of Quebec                                            5.00%    7/17/2009                       5,000             5,283
Republic of Chile                                            5.625%    7/23/2007                      10,900            11,410
Republic of Costa Rica                                       6.914%    1/31/2008(2)                    2,300             2,314
Republic of Costa Rica                                        8.05%    1/31/2013(2)                    1,150             1,160
Republic of Italy                                            3.625%    9/14/2007                      20,000            20,316
Republic of Korea                                            8.875%    4/15/2008                      10,000            12,193
United Mexican States                                        6.375%    1/16/2013                       6,000             5,850
------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $135,207)                                                                           $      138,899
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.8%)
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER(5)
General Mills Inc.                                           1.531%    4/14/2003(2)(3)                 5,300             5,284
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                         1.33%     2/3/2003                     161,685           161,685
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note G                                 1.33%     2/3/2003                     146,956           146,956
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $313,925)                                                                $      313,925
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%) (Cost $3,488,075)                                                                    $    3,657,734
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets---Note C                                                                                                   69,406
Security Lending Collateral Payable to Brokers--Note G                                                               (146,956)
Other Liabilities                                                                                                     (36,188)
                                                                                                                --------------
                                                                                                                $    (113,738)
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $    3,543,996
==============================================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security--security in default.
**Income being paid in arrears--security in default.

(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration,  normally to qualified  institutional  buyers. At January 31,
     2003,  the  aggregate   value  of  these   securities   was   $513,503,000,
     representing 14.5% of net assets.
(3)  Security exempt from registration  under Section 4(2) of the Securities Act of  1933.  These  securities  may  be  sold  in  transactions  exempt  from
     registration   only  to  dealers  in  that  program  or  other  "accredited investors."  At  January  31,  2003,  the  value  of these  securities  was
     $5,284,000, representing 0.1% of net assets.
(4)  Securities with an aggregate  value of $6,505,000 have been  segregrated as initial margin for open futures contracts.
(5)  After giving effect to accrued income,  credit default swap contracts,  and total return swap contracts,  the fund's investments in corporate bonds and
     government   mortgage-backed   securities   represent   81.0%   and   6.2%,
     respectively, of net assets. See Note E in Notes to Financial Statements.
(6)  Scheduled  principal and interest payments are guaranteed by Municipal Bond
     Insurance Association.
(7)  Scheduled principal and interest payments are guaranteed by Ambac Assurance
     Corporation.
(8)  Adjustable-rate note.

------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        AMOUNT
INTERMEDIATE-TERM CORPORATE FUND                                                                                         (000)
------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                                 $   3,412,612
Undistributed Net Investment Income                                                                                       307
Accumulated Net Realized Losses                                                                                       (32,242)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                                                               169,659
  Futures Contracts                                                                                                    (5,703)
  Swap Contracts                                                                                                         (637)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $   3,543,996
==============================================================================================================================
Investor Shares---Net Assets
Applicable to 248,519,726 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                              $   2,500,093
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                      $       10.06
==============================================================================================================================
Admiral Shares---Net Assets
Applicable to 103,768,328 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                                 $   1,043,903
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE---ADMIRAL SHARES                                                                      $       10.06
==============================================================================================================================
See Note E in Notes to Financial  Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
LONG-TERM CORPORATE FUND                                     COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (94.4%)
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
Connecticut RRB Special Purpose Trust CL&P-1                  6.21%   12/30/2011(1)           $       12,870    $       14,157


FINANCE (26.5%)
  BANKING (14.1%)
Abbey National PLC                                            7.95%   10/26/2029                      15,000            18,404
Asian Development Bank                                        4.50%     9/4/2012                      35,000            35,063
BB&T Corp.                                                    6.50%     8/1/2011                      25,000            27,979
Bank of America Corp.                                        5.125%   11/15/2014                      17,250            17,429
Bank of New York Co., Inc.                                   6.375%     4/1/2012                      20,000            22,285
Bank of New York Co., Inc.                                    5.50%    12/1/2017                      10,300            10,695
Bank One Corp.                                                7.75%    7/15/2025                      25,000            30,605
Bank One Corp.                                               7.625%   10/15/2026                      10,000            12,112
Bank One Corp.                                                8.00%    4/29/2027                      15,000            18,625
Citigroup, Inc.                                              6.625%    1/15/2028                      25,000            27,351
Citigroup, Inc.                                              6.625%    6/15/2032                      38,000            41,820
International Bank For Reconstruction & Development          7.625%    1/19/2023                      43,320            56,269
National City Bank Pennsylvania                               7.25%   10/21/2011                      10,000            11,652
National City Corp.                                          6.875%    5/15/2019                       5,000             5,572
NationsBank Corp.                                             7.75%    8/15/2015                      10,000            12,164
NationsBank Corp.                                             7.25%   10/15/2025                       5,000             5,810
NationsBank Corp.                                             6.80%    3/15/2028                      35,000            37,936
Regions Financial Corp.                                       7.00%     3/1/2011                      25,005            28,928
Royal Bank of Scotland PLC                                    5.00%    10/1/2014                      30,000            29,799
Suntrust Bank                                                 5.45%    12/1/2017                      21,000            21,567
US Bank NA                                                    6.30%     2/4/2014                      54,000            60,145
Wachovia Corp.                                               6.605%    10/1/2025                      30,000            32,608
Wells Fargo & Co.                                             6.45%     2/1/2011                      20,000            22,371
Wells Fargo & Co.                                             5.00%   11/15/2014                      20,000            20,076


FINANCE COMPANIES (3.1%)
Associates Corp.                                              6.95%    11/1/2018                       5,000             5,660
CIT Group Holdings                                            7.75%     4/2/2012                      10,000            11,236
General Electric Capital Corp.                               8.125%    5/15/2012                      42,000            50,581
General Electric Capital Corp.                                6.75%    3/15/2032                      20,000            22,140
Household Finance Corp.                                      7.625%    5/17/2032                      12,000            13,670
SLM Corp.                                                     5.05%   11/14/2014                      30,000            29,429


INSURANCE (9.3%)
Allstate Corp.                                                7.50%    6/15/2013                      10,000            12,041
Allstate Corp.                                                6.75%    5/15/2018                      20,000            21,842
Ambac, Inc.                                                   7.50%     5/1/2023                      20,000            21,756
American General Corp.                                       6.625%    2/15/2029                      24,000            26,887
American Re Corp.                                             7.45%   12/15/2026                      17,277            18,873
Chubb Corp.                                                   6.80%   11/15/2031                       4,000             4,171
Cincinnati Financial Corp.                                    6.90%    5/15/2028                      20,000            20,286
Equitable Companies Inc.                                      7.00%     4/1/2028                      34,910            36,042
Farmers Exchange Capital                                      7.05%    7/15/2028(2)                   13,310             9,450
Hartford Life Inc.                                           7.375%     3/1/2031                      50,000            53,776
John Hancock Mutual Life Insurance Co.                       7.375%    2/15/2024(2)                   30,000            32,160

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
LONG-TERM CORPORATE FUND                                     COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co.                                  8.50%    5/15/2025(2)           $       43,335    $       36,790
MBIA, Inc.                                                    7.00%   12/15/2025                       7,550             8,042
MBIA, Inc.                                                    7.15%    7/15/2027                       5,000             5,408
Massachusetts Mutual Life                                    7.625%   11/15/2023(2)                   15,970            18,139
Massachusetts Mutual Life                                     7.50%     3/1/2024(2)                    8,710             9,777
Metropolitan Life Insurance Co.                               7.80%    11/1/2025(2)                   35,000            39,591
Travelers Property Casualty Corp.                             7.75%    4/15/2026                      25,000            27,655
                                                                                                                --------------
                                                                                                                $    1,142,667
                                                                                                                --------------
INDUSTRIAL (58.2%)
 BASIC INDUSTRY (6.5%)
Alcoa, Inc.                                                   6.50%     6/1/2011                      15,000            16,736
Aluminum Co. of America                                       6.75%    1/15/2028                      45,000            49,648
Dover Corp.                                                   6.65%     6/1/2028                       4,000             4,391
Dow Chemical Co.                                             7.375%    11/1/2029                      40,000            42,811
E.I. du Pont de Nemours & Co.                                 6.50%    1/15/2028                      42,100            46,976
Eaton Corp.                                                  7.625%     4/1/2024                      15,000            17,797
International Paper Co.                                      6.875%    11/1/2023                      10,000            10,576
Morton International, Inc.                                    9.25%     6/1/2020                      10,000            12,746
PPG Industries, Inc.                                         6.875%    2/15/2012                      10,200            11,259
PPG Industries, Inc.                                          9.00%     5/1/2021                       9,750            12,306
Parker-Hannifin Corp.                                         7.30%    5/15/2011                      20,000            21,707
Rohm & Haas Co.                                               7.85%    7/15/2029                      25,000            31,093


CAPITAL GOODS (6.1%)
Caterpillar, Inc.                                            6.625%    7/15/2028                      39,000            42,974
Caterpillar, Inc.                                             7.30%     5/1/2031                       5,000             5,996
The Boeing Co.                                               6.625%    2/15/2038                      13,000            13,133
The Boeing Co.                                               7.875%    4/15/2043                       8,000             9,431
Deere & Co.                                                   6.95%    4/25/2014                      18,500            21,454
Deere & Co.                                                  7.125%     3/3/2031                      18,680            21,657
Lockheed Martin Corp.                                         7.65%     5/1/2016                      35,000            43,220
Minnesota Mining & Manufacturing Corp.                       6.375%    2/15/2028                      35,000            37,884
Tenneco Packaging                                            8.125%    6/15/2017                      20,000            22,901
United Technologies Corp.                                    8.875%   11/15/2019                      15,000            19,710
United Technologies Corp.                                     6.70%     8/1/2028                       5,000             5,531
United Technologies Corp.                                     7.50%    9/15/2029                      15,000            18,201


COMMUNICATION (6.7%)
BellSouth Corp.                                              6.875%   10/15/2031                      40,000            44,464
Comcast Corp.                                                 6.50%    1/15/2015                      20,000            19,956
GTE Corp.                                                     6.94%    4/15/2028                      20,000            20,827
Indiana Bell Telephone Co., Inc.                              7.30%    8/15/2026                      35,000            40,501
Michigan Bell Telephone Co.                                   7.85%    1/15/2022                      25,000            30,321
New Jersey Bell Telephone Co.                                 8.00%     6/1/2022                      25,000            29,242
New York Times Co.                                            8.25%    3/15/2025                      30,000            34,258
Pacific Bell                                                 7.125%    3/15/2026                      15,000            16,891
Vodafone Group PLC                                           5.375%    1/30/2015                      20,000            19,734
Washington Post Co.                                           5.50%    2/15/2009                      30,000            31,971

CONSUMER CYCLICAL (5.9%)
Chrysler Corp.                                                7.45%     3/1/2027                      15,000            15,925

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
LONG-TERM CORPORATE FUND                                     COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                           6.65%     8/1/2028              $       15,000    $       16,060
The Walt Disney Co.                                           7.00%     3/1/2032                      22,500            24,270
General Motors Corp.                                          7.70%    4/15/2016                      10,000            10,142
General Motors Corp.                                          9.40%    7/15/2021                       4,500             4,963
General Motors Corp.                                          7.40%     9/1/2025                      15,800            14,815
Lowe's Cos., Inc.                                             6.50%    3/15/2029                      26,010            27,713
McDonald's Corp.                                             6.375%     1/8/2028                      12,500            13,321
Target Corp.                                                  7.00%    7/15/2031                      20,000            22,534
Viacom Inc.                                                  7.875%    7/30/2030                      40,000            48,974
Wal-Mart Stores, Inc.                                         7.55%    2/15/2030                      45,000            56,407


CONSUMER NONCYCLICAL (22.1%)
Anheuser-Busch Cos. Inc.                                      6.75%   12/15/2027                      10,000            11,342
Anheuser-Busch Cos. Inc.                                      6.80%    8/20/2032                      31,900            36,785
Anheuser-Busch Cos. Inc.                                      6.00%    11/1/2041                      21,000            21,810
Archer-Daniels-Midland Co.                                   8.375%    4/15/2017                      20,000            25,783
Archer-Daniels-Midland Co.                                    7.50%    3/15/2027                       4,015             4,777
Archer-Daniels-Midland Co.                                    6.75%   12/15/2027                      11,000            12,058
Archer-Daniels-Midland Co.                                   6.625%     5/1/2029                       4,000             4,328
Archer-Daniels-Midland Co.                                   5.935%    10/1/2032                       5,000             5,024
Bestfoods                                                    6.625%    4/15/2028                      30,000            33,042
Bristol-Myers Squibb Co.                                      6.80%   11/15/2026                      40,000            44,021
CPC International, Inc.                                       7.25%   12/15/2026                      30,000            35,581
Coca-Cola Co.                                                 5.75%    3/15/2011                      25,000            27,110
Coca-Cola Enterprises, Inc.                                   8.50%     2/1/2022                       5,000             6,473
Coca-Cola Enterprises, Inc.                                   8.00%    9/15/2022                       9,000            11,178
Coca-Cola Enterprises, Inc.                                   6.95%   11/15/2026                      10,000            11,374
Coca-Cola Enterprises, Inc.                                   6.75%    1/15/2038                       9,477            10,363
Conagra Foods Inc.                                            6.75%    9/15/2011                      35,000            39,618
Eli Lilly & Co.                                              7.125%     6/1/2025                      50,000            59,285
General Mills, Inc.                                           6.00%    2/15/2012                      20,000            21,610
Hershey Foods Corp.                                           7.20%    8/15/2027                      21,461            25,054
Johnson & Johnson                                             6.73%   11/15/2023                      10,000            11,376
Johnson & Johnson                                             6.95%     9/1/2029                      37,457            44,995
Kellogg Co.                                                   7.45%     4/1/2031                      50,000            60,181
Kimberly-Clark Corp.                                          6.25%    7/15/2018                      25,000            26,531
Kimberly-Clark Corp.                                         6.375%     1/1/2028                      12,850            13,906
Kraft Foods Inc.                                              6.50%    11/1/2031                      60,000            65,656
Merck & Co., Inc.                                             6.30%     1/1/2026                      30,000            32,649
Merck & Co., Inc.                                             5.95%    12/1/2028                      15,450            16,204
Pepsi Bottling Group Inc.                                     7.00%     3/1/2029                      35,000            40,714
Pharmacia Corp.                                               6.75%   12/15/2027                      28,000            32,085
Pharmacia Corp.                                               6.60%    12/1/2028                      15,000            16,923
Procter & Gamble Co.                                          6.45%    1/15/2026                      27,000            30,018
Procter & Gamble Co.                                          8.00%   10/26/2029                       5,000             6,568
Procter & Gamble Co. ESOP                                     9.36%     1/1/2021                      35,000            47,678
Sysco Corp.                                                   6.50%     8/1/2028                      22,000            24,671
Westvaco Corp.                                                9.75%    6/15/2020                      15,000            18,616
Westvaco Corp.                                                7.95%    2/15/2031                      15,000            17,294


ENERGY (5.1%)
Amerada Hess Corp.                                            7.30%    8/15/2031                      40,000            42,087

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
LONG-TERM CORPORATE FUND                                     COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Baker Hughes Inc.                                            6.875%    1/15/2029              $        7,914    $        8,785
Burlington Resources Inc.                                     7.40%    12/1/2031                      25,000            29,192
ConocoPhillips, Inc.                                          5.90%   10/15/2032(2)                   11,000            10,802
Mobil Corp.                                                  8.625%    8/15/2021                      22,000            29,612
Phillips Petroleum Co.                                        7.00%    3/30/2029                      10,000            11,168
Texaco Capital, Inc.                                          9.75%    3/15/2020                      17,000            24,270
Texaco Capital, Inc.                                         8.625%   11/15/2031                      13,000            18,015
Tosco Corp.                                                   7.80%     1/1/2027                      15,000            18,185
Tosco Corp.                                                  8.125%    2/15/2030                      20,000            25,331

TECHNOLOGY (2.0%)
Becton, Dickinson & Co.                                       7.00%     8/1/2027                      8,300              9,301
International Business Machines Corp.                         7.00%   10/30/2025                      50,000            56,831
International Business Machines Corp.                         6.50%    1/15/2028                      20,000            21,750

TRANSPORTATION (3.8%)
Burlington Northern Santa Fe Corp.                           6.875%    12/1/2027                      25,000            27,459
CSX Corp.                                                     7.95%     5/1/2027                      35,000            42,625
Delta Air Lines, Inc.                                        6.718%     1/2/2023                      18,864            19,815
Federal Express Corp.                                         6.72%    1/15/2022                      15,268            17,023
Norfolk Southern Corp.                                        7.80%    5/15/2027                      45,000            54,619
                                                                                                                --------------
                                                                                                                $    2,502,978
                                                                                                                --------------
UTILITIES (9.4%)
  ELECTRIC (7.5%)
Alabama Power Co.                                             5.50%   10/15/2017                      15,800            16,487
Alabama Power Co.                                            5.875%    12/1/2022                       8,500             8,736
Boston Edison Co.                                            4.875%   10/15/2012                      13,730            13,728
Commonwealth Edison                                           6.15%    3/15/2012                      15,000            16,531
Duke Energy Corp.                                             6.00%    12/1/2028                      25,000            23,443
Exelon Corp.                                                  6.75%     5/1/2011                      17,500            19,082
Florida Power & Light                                         5.85%     2/1/2033                      5,210              5,351
Florida Power Corp.                                           6.75%     2/1/2028                      22,375            21,591
Georgia Power Co.                                            5.125%   11/15/2012                       5,000             5,076
National Rural Utilities Corp.                                8.00%     3/1/2032                      50,000            60,115
Northern States Power Co.                                    7.125%     7/1/2025                      30,000            29,700
Oklahoma Gas & Electric Co.                                   6.50%    4/15/2028                      12,770            12,221
Oncor Electric Delivery                                       7.00%     5/1/2032(2)                   25,000            24,625
PECO Energy Co.                                               4.75%    10/1/2012                      11,000            10,977
South Carolina Electric & Gas Co.                            6.625%     2/1/2032                      50,000            56,679

OTHER (1.9%)
Bell Telephone Co. of Pennsylvania                            8.35%   12/15/2030                       6,260             7,694
Quebec Hydro Electric                                         9.40%     2/1/2021                      40,000            56,234
Texas Eastern Corp.                                           7.00%    7/15/2032                      17,000            17,764
                                                                                                                --------------
                                                                                                                $      406,034
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $3,711,672)                                                                         $    4,065,836
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (3.4%)
------------------------------------------------------------------------------------------------------------------------------
Province of British Columbia                                  6.50%    1/15/2026              $       13,800    $       15,823
Province of Ontario                                          5.125%    7/17/2012                      40,000            42,330
Province of Quebec                                            7.50%    9/15/2029                      24,500            30,739

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
LONG-TERM CORPORATE FUND                                     COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Province of Saskatchewan                                      8.50%    7/15/2022                      10,000            13,733
Republic of Italy                                            5.625%    6/15/2012                      19,000            20,886
Republic of Italy                                            6.875%    9/27/2023                      17,700            21,104
------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $136,382)                                                                           $      144,615
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities
Federal National Mortgage Assn. (Cost $3)                   15.50%     10/1/2012(1)                        3                 3
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account                          1.33%     2/3/2003                      31,070            31,070
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note G                                 1.33%     2/3/2003                      73,953            73,953
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $105,023)                                                                       105,023
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $3,953,080)                                                                         4,315,477
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                   77,127
Liabilities---Note G                                                                                                  (88,272)
                                                                                                                --------------
                                                                                                                $     (11,145)
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $    4,304,332
==============================================================================================================================
*See Note A in Notes to Financial Statements.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration,  normally to qualified  institutional  buyers. At January 31,
     2003,  the  aggregate   value  of  these   securities   was   $181,334,000,
     representing 4.2% of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AMOUNT
LONG-TERM CORPORATE FUND                                                                                                 (000)
------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                                 $    4,055,639
Undistributed Net Investment Income                                                                                        --
Accumulated Net Realized Losses                                                                                      (113,704)
Unrealized Appreciation                                                                                                362,397
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $    4,304,332
==============================================================================================================================
Investor Shares---Net Assets
Applicable to 405,816,813 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                                 $    3,733,109
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE---INVESTOR SHARES                                                                     $         9.20
==============================================================================================================================
Admiral Shares---Net Assets
Applicable to 62,096,237 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                                 $      571,223
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE---ADMIRAL SHARES                                                                      $         9.20
==============================================================================================================================
See Note E in Notes to Financial  Statements for the tax-basis components of net assets.

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (89.4%)
------------------------------------------------------------------------------------------------------------------------------
FINANCE (3.3%)
 BANKING (1.4%)
Chevy Chase Savings Bank                                      9.25%    12/1/2008              $       15,000    $       15,075
Sovereign Bancorp, Inc.                                      10.50%   11/15/2006                      40,000            45,521
Western Financial Bank                                       8.875%     8/1/2007                      20,000            19,600
Western Financial Bank                                       9.625%    5/15/2012                      30,000            29,250

FINANCE COMPANIES (1.1%)
Ford Motor Credit Co.                                         7.25%   10/25/2011                      33,245            31,643
UCAR Finance, Inc.                                           10.25%    2/15/2012                      60,000            49,800

INSURANCE (0.4%)
CNA Financial Corp.                                           6.50%    4/15/2005                       7,821             7,899
CNA Financial Corp.                                           6.75%   11/15/2006                      20,935            20,830
CNA Financial Corp.                                           6.60%   12/15/2008                       1,500             1,481

OTHER (0.4%)
Armkel Finance, Inc.                                          9.50%    8/15/2009                      25,575            27,749
                                                                                                                --------------
                                                                                                                $      248,848
                                                                                                                --------------

INDUSTRIAL (81.2%)
  BASIC INDUSTRY (19.6%)
AK Steel Corp.                                               7.875%    2/15/2009                      25,000            24,000
AK Steel Corp.                                                7.75%    6/15/2012                      40,000            38,300
ARCO Chemical Co.                                             9.80%     2/1/2020                      20,000            15,600
Abitibi-Consolidated Inc.                                     8.55%     8/1/2010                      48,290            53,405
Advanced Medical Optics                                       9.25%    7/15/2010                      26,250            27,037
Armco, Inc.                                                   9.00%    9/15/2007                      20,000            20,050
Beazer Homes USA, Inc.                                       8.875%     4/1/2008                          95                99
Beazer Homes USA, Inc.                                       8.625%    5/15/2011                      30,000            31,350
Boise Cascade Co.                                             7.50%     2/1/2008                      22,500            23,584
Boise Cascade Co.                                             9.45%    11/1/2009                      15,000            16,710
CSK Auto, Inc.                                               12.00%    6/15/2006                       5,900             6,254
Caraustar Industries, Inc.                                   9.875%     4/1/2011                      41,000            42,435
Century Aluminum Co.                                         11.75%    4/15/2008                      39,425            38,242
Delco Remy International Inc.                                8.625%   12/15/2007                       8,400             6,888
Georgia-Pacific Corp.                                        8.875%     2/1/2010(1)                   18,640            18,521
Georgia-Pacific Corp.                                        8.125%    5/15/2011                      36,835            33,520
Graphic Packaging Corp.                                      8.625%    2/15/2012                      6,245              6,620
D.R. Horton, Inc.                                            9.375%    3/15/2011                      30,000            30,600
D.R. Horton, Inc.                                            7.875%    8/15/2011                      17,900            17,855
Houghton Mifflin Co.                                          8.25%     2/1/2011(1)                   37,275            37,741
IMC Global, Inc.                                             7.625%    11/1/2005                         570               550
IMC Global, Inc.                                            10.875%     6/1/2008                      21,235            22,934
IMC Global, Inc.                                             11.25%     6/1/2011(1)                   17,500            18,900
IMC Global, Inc.                                             11.25%     6/1/2011                      27,865            30,094
JohnsonDiversey Inc.                                         9.625%    5/15/2012                     22,545             23,334
KB Home                                                      8.625%   12/15/2008                      13,985            14,579
Kennametal Inc.                                               7.20%    6/15/2012                      42,855            45,466
Lear Corp.                                                    7.96%    5/15/2005                      30,000            31,500
Lear Corp.                                                    8.11%    5/15/2009                      74,600            80,754

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Longview Fibre Co.                                           10.00%    1/15/2009              $       32,790    $       33,938
Lyondell Chemical Co.                                        9.625%     5/1/2007                      56,000            52,360
Lyondell Chemical Co.                                         9.50%   12/15/2008                      23,280            20,952
MDP Acquisitions                                             9.625%    10/1/2012(1)                   12,380            12,875
Manor Care Inc.                                               8.00%     3/1/2008                       4,865             5,139
Methanex Corp.                                                8.75%    8/15/2012                      28,910            30,572
National Waterworks Inc.                                     10.50%    12/1/2012(1)                    3,820             4,030
NoramPac Inc.                                                 9.50%     2/1/2008                      15,600            16,341
Nova Chemicals Corp.                                          7.00%    9/15/2005                       2,665             2,523
Nova Chemicals Corp.                                          7.00%    5/15/2006                       1,250             1,185
Noveon, Inc.                                                 11.00%    2/28/2011                      41,250            45,375
Oregon Steel Mills, Inc.                                     10.00%    7/15/2009                      19,275            18,215
P & L Coal Holdings Corp.                                    8.875%    5/15/2008                      25,619            26,772
Pacifica Papers Inc.                                         10.00%    3/15/2009                      25,400            26,416
Packaging Corp. of America                                   9.625%     4/1/2009                      17,075            18,441
Paperboard Industries International Inc.                     8.375%    9/15/2007                      18,750            18,750
Premcor Inc.                                                  9.50%     2/1/2013(1)                   42,035            42,140
Quebecor Media Inc.                                         11.125%    7/15/2011                      49,550            51,284
Ryerson Tull, Inc.                                           9.125%    7/15/2006                      11,960            11,302
Ryland Group, Inc.                                           9.125%    6/15/2011                      17,000            18,105
Smurfit-Stone Container                                       8.25%    10/1/2012                      21,270            22,174
Standard Pacific Corp.                                        8.50%    6/15/2007                       5,000            15,300
Standard Pacific Corp.                                        8.00%    2/15/2008                      15,000            15,150
Standard Pacific Corp.                                        9.50%    9/10/2008                         690               728
Standard Pacific Corp.                                        8.50%     4/1/2009                         145               147
Steel Dynamics, Inc.                                          9.50%    3/15/2009                      24,270            25,362
Stone Container                                               9.25%     2/1/2008                      31,000            33,015
Stone Container                                               9.75%     2/1/2011                      44,400            47,730
Tembec Industries Inc.                                        8.50%     2/1/2011                      50,600            50,347
U.S. Steel LLC                                               10.75%     8/1/2008                      80,250            78,645

CAPITAL GOODS (9.9%)
Allied Waste North America Inc.                              7.625%     1/1/2006                      45,000            45,450
Allied Waste North America Inc.                              8.875%     4/1/2008                      52,000            53,300
Allied Waste North America Inc.                              10.00%     8/1/2009                      20,000            19,925
American Standard Cos. Inc.                                  7.375%     2/1/2008                      37,100            38,769
American Standard Cos. Inc.                                  7.625%    2/15/2010                      28,450            30,157
BWAY Corp.                                                   10.25%    4/15/2007                      15,000            15,769
Ball Corp.                                                    7.75%     8/1/2006                      30,170            31,829
Ball Corp.                                                    8.25%     8/1/2008                      15,000            15,787
Case Corp.                                                    7.25%     8/1/2005                      9,180              7,941
K & F Industries, Inc.                                        9.25%   10/15/2007                      27,000            28,215
L-3 Communications Corp.                                      8.50%    5/15/2008                       8,425             8,741
L-3 Communications Corp.                                     7.625%    6/15/2012                      24,850            25,844
NMHG Holding Co.                                             10.00%    5/15/2009                      26,420            27,080
Owens-Brockway Glass                                         8.875%    2/15/2009                      14,000            14,210
Owens-Illinois, Inc.                                          7.85%    5/15/2004                      15,000            14,925
Owens-Illinois, Inc.                                          8.10%    5/15/2007                      35,000            33,950
Owens-Illinois, Inc.                                          7.35%    5/15/2008                      35,000            32,375
Resolution Performance                                       13.50%   11/15/2010                      32,745            34,873
SPX Corp.                                                     7.50%     1/1/2013                       8,480             8,607

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Silgan Holding Inc.                                           9.00%     6/1/2009              $       50,000    $       52,000
Tyco International Group SA                                  6.375%    2/15/2006                       9,135             8,884
Tyco International Group SA                                   5.80%     8/1/2006                       4,860             4,629
Tyco International Group SA                                  6.125%    1/15/2009                      18,295            17,289
Tyco International Group SA                                   6.75%    2/15/2011                       9,105             8,604
Tyco International Group SA                                  6.375%   10/15/2011                      72,205            66,609
Waste Management, Inc.                                       6.875%    5/15/2009                      50,000            53,432
Waste Management, Inc.                                       7.375%     8/1/2010                      57,000            61,936

COMMUNICATION (10.8%)
British Sky Broadcasting                                      8.20%    7/15/2009                      75,000            81,067
CSC Holdings, Inc.                                           7.875%   12/15/2007                      30,000            29,100
CSC Holdings, Inc.                                           8.125%    7/15/2009                      28,765            27,758
CSC Holdings, Inc.                                           8.125%    8/15/2009                      19,530            18,944
CSC Holdings, Inc.                                           7.625%     4/1/2011                      21,705            20,837
CSC Holdings, Inc.                                           9.875%    2/15/2013                      15,000            15,075
Clear Channel Communictions Inc.                              6.00%    11/1/2006                      13,055            13,833
Comcast Cable Communications, Inc.                           6.875%    6/15/2009                      33,700            35,280
Cox Communications Inc.                                       7.75%    11/1/2010                      15,380            17,508
Cox Communications Inc.                                       6.75%    3/15/2011                      10,295            11,040
Cox Communications Inc.                                      7.125%    10/1/2012                       5,245             5,795
R.H. Donnelley Finance Corp.                                 8.875%   12/15/2010(1)                   23,880            25,432
EchoStar DBS Corp.                                           9.125%    1/15/2009                      17,300            18,251
EchoStar DBS Corp.                                           9.375%     2/1/2009                      94,500            99,698
Emmis Communications Corp.                                   8.125%    3/15/2009                      22,425            23,098
Entravision Communications Corp.                             8.125%    3/15/2009                       5,345             5,505
Insight Midwest LP                                            9.75%    10/1/2009                      20,000            19,200
Insight Midwest LP                                           10.50%    11/1/2010                      35,270            34,917
Lamar Media Corp.                                             7.25%     1/1/2013(1)                    5,760             5,904
Lenfest Communications, Inc.                                 8.375%    11/1/2005                      32,600            35,699
Lin Television Corp.                                          8.00%    1/15/2008                      28,720            30,443
Lin Television Corp.                                         8.375%     3/1/2008                      33,900            35,256
Mastec, Inc.                                                  7.75%     2/1/2008                      30,000            27,300
Mediacom Broadband LLC                                       11.00%    7/15/2013                      15,000            15,600
Mediacom LLC/Mediacom Capital Corp.                           9.50%    1/15/2013                      39,710            38,122
Primedia, Inc.                                               7.625%     4/1/2008                      23,255            21,860
Radio One, Inc.                                              8.875%     7/1/2011                      30,215            32,330
Sinclair Broadcast Group                                      8.75%   12/15/2011                      11,570            12,380
Sinclair Broadcast Group                                      8.00%    3/15/2012                       4,430             4,563
Sinclair Broadcast Group                                      8.00%    3/15/2012(1)                    4,750             4,940
Univision Communications Inc.                                 7.85%    7/15/2011                      22,165            24,887
World Color Press, Inc.                                      8.375%   11/15/2008                      35,300            37,267

CONSUMER CYCLICAL (10.5%)
AOL Time Warner Inc.                                          6.75%    4/15/2011                       9,205             9,462
AOL Time Warner Inc.                                         6.875%     5/1/2012                       47,660           49,463
AT&T Corp.-Liberty Media Corp.                               7.875%    7/15/2009                       9,800            10,588
Cummins Inc.                                                  9.75%     12/1/2010(1)                   2,395             2,575
Dana Corp.                                                  10.125%    3/15/2010                      25,000            25,187
Dana Corp.                                                    9.00%    8/15/2011                      75,000            72,750
Dura Operating Corp.                                          9.00%     5/1/2009                      10,000             8,850

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp.                                         8.625%    4/15/2012              $       36,525    $       36,342
Ford Motor Co.                                                7.25%    10/1/2008                      16,055            15,903
The Gap Inc.                                                 10.55%   12/15/2008                      60,000            66,000
Goodyear Tire & Rubber                                       7.857%    8/15/2011                       32,000           22,720
Harrahs Operating Co., Inc.                                  7.875%   12/15/2005                      30,000            31,500
Harrahs Operating Co., Inc.                                   8.00%     2/1/2011                      29,130            33,129
Hasbro, Inc.                                                  8.50%    3/15/2006                      17,497            18,284
Hasbro, Inc.                                                  6.15%    7/15/2008                       1,970             1,911
Interface, Inc.                                             10.375%     2/1/2010                      13,470            11,180
Iron Mountain, Inc.                                           8.75%    9/30/2009                      22,500            23,400
Iron Mountain, Inc.                                           8.25%     7/1/2011                      15,000            15,600
Iron Mountain, Inc.                                          8.625%     4/1/2013                      16,435            17,380
Kaufman & Broad Home Corp.                                    7.75%   10/15/2004                      26,250            27,103
MGM Mirage, Inc.                                              8.50%    9/15/2010                      74,775            81,505
Mandalay Resorts Group                                       10.25%     8/1/2007                      37,280            40,449
Mandalay Resorts Group                                       9.375%    2/15/2010                      30,000            32,025
Navistar International Corp.                                 9.375%     6/1/2006                       6,270             6,145
Navistar International Corp.                                  8.00%     2/1/2008                      25,000            21,375
J.C. Penney Co., Inc.                                         7.60%     4/1/2007                      38,285            39,051
J.C. Penney Co., Inc.                                        7.375%    8/15/2008                      15,215            15,367
Scotts Co.                                                   8.625%    1/15/2009                      12,720            13,420
Scotts Co.                                                   8.625%    1/15/2009                       4,540             4,790
Time Warner, Inc.                                            9.125%    1/15/2013                      10,215            11,850
Toll Corp.                                                    7.75%    9/15/2007                      15,000            15,150
Toll Corp.                                                    8.25%     2/1/2011                       6,325             6,531
True Temper Sports, Inc.                                    10.875%    12/1/2008                      15,000            15,600


CONSUMER NONCYCLICAL (8.0%)
AmerisourceBergen Corp.                                      8.125%     9/1/2008                      30,000            32,025
AmerisourceBergen Corp.                                       7.25%   11/15/2012(1)                    1,045             1,074
Beverly Enterprises Inc.                                      9.00%    2/15/2006                      18,000            14,580
Beverly Enterprises Inc.                                     9.625%    4/15/2009                      30,000            23,250
Canwest Media                                               10.625%    5/15/2011                      16,000            17,360
Columbia/HCA Healthcare Corp.                                 6.91%    6/15/2005                       2,205             2,339
Columbia/HCA Healthcare Corp.                                 7.00%     7/1/2007                      30,000            31,909
Columbia/HCA Healthcare Corp.                                 7.25%    5/20/2008                      30,000            32,085
Fisher Scientific International Inc.                          9.00%     2/1/2008                      48,500            50,804
Fisher Scientific International Inc.                         8.125%     5/1/2012                      18,000            18,855
Fisher Scientific International Inc.                         8.125%     5/1/2012(1)                    1,535             1,608
HCA-The Healthcare Co.                                        8.75%     9/1/2010                      27,000            30,714
HEALTHSOUTH Corp.                                            10.75%    10/1/2008                       2,660             2,367
HEALTHSOUTH Corp.                                            7.625%     6/1/2012                      60,715            53,126
Mail-Well Corp.                                              9.625%    3/15/2012                      45,350            40,815
Omnicare, Inc.                                               8.125%    3/15/2011                      35,245            37,712
Owens & Minor, Inc.                                           8.50%    7/15/2011                      29,985            32,234
Pathmark Stores, Inc.                                         8.75%     2/1/2012                      10,000             9,000
Playtex Products, Inc.                                       9.375%     6/1/2011                      24,499            26,704
Radiologix, Inc.                                             10.50%   12/15/2008                      24,000            18,000
Sealy Mattress, Inc.                                         9.875%   12/15/2007                      15,000            14,925
Sybron Dental Specialties                                    8.125%    6/15/2012                       2,670             2,697
Tenet Healthcare Corp.                                       6.375%    12/1/2011                      15,005            14,105

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                        6.50%     6/1/2012              $        4,995    $        4,708
Triad Hospitals, Inc.                                         8.75%     5/1/2009                      60,000            64,200
Triad Hospitals Holdings, Inc.                               11.00%    5/15/2009                      20,785            22,552
Tricon Global                                                8.875%    4/15/2011                      12,310            13,418
Yum! Brands Inc.                                              7.70%     7/1/2012                       3,190             3,342

ENERGY (4.8%)
Airgas, Inc.                                                 9.125%    10/1/2011                      16,085            17,533
Chesapeake Energy Corp.                                      8.125%     4/1/2011                      45,500            47,547
Chesapeake Energy Corp.                                       9.00%    8/15/2012(1)                    7,500             8,044
Clark Refining & Marketing, Inc.                             8.375%   11/15/2007                      14,205            14,063
Cross Timbers Oil Co.                                         8.75%    11/1/2009                       9,900            10,321
Forest Oil Corp.                                              8.00%   12/15/2011                      24,000            25,080
Forest Oil Corp.                                              7.75%     5/1/2014                      22,500            22,725
Magnum Hunter Resources Inc.                                  9.60%    3/15/2012                      37,500            39,375
Parker Drilling Co.                                           9.75%   11/15/2006                      44,785            45,681
Pioneer Natural Resources Co.                                9.625%     4/1/2010                      50,000            59,063
Pioneer Natural Resources Co.                                 7.50%    4/15/2012                      22,500            24,075
Pride Petroleum Services, Inc.                               9.375%     5/1/2007                      32,000            33,200
Tesoro Petroleum Corp.                                       9.625%    11/1/2008                      32,247            21,605

INTERNET AND DATA (0.5%)
Avaya Inc.                                                  11.125%     4/1/2009                      38,600            36,477


TECHNOLOGY (5.1%)
Amkor Technology Inc.                                         9.25%    2/15/2008                      60,000            56,250
Amphenol Corp.                                               9.875%    5/15/2007                       9,000             9,382
Fairchild Semiconductor Corp.                               10.375%    10/1/2007                       8,950             9,487
Fairchild Semiconductor Corp.                                10.50%     2/1/2009                      48,180            53,600
NDC Health Corp.                                             10.50%    12/1/2012(1)                   13,790            14,135
Sanmina SCI Corp.                                           10.375%    1/15/2010(1)                   52,185            54,142
Solectron Corp.                                              9.625%    2/15/2009                      75,000            76,125
Unisys Corp.                                                 7.875%     4/1/2008                      30,000            30,750
Xerox Corp.                                                   9.75%    1/15/2009(1)                   85,305            87,864

TELECOMMUNICATIONS (4.1%)
Corus Entertainment, Inc.                                     8.75%     3/1/2012                      37,845            39,926
Crown Castle International Corp.                             9.375%     8/1/2011                      16,525            13,385
Crown Castle International Corp.                             10.75%     8/1/2011                      10,250             8,917
GCI, Inc.                                                     9.75%     8/1/2007                      20,000            17,200
Nextel Communications                                        9.375%   11/15/2009                      44,125            42,360
Nextel Communications                                         9.50%     2/1/2011                      85,225            81,816
Qwest Communications International Inc.                      8.875%    3/15/2012(1)                   35,000            36,050
Rogers Cantel, Inc.                                           8.30%    10/1/2007                      27,500            25,300
Rogers Communications Inc.                                   8.875%    7/15/2007                       9,207             9,034
Rogers Wireless Inc.                                         9.625%     5/1/2011                      42,375            41,104

TRANSPORTATION (1.8%)
AMR Corp.                                                     9.00%     8/1/2012                       8,156             2,365
Air Canada, Inc.                                             10.25%    3/15/2011                      35,300            19,415
Delta Air Lines, Inc.                                         7.90%   12/15/2009                      14,140             8,908

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                       10.375%   12/15/2022              $        8,770    $        5,437
Delta Air Lines, Inc.                                         8.30%   12/15/2029                      47,000            26,555
Kansas City Southern Industries, Inc.                         9.50%    10/1/2008                      20,000            22,000
Kansas City Southern Industries, Inc.                         7.50%    6/15/2009                      11,745            12,391
Northwest Airlines Inc.                                      8.875%     6/1/2006                      30,000            19,800
Sequa Corp.                                                   9.00%     8/1/2009                      18,390            17,838

OTHER (6.1%)
Alaris Medical, Inc.                                        11.625%    12/1/2006                      25,464            28,902
Aztar Corp.                                                   9.00%    8/15/2011                       3,745             3,857
Boise Cascade Office Products Corp.                           7.05%    5/15/2005                      14,490            14,984
Bowater Canada Finance                                        7.95%   11/15/2011                      16,770            17,602
Cincinnati Milacron, Inc.                                    8.375%    3/15/2004                       6,465             5,366
Compass Minerals Group                                       10.00%    8/15/2011                      30,515            33,414
Constellation Brands                                         8.125%    1/15/2012                      13,285            13,385
Coventry Health Care Inc.                                    8.125%    2/15/2012                      19,300            20,072
El Paso Corp.                                                 7.00%    5/15/2011                      44,435            34,215
Georgia Gulf Corp.                                          10.375%    11/1/2007                      30,000            32,175
Newfield Exploration Co.                                      7.45%   10/15/2007                      15,000            15,975
Newfield Exploration Co.                                     8.375%    8/15/2012                      33,750            36,113
Norske Skog Canada                                           8.625%    6/15/2011                      37,500            37,313
Remington Arms                                               10.50%     2/1/2011(1)                    2,965             3,084
Roller Bearing Co. of America Inc.                           9.625%    6/15/2007                      10,000             9,000
Station Casinos, Inc.                                        9.875%     7/1/2010                      46,367            50,076
Triton PCS Inc.                                              9.375%     2/1/2011                      14,295            12,008
Triton PCS Inc.                                              8.75%   11/15/2011                        7,300             5,913
Werner Holdings Co., Inc.                                    10.00%   11/15/2007                      17,795            17,795
Wesco Distribution Inc.                                      9.125%     6/1/2008                      25,000            20,000
Westport Resources Corp.                                      8.25%    11/1/2011(1)                    5,695             6,008
Winn-Dixie Stores, Inc.                                      8.875%     4/1/2008                      45,000            46,800
                                                                                                                 --------------
                                                                                                                $    6,221,729
                                                                                                                --------------
UTILITIES (4.9%)
  ELECTRIC (4.0%)
AES Corp.                                                    8.375%    8/15/2007                      30,000            15,300
AES Corp.                                                     8.50%    11/1/2007                      24,000            12,240
AES Corp.                                                     9.50%     6/1/2009                      20,000            13,700
CMS Energy Corp.                                              7.50%    1/15/2009                      64,287            53,037
CMS Energy Corp.                                              8.50%    4/15/2011                      13,550            11,179
Calpine Corp.                                                7.625%    4/15/2006                      25,000            12,125
Calpine Corp.                                                8.625%    8/15/2010                      18,125             8,202
Cleveland Electric Illuminating Co.                           7.43%    11/1/2009                      17,500            19,708
El Paso Electric Co.                                          8.90%     2/1/2006                      14,000            14,257
El Paso Electric Co.                                          9.40%     5/1/2011                      28,000            29,153
Mirant Americas Generation, LLC                              7.625%     5/1/2006                       7,065             4,310
Mirant Americas Generation, LLC                               8.30%     5/1/2011                      49,585            28,759
Public Service Co. of New Mexico                              7.50%     8/1/2018                      20,000            19,379
Western Resources, Inc.                                      6.875%     8/1/2004                      14,200            13,490
Western Resources, Inc.                                       9.75%     5/1/2007                      48,990            48,010
Western Resources, Inc.                                      7.125%     8/1/2009                       6,555             5,637

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                        MATURITY                      AMOUNT            VALUE*
HIGH-YIELD CORPORATE FUND                                    COUPON         DATE                       (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (0.5%)
El Paso Energy Corp.                                          6.75%    5/15/2009              $       50,975    $       39,760

OTHER (0.4%)
Avista Corp.                                                  9.75%     6/1/2008                      29,605            30,419
                                                                                                                --------------
                                                                                                                $      378,665
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $6,868,909)                                                                         $    6,849,242
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.9%)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                            6.50%    8/15/2005              $       45,950    $       51,076
U.S. Treasury Note                                           6.875%    5/15/2006                     120,000           136,969
U.S. Treasury Note                                           6.625%    5/15/2007                     116,000           133,980
U.S. Treasury Note                                           5.625%    5/15/2008                      56,400            63,265
U.S. Treasury Note                                            5.50%    5/15/2009                      55,200            61,859
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $425,845)                                                                $      447,149
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.2%)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account                        1.33%     2/3/2003                     191,431           191,431
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account--Note G                 1.33%    2/3/2003                     819,545           819,545
------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,010,976)                                                              $    1,010,976
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.5%) (Cost $8,305,730)                                                                    $    8,307,367
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.5%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                   292,609
Security Lending Collateral Payable to Brokers---Note G                                                              (819,545)
Other Liabilities                                                                                                    (120,839)
                                                                                                                --------------
                                                                                                                $    (647,775)
                                                                                                                --------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                               $    7,659,592
==============================================================================================================================
*See Note A in Notes to Financial Statements.
(1)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration,  normally to qualified  institutional  buyers. At January 31,
     2003,  the  aggregate   value  of  these   securities   was   $385,067,000,
     representing 5.0% of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AMOUNT
HIGH-YIELD CORPORATE FUND                                                                                                (000)
------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                                                 $   9,397,326
Undistributed Net Investment Income                                                                                        --
Accumulated Net Realized Losses                                                                                    (1,739,371)
Unrealized Appreciation                                                                                                  1,637
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                      $    7,659,592
==============================================================================================================================
Investor Shares--Net Assets
Applicable to 959,833,724 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                                 $    5,689,741
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                      $         5.93
==============================================================================================================================
Admiral Shares--Net Assets
Applicable to 332,305,057 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                                                                 $    1,969,851
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                                                       $         5.93
==============================================================================================================================
See Note E in Notes to Financial  Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


--------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM        INTERMEDIATE-              LONG-TERM         HIGH-YIELD
                                                  CORPORATE       TERM CORPORATE              CORPORATE          CORPORATE
                                                       FUND                 FUND                   FUND               FUND
                                                 -------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31, 2003
                                                 -------------------------------------------------------------------------
                                                      (000)                (000)                  (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                          $599,965            $195,647               $273,430           $583,022
  Security Lending                                    1,167                1,064                     88              2,966
--------------------------------------------------------------------------------------------------------------------------
     Total Income                                   601,132              196,711                273,518            585,988
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                      1,375                  407                  1,078              2,253
  The Vanguard Group--Note C
     Management and
     Administrative--Investor Shares                 15,972                3,866                  9,805             10,741
     Management and
     Administrative--Admiral Shares                   3,205                1,069                    986              2,618
     Management and Administrative--
       Institutional Shares                             295                   --                     --                 --
     Marketing and Distribution--Investor Shares      1,269                  327                    499                777
     Marketing and Distribution--Admiral Shares         299                  131                     60                154
     Marketing and Distribution--
      Institutional Shares                               79                   --                     --                 --
  Custodian Fees                                        113                   36                     34                 46
  Auditing Fees                                          12                   12                     12                 12
  Shareholders' Reports and Proxies--
     Investor Shares                                    216                   70                    134                233
  Shareholders' Reports and Proxies--
     Admiral Shares                                       5                    7                      2                 25
  Shareholders' Reports and Proxies--
     Institutional Shares                                --                   --                     --                 --
  Trustees' Fees and Expenses                            13                    4                      5                  8
--------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                  22,853                5,929                 12,615             16,867
     Expenses Paid Indirectly--Note D                    --                 (36)                     --               (46)
--------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                    22,853                5,893                 12,615             16,821
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               578,279              190,818                260,903            569,167
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                      (174,988)             (30,524)              (106,320)          (541,540)
  Futures Contracts                                (31,583)                  506                     --                 --
  Swap Contracts                                   (10,094)              (1,238)                     --                 --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                          (216,665)             (31,256)              (106,320)          (541,540)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                             180,515              139,762                314,411            156,135
  Futures Contracts                                (10,891)              (4,955)                     --                 --
  Swap Contracts                                     14,533                  926                     --                 --
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)    184,157              135,733                314,411            156,135
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $545,771             $295,295               $468,994           $183,762
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


--------------------------------------------------------------------------------
                                   SHORT-TERM                  INTERMEDIATE-TERM
                               CORPORATE FUND                     CORPORATE FUND
                        --------------------------      ------------------------
                                            YEAR ENDED JANUARY 31,
                        --------------------------------------------------------
                                 2003          2002        2003             2002
                                (000)         (000)       (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income     $ 578,279     $ 524,438   $ 190,818       $ 160,518
  Realized Net Gain (Loss)   (216,665)       50,277     (31,256)         46,365
  Change in Unrealized
  Appreciation (Depreciation) 184,157       (11,445)    135,733         (16,844)
--------------------------------------------------------------------------------
Net Increase (Decrease) in
  Net Assets Resulting from
    Operations                545,771       563,270     295,295         190,039
--------------------------------------------------------------------------------
DISTRIBUTIONS
NET INVESTMENT INCOME
  Investor Shares            (432,227)     (435,866)   (134,375)       (127,950)
  Admiral Shares             (122,370)      (68,060)    (56,311)        (32,568)
  Institutional Shares        (23,457)      (20,512)         --              --
REALIZED CAPITAL GAIN
  Investor Shares                  --            --          --            (412)
  Admiral Shares                   --            --          --            (142)
  Institutional Shares             --            --          --               --
--------------------------------------------------------------------------------
  Total Distributions        (578,054)     (524,438)   (190,686)       (161,072)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares           1,242,389       135,006     353,121         (17,099)
  Admiral Shares              920,895     1,813,388     280,886         723,847
  Institutional Shares        131,924        32,496          --              --
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
  Share Transactions        2,295,208     1,980,890     634,007         706,748
--------------------------------------------------------------------------------
  Total Increase (Decrease) 2,262,925     2,019,722     738,616         735,715
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period       9,820,695     7,800,973   2,805,380       2,069,665
--------------------------------------------------------------------------------
  End of Period           $12,083,620    $9,820,695  $3,543,996      $2,805,380
================================================================================

--------------------------------------------------------------------------------
                                    LONG-TERM                         HIGH-YIELD
                               CORPORATE FUND                     CORPORATE FUND
                         --------------------------   --------------------------
                                         YEAR ENDED JANUARY 31,
                         -------------------------------------------------------
                                 2003          2002        2003            2002
                                (000)         (000)       (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income     $ 260,903     $ 257,973   $ 569,167       $ 546,566
  Realized Net Gain (Loss)   (106,320)       19,913    (541,540)       (701,333)
  Change in Unrealized
  Appreciation (Depreciation) 314,411        43,743     156,135          74,896
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net
  Assets Resulting from
   Operations                 468,994       321,629     183,762         (79,871)
--------------------------------------------------------------------------------
DISTRIBUTIONS
NET INVESTMENT INCOME
  Investor Shares            (227,618)     (238,975)   (436,763)       (529,370)
  Admiral Shares              (33,285)      (18,998)   (132,404)        (17,196)
  Institutional Shares             --            --          --              --
REALIZED CAPITAL GAIN
  Investor Shares                  --            --          --              --
  Admiral Shares                   --            --          --              --
  Institutional Shares             --            --          --              --
--------------------------------------------------------------------------------
  Total Distributions        (260,903)     (257,973)   (569,167)       (546,566)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares             (58,572)     (267,645)    731,337          (4,770)
  Admiral Shares              108,413       430,086     905,597       1,156,999
  Institutional Shares             --            --          --              --
--------------------------------------------------------------------------------
Net Increase (Decrease) from
  Capital Share Transactions   49,841       162,441   1,636,934       1,152,229
--------------------------------------------------------------------------------
  Total Increase (Decrease)   257,932       226,097   1,251,529         525,792
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period       4,046,400     3,820,303   6,408,063       5,882,271
--------------------------------------------------------------------------------
  End of Period            $4,304,332    $4,046,400  $7,659,592      $6,408,063
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

SHORT-TERM  CORPORATE  FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                                   ----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003            2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.82          $10.76        $10.49        $10.86       $10.87
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .569            .666          .712          .660         .660
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (.040)           .060          .270         (.370)       (.010)
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .529            .726          .982          .290         .650
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.569)          (.666)        (.712)        (.660)       (.660)
  Distributions from Realized Capital Gains                  --              --            --            --           --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.569)          (.666)        (.712)        (.660)       (.660)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.78          $10.82        $10.76        $10.49       $10.86
=========================================================================================================================
TOTAL RETURN                                              5.04%           6.92%         9.74%         2.77%        6.16%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $8,828          $7,611        $7,442        $6,731       $5,529
  Ratio of Total Expenses to Average Net Assets           0.23%           0.24%         0.24%         0.25%        0.27%
  Ratio of Net Investment Income to
    Average Net Assets                                    5.27%           6.18%         6.76%         6.21%        6.08%
  Portfolio Turnover Rate                                   59%             69%           54%           52%          46%
=========================================================================================================================

SHORT-TERM CORPORATE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------

                                                           YEAR         FEB. 12,
                                                          ENDED         2001* TO
                                                       JAN. 31,         JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003             2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.82          $10.73
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .575            .649
  Net Realized and Unrealized Gain (Loss) on Investments  (.040)           .090
--------------------------------------------------------------------------------
  Total from Investment Operations                         .535            .739
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.575)          (.649)
  Distributions from Realized Capital Gains                  --              --
--------------------------------------------------------------------------------
  Total Distributions                                     (.575)          (.649)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.78          $10.82
================================================================================
TOTAL RETURN                                              5.11%           7.04%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $2,732          $1,816
  Ratio of Total Expenses to
    Average Net Assets                                    0.17%         0.18%**
  Ratio of Net Investment Income to
    Average Net Assets                                    5.30%         6.03%**
  Portfolio Turnover Rate                                   59%             69%
================================================================================
*Inception.
**Annualized.


SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
                                                   ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003            2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.82          $10.76        $10.49        $10.86      $10.87
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .582            .680          .724          .673        .673
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (.040)           .060          .270         (.370)      (.010)
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .542            .740          .994          .303        .663
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.582)          (.680)        (.724)        (.673)      (.673)
  Distributions from Realized Capital Gains                  --              --            --            --          --
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.582)          (.680)        (.724)        (.673)      (.673)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.78          $10.82        $10.76        $10.49      $10.86
========================================================================================================================
TOTAL RETURN                                              5.17%           7.05%         9.86%         2.89%       6.28%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $524            $394          $359          $434        $421
  Ratio of Total Expenses to Average Net Assets           0.10%           0.11%         0.13%         0.13%       0.15%
  Ratio of Net Investment Income to
     Average Net Assets                                   5.39%           6.25%         6.86%         6.31%       6.19%
  Portfolio Turnover Rate                                   59%             69%           54%           52%         46%
========================================================================================================================

INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JANUARY 31,
                                                   ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003            2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.76           $9.62         $9.13        $10.07      $10.03
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .579            .630          .664          .623        .627
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         .300            .142          .490         (.894)       .122
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        .879            .772         1.154         (.271)       .749
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.579)          (.630)        (.664)        (.623)      (.627)
  Distributions from Realized Capital Gains                  --           (.002)           --         (.046)      (.082)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.579)          (.632)        (.664)        (.669)      (.709)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.06           $9.76         $9.62        $ 9.13      $10.07
========================================================================================================================
TOTAL RETURN                                              9.30%           8.23%        13.20%        -2.70%       7.73%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $2,500          $2,075        $2,070        $1,475      $1,234
  Ratio of Total Expenses to Average Net Assets           0.20%           0.21%         0.22%         0.25%       0.27%
  Ratio of Net Investment Income to
    Average Net Assets                                    5.87%           6.99%         7.17%         6.60%       6.25%
  Portfolio Turnover Rate                                   84%            118%           85%           67%         71%
========================================================================================================================



INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                           YEAR         FEB. 12,
                                                          ENDED         2001* TO
                                                       JAN. 31,         JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003             2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.76           $9.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .585            .616
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         .300            .162
--------------------------------------------------------------------------------
  Total from Investment Operations                         .885            .778
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.585)          (.616)
  Distributions from Realized Capital Gains                 --            (.002)
--------------------------------------------------------------------------------
   Total Distributions                                    (.585)          (.618)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.06           $9.76
================================================================================
TOTAL RETURN                                              9.37%           8.29%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $1,044            $731
  Ratio of Total Expenses to Average Net Assets           0.14%         0.13%**
  Ratio of Net Investment Income to
    Average Net Assets                                    5.91%         6.47%**
  Portfolio Turnover Rate                                   84%            118%
================================================================================
*Inception.
**Annualized.

LONG-TERM CORPORATE FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003            2002          2001          2000        1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.76           $8.63         $8.08         $9.38      $9.32
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .553            .562          .573          .561       .582
  Net Realized and Unrealized Gain (Loss)
   on Investments                                          .440            .130          .550        (1.245)      .266
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .993            .692         1.123         (.684)      .848
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.553)          (.562)        (.573)        (.561)     (.582)
  Distributions from Realized Capital Gains                  --              --            --         (.055)     (.206)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.553)          (.562)        (.573)        (.616)     (.788)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.20           $8.76         $8.63         $8.08      $9.38
=======================================================================================================================
TOTAL RETURN                                             11.75%           8.26%        14.52%        -7.40%      9.52%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $3,733          $3,611        $3,820        $3,681     $4,232
  Ratio of Total Expenses to Average Net Assets           0.31%           0.32%         0.30%         0.30%      0.30%
  Ratio of Net Investment Income to
    Average Net Assets                                    6.24%           6.48%         7.02%         6.59%      6.26%
  Portfolio Turnover Rate                                   33%             39%           17%            7%        43%
=======================================================================================================================


LONG-TERM CORPORATE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                           YEAR         FEB. 12,
                                                          ENDED         2001* TO
                                                       JAN. 31,         JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003             2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.76            $8.60
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .561            .551
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         .440            .160
--------------------------------------------------------------------------------
  Total from Investment Operations                        1.001            .711
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.561)          (.551)
  Distributions from Realized Capital Gains                  --              --
--------------------------------------------------------------------------------
  Total Distributions                                     (.561)          (.551)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $9.20           $8.76
================================================================================
TOTAL RETURN                                             11.85%           8.50%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $571            $435
  Ratio of Total Expenses to Average Net Assets           0.23%         0.24%**
  Ratio of Net Investment Income to Average Net Assets    6.30%         6.55%**
  Portfolio Turnover Rate                                   33%             39%
================================================================================
*Inception.
**Annualized.

HIGH-YIELD CORPORATE FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                                   --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003            2002          2001          2000        1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $6.29   $6.96   $7.28   $7.90    $8.17
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .502            .591          .638          .631       .659
  Net Realized and Unrealized Gain (Loss)
     on Investments                                       (.360)          (.670)        (.320)        (.620)     (.245)
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .142           (.079)         .318          .011       .414
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.502)          (.591)        (.638)        (.631)     (.659)
  Distributions from Realized Capital Gains                  --              --            --            --      (.025)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (.502)          (.591)        (.638)        (.631)     (.684)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $5.93           $6.29         $6.96         $7.28      $7.90
=======================================================================================================================
TOTAL RETURN*                                             2.55%          -1.10%         4.70%         0.17%      5.34%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $5,690          $5,263        $5,882        $5,571     $5,549
  Ratio of Total Expenses to Average Net Assets           0.26%           0.27%         0.27%         0.28%      0.29%
  Ratio of Net Investment Income to Average Net Assets    8.42%           9.02%         9.07%         8.34%      8.26%
  Portfolio Turnover Rate                                   29%             29%           16%           20%        31%
=======================================================================================================================
*Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.


HIGH-YIELD CORPORATE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                           YEAR         NOV. 12,
                                                          ENDED         2001* TO
                                                       JAN. 31,         JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003             2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $6.29           $6.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .505            .123
  Net Realized and Unrealized Gain (Loss)
     on Investments                                       (.360)          (.040)
--------------------------------------------------------------------------------
   Total from Investment Operations                        .145            .083
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.505)          (.123)
  Distributions from Realized Capital Gains -- --
--------------------------------------------------------------------------------
  Total Distributions                                     (.505)          (.123)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $5.93           $6.29
================================================================================
TOTAL RETURN**                                            2.60%           1.32%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $1,970          $1,145
  Ratio of Total Expenses to Average Net Assets           0.21%          0.21%+
  Ratio of Net Investment Income to Average Net Assets    8.48%          8.81%+
  Portfolio Turnover Rate                                   29%             29%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Corporate, Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Most of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

     The Intermediate-Term Corporate, Long-Term Corporate, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Corporate Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral
Shares were first issued on February 12, 2001 (November 12, 2001, for the High-Yield Corporate Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. SWAP CONTRACTS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party receives a payment amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

     The Short-Term Corporate and Intermediate-Term Corporate Funds have also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the fund under swap contracts is accrued daily and included in interest income. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

     4. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Corporate and Intermediate-Term Corporate Funds on an at-cost basis.

     Wellington Management Company, llp, provides investment advisory services to the Long-Term Corporate and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2003, the investment advisory fees of the Long-Term Corporate and High-Yield Corporate Funds represented effective annual rates of 0.03% and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                          CAPITAL CONTRIBUTION      PERCENTAGE     PERCENTAGE OF
                                   TO VANGUARD         OF FUND        VANGUARD'S
BOND FUND                                (000)      NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Corporate                    $2,234           0.02%             2.23%
Intermediate-Term Corporate                681           0.02              0.68
Long-Term Corporate                        834           0.02              0.83
High-Yield Corporate                     1,375           0.02              1.37
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2003, custodian fee offset arrangements reduced expenses of the Intermediate-Term Corporate and High-Yield Corporate Funds by $36,000, and $46,000, respectively.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

     Realized and unrealized gains and losses on the Short-Term Corporate and Intermediate-Term Corporate Funds' total return swap contracts are treated as income for tax purposes. The Intermediate-Term Corporate Fund's realized gains on total return swap contracts of $175,000 have been reclassified from accumulated net realized gains to undistributed net investment income. The net amount of realized and unrealized gains and losses on total return swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At January 31, 2003, the Short-Term Corporate and Intermediate-Term Corporate Funds had $14,000 and $175,000, respectively, of net swap gains available to distribute to shareholders as ordinary income dividends.

     At January 31, 2003, the funds had the following capital losses available to offset future net capital gains:

--------------------------------------------------------------------------------
                                                        CAPITAL LOSS
                                                -------------------------------
                                                              EXPIRATION: FISCAL
                                                   AMOUNT         YEAR(S) ENDING
BOND FUND                                           (000)             JANUARY 31
--------------------------------------------------------------------------------
Short-Term Corporate                            $ 265,751              2009-2012
Intermediate-Term Corporate                        31,786                   2011
Long-Term Corporate                               113,672              2009-2011
High-Yield Corporate                            1,735,825              2008-2012
--------------------------------------------------------------------------------


     At January 31, 2003, net unrealized appreciation of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                          (000)
                                   ---------------------------------------------
                                                                  NET UNREALIZED
                                  APPRECIATED       DEPRECIATED     APPRECIATION
BOND FUND                          SECURITIES        SECURITIES   (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate                 $652,838       $(384,392)          $268,446
Intermediate-Term Corporate           222,827         (59,141)           163,686
Long-Term Corporate                   381,273         (18,876)           362,397
High-Yield Corporate                  265,503        (263,866)             1,637
--------------------------------------------------------------------------------

     At January 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                         (000)
                                ------------------------------------------------
                                    NUMBER OF        AGGREGATE        UNREALIZED
                                 LONG (SHORT)       SETTLEMENT      APPRECIATION
BOND FUND/FUTURES CONTRACTS         CONTRACTS            VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Short-Term Corporate/
  5-Year Treasury Note                (2,368)         $266,474           $ (878)
  10-Year Interest Rate Swap          (1,852)          207,656           (2,962)
  10-Year Treasury Note               (2,044)          233,303           (3,226)

Intermediate-Term Corporate/
  5-Year Treasury Note                  (975)          109,718             (870)
  10-Year Treasury Note               (2,310)          263,665           (4,833)
--------------------------------------------------------------------------------

     Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

At January 31, 2003, the funds had the following open swap contracts:

CREDIT DEFAULT SWAPS
--------------------------------------------------------------------------------
                                                          FIXED       UNREALIZED
                                                NOTIONAL INTEREST   APPRECIATION
                          TERMINATION            AMOUNT    RATE   (DEPRECIATION)
FUND/REFERENCE ENTITY         DATE     DEALER*   (000)   RECEIVED         (000)
--------------------------------------------------------------------------------
Short-Term Corporate
  Allergan Inc.             12/1/2003      DBS   $24,375    1.05%         $ 149
  Allergan Inc.             12/1/2003      DBS    20,000    1.00%           114
  Duke Capital              6/13/2003      UBS    12,000    0.65%          (178)
  Duke Capital             12/15/2003      UBS    15,000    0.60%          (523)
  Kohl's                    7/11/2003      MLI    20,000    1.10%            30
  Pride International       2/18/2003     MGTC    19,400    3.35%            --
  Suntrust Banks            9/17/2004      DBS    57,000    0.69%           392
  Suntrust Banks            9/17/2004      DBS    25,000    0.62%           145
  Verizon Global
    Funding Corp.           6/15/2006     MSCP    20,000    0.93%            (7)
  Verizon Global
    Funding Corp.           6/15/2006      GSI    16,000    0.93%            (5)
  Verizon Global
    Funding Corp.           6/15/2006      MLI    10,000    0.93%            (3)
  Verizon Global
    Funding Corp.            5/1/2003     MGTC    27,000    0.90%            (7)
                                                                 ---------------
                                                                        $   107
                                                                 ---------------
Intermediate-Term Corporate
  Duke Capital Corp.       12/15/2003      GSI   $10,000    0.60%       $  (348)
  Pride International       2/18/2003     MGTC     5,600    3.35%            --
  Suntrust Banks            9/17/2004      DBS    16,500    0.69%           113
                                                                 ---------------
                                                                        $  (235)
                                                                 ---------------


INTEREST RATE SWAPS
----------------------------------------------------------------------------------------------------
                                                  FIXED             FLOATING           UNREALIZED
                                    NOTIONAL  INTEREST RATE       INTEREST RATE         APPRECIATION
                                     AMOUNT     RECEIVED             RECEIVED         (DEPRECIATION)
FUND/TERMINATION DATE     DEALER*    (000)       (PAID)              (PAID)**                (000)
----------------------------------------------------------------------------------------------------
Short-Term Corporate

6/3/2005                      LBI    $50,000         4.086%            (1.425%)         $     2,168
6/13/2005                     GSI     50,000         4.110%            (1.425%)               2,202
6/28/2005                     LBI     80,000         2.712%            (1.808%)                 937
12/15/2005                    LBI     25,900         2.935%              1.41%)                 324
1/27/2006                     LBI     50,000         2.551%                 (Y)                  (3)
2/15/2006                      BA     71,700         2.533%                 (Y)                (103)
                                                                                        ------------
                                                                                        $     5,525
                                                                                        ------------
Intermediate-Term Corporate

2/21/2003                      BA    $83,000         (2.50%)                 --         $      (703)
12/15/2005                    LBI      7,825         2.935%              (1.41%)                 98
2/21/2003                      BA     34,500         3.625%                  --                 335
                                                                                        ------------
                                                                                        $      (270)
                                                                                        ------------
----------------------------------------------------------------------------------------------------

TOTAL RETURN SWAPS
----------------------------------------------------------------------------------------------------------------------
                                                                                        FLOATING            UNREALIZED
                                                                        NOTIONAL        INTEREST          APPRECIATION
                                 TERMINATION                            AMOUNT            RATE          (DEPRECIATION)
FUND/REFERENCE ENTITY                   DATE        DEALER*              (000)            PAID**                (000)
----------------------------------------------------------------------------------------------------------------------
Short-Term Corporate
FNMA, 5.50% 15-Year                2/19/2003            UBS            $ 50,000            0.96%           $       77
FNMA, 5.50% 30-Year                4/14/2003            UBS             118,000            0.25%                 (288)
Lehman U.S. Corporate
High Yield Index                    7/1/2003            DBS              23,190            1.74%                    --
                                                                                                           -----------
                                                                                                           $     (211)
                                                                                                           -----------

Intermediate-Term Corporate
  FNMA, 5.50% 15-Year              2/19/2003            UBS            $ 35,000            0.96%           $        54
  FNMA, 5.50% 30-Year              4/14/2003            UBS              70,000            0.25%                 (171)
  FHLMC, 5.00% 15-Year             4/21/2003            UBS              35,000            0.01%                  (15)
  Lehman U.S. Corporate
  High Yield Index                  7/1/2003            DBS               6,810            1.74%                    --
                                                                                                           -----------
                                                                                                           $     (132)
                                                                                                           -----------
----------------------------------------------------------------------------------------------------------------------

* BA--Bank of America.
  DBS--Deutsche Bank Securities.
  GSI--Goldman Sachs International.
  LBI--Lehman Brothers International.
  MLI--Merrill Lynch International.
  MGTC--Morgan Guaranty Trust Co.
  MSCP--Morgan Stanley Credit Products.
  UBS--UBS Warburg.
**Based on three-month London InterBank Offered Rate (LIBOR).
+Rate to be determined as of effective date February 21, 2003.

Unrealized appreciation (depreciation) on open total return swap contracts is required to be treated as ordinary income for tax purposes.

F. During the year ended January 31, 2003, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                      (000)
                                 -----------------------------------------------
                                     U.S. GOVERNMENT            OTHER INVESTMENT
                                       SECURITIES                   SECURITIES
                                 -----------------------------------------------
BOND FUND                        PURCHASES      SALES     PURCHASES      SALES
--------------------------------------------------------------------------------
Short-Term Corporate             $2,355,417  $1,720,667  $6,306,583   $4,480,997
Intermediate-Term Corporate       1,224,964   1,096,072   1,879,029    1,516,961
Long-Term Corporate                  19,961     402,245   1,391,166      931,042
High-Yield Corporate                253,487     145,356   3,246,249    1,759,450
--------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at January 31, 2003, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------
                                                      (000)
                               -------------------------------------------------
                                                         COLLATERAL RECEIVED
                                                 -------------------------------
                                MARKET VALUE                    U.S. GOVERNMENT
                                   OF LOANED                         AND AGENCY
BOND FUND                         SECURITIES       CASH              SECURITIES
--------------------------------------------------------------------------------
Short-Term Corporate               $ 477,820   $397,848                $ 92,861
Intermediate-Term Corporate          297,601    146,956                 158,956
Long-Term Corporate                   74,732     73,953                   2,656
High-Yield Corporate                 993,430    819,545                 204,065
--------------------------------------------------------------------------------

     The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                             YEAR ENDED JANUARY 31,
                                 -----------------------------------------------
                                        2003                        2002
                                 ----------------------     --------------------
                                      AMOUNT     SHARES      AMOUNT      SHARES
BOND FUND                              (000)      (000)       (000)       (000)
--------------------------------------------------------------------------------
SHORT-TERM CORPORATE FUND
Investor Shares
  Issued                         $ 3,518,312    328,068 $ 2,777,948     256,014
  Issued in Lieu of Cash
    Distributions                    377,003     35,133     380,439      35,084
  Redeemed                        (2,652,926)  (247,421) (3,023,381)   (279,585)
                                 -----------------------------------------------

    Net Increase (Decrease)--
     Investor Shares               1,242,389    115,780     135,006      11,513
                                 -----------------------------------------------
Admiral Shares
  Issued                           1,853,112    172,604   2,202,333     203,655
  Issued in Lieu of Cash
    Distributions                     96,540      8,997      53,476       4,923
  Redeemed                        (1,028,757)   (95,891)   (442,421)    (40,783)
                                 -----------------------------------------------

    Net Increase (Decrease)--
      Admiral Shares                 920,895     85,710   1,813,388     167,795
                                 -----------------------------------------------

Institutional Shares
  Issued                             396,591     36,964     257,990      23,827
  Issued in Lieu of Cash
    Distributions                     21,810      2,032      18,574       1,713
  Redeemed                          (286,477)   (26,731)   (244,068)    (22,518)
                                 -----------------------------------------------

     Net Increase (Decrease)--
      Institutional Shares           131,924     12,265      32,496       3,022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             YEAR ENDED JANUARY 31,
                                 ----------------------   ----------------------
                                        2003                   2002
                                 ----------------------   ----------------------
                                    AMOUNT     SHARES       AMOUNT     SHARES
BOND FUND                           (000)       (000)        (000)      (000)
--------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE FUND
Investor Shares
  Issued                         $ 1,028,277    104,595   $ 949,181      97,341
  Issued in Lieu of Cash
    Distributions                    106,067     10,769      96,873       9,926
  Redeemed                          (781,223)   (79,458) (1,063,153)   (109,740)
                                 -----------------------------------------------
    Net Increase (Decrease)--
     Investor Shares                 353,121     35,906     (17,099)     (2,473)
                                 -----------------------------------------------
Admiral Shares
  Issued                             730,948     74,534     876,729      90,534
  Issued in Lieu of Cash
    Distributions                     37,564      3,813      23,699       2,421
  Redeemed                          (487,626)   (49,463)   (176,581)    (18,071)
                                 -----------------------------------------------

    Net Increase (Decrease)--
      Admiral Shares                 280,886     28,884     723,847      74,884
                                 -----------------------------------------------

LONG-TERM CORPORATE FUND
Investor Shares
  Issued                         $   803,106     90,458   $ 859,400      98,827
  Issued in Lieu of Cash
    Distributions                    194,061     21,865     201,455      23,150
  Redeemed                        (1,055,739)  (118,640) (1,328,500)   (152,654)
                                 -----------------------------------------------
    Net Increase (Decrease)--
     Investor Shares                 (58,572)    (6,317)   (267,645)    (30,677)
                                 -----------------------------------------------
Admiral Shares
  Issued                             331,652     37,439     500,310      57,827
  Issued in Lieu of Cash
    Distributions                     25,320      2,847      14,111       1,616
  Redeemed                          (248,559)   (27,893)    (84,335)     (9,740)
                                 -----------------------------------------------
    Net Increase (Decrease)--
     Admiral Shares                  108,413     12,393     430,086      49,703
                                 -----------------------------------------------
HIGH-YIELD CORPORATE FUND
Investor Shares
  Issued                         $ 1,894,916    317,676 $ 1,767,563     269,274
  Issued in Lieu of Cash
    Distributions                    305,071     51,302     352,216      53,965
  Redeemed*                       (1,468,650)  (246,395) (2,124,549)   (331,476)
                                 -----------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                731,337    122,583      (4,770)     (8,237)
                                 -----------------------------------------------
Admiral Shares
  Issued                           1,100,002    183,230   1,170,006     184,228
  Issued in Lieu of Cash
    Distributions                     76,073     12,825       9,650       1,532
  Redeemed*                         (270,478)   (45,920)    (22,657)     (3,590)
                                 -----------------------------------------------

    Net Increase (Decrease)--
      Admiral Shares                 905,597    150,135   1,156,999     182,170
--------------------------------------------------------------------------------
* Net of redemption fees of $2,188,000 and $1,885,000, respectively (fund totals).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Corporate Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Corporate Fund, Intermediate-Term Corporate Fund, Long-Term Corporate Fund and High-Yield Corporate Fund (separate funds of Vanguard Corporate Bond Funds, hereafter referred to as the "Funds") at January 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 4, 2003

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Vanguard.com and:

*    See what you own (at Vanguard and  elsewhere) and how you're doing by using
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PLAN YOUR INVESTMENTS WITH CONFIDENCE
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                                       76

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers. Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
  Massachusetts, New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money. This page intentionally left blank.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (112)                           Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

THE VANGUARD GROUP (R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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                                                (C)2003 THE VANGUARD GROUP, INC.
                                                            ALL RIGHTS RESERVED.
                                                              VANGUARD MARKETING
                                                       CORPORATION, DISTRIBUTOR.


                                                                    Q390 032003

                                           Vanguard(R)U.S. Government Bond Funds




Annual Report
January 31, 2003

                                                             Vanguard Short-Term
                                                                   Treasury Fund

                                                             Vanguard Short-Term
                                                                    Federal Fund

                                                    Vanguard Inflation-Protected
                                                                 Securities Fund

                                                      Vanguard Intermediate-Term
                                                                   Treasury Fund

                                                              Vanguard GNMA Fund

                                                              Vanguard Long-Term
                                                                   Treasury Fund


                                                        The Vangaurd Group

EARNING YOUR TRUST EVERY DAY

     The past two years brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer


SUMMARY

* Vanguard's U.S. government bond funds posted stellar returns ranging from 7.0% to 16.6% for the fiscal year ended January 31, 2003.

* With stocks falling and the specter of war looming, government bonds once again provided solid returns.

* Inflation-indexed securities and long-term Treasuries posted the highest gains.

CONTENTS


   1  Letter from the Chairman

   7  Reports from the Advisers

  12  Fund Profiles

  18  Glossary of Investment Terms

  19  Performance Summaries

  26  Results of Proxy Voting

  27  Financial Statements

  61  Advantages of Vanguard.com

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

A combination of factors--rising global tensions, economic uncertainty, corporate scandals, plummeting stocks, and falling interest rates--ratcheted up demand and prices for high-quality bonds during the 12 months ended January 31, 2003. Vanguard's U.S. government bond funds posted fiscal-year returns that ranged from 7.0% to a remarkable 16.6%. With one exception, Vanguard(R) Intermediate-Term Treasury Fund, the returns of the funds outpaced those of their average competing funds.

--------------------------------------------------------------------------------
2003 Total Returns                                             Fiscal Year Ended
                                                                      January 31
                                                              ------------------
                                                                         Average
                                                            Vanguard   Competing
                                                                Fund       Fund*
--------------------------------------------------------------------------------
Short-Term Treasury Fund
  Investor Shares                                               7.4%        5.5%
  Admiral Shares                                                7.5         5.5
--------------------------------------------------------------------------------
Short-Term Federal Fund
  Investor Shares                                               7.0%        6.1%
  Admiral Shares                                                7.1         6.1
--------------------------------------------------------------------------------
Inflation-Protected
  Securities Fund                                              16.6%        7.2%
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Investor Shares                                              13.1%       14.7%
  Admiral Shares                                               13.2        14.7
--------------------------------------------------------------------------------
GNMA Fund
  Investor Shares                                               8.7%        7.5%
  Admiral Shares                                                8.8         7.5
--------------------------------------------------------------------------------
Long-Term Treasury Fund
  Investor Shares                                              14.8%       11.0%
  Admiral Shares                                               14.9        11.0
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The table at left shows the total returns (capital change plus reinvested distributions) for the funds and their average mutual fund peers. The per-share components of our funds' total returns can be found in the table on page 6.

While falling interest rates lifted the prices of existing bonds, the lower rates meant that new issues provided less income, effectively lowering the yields of our funds. During the 12 months, the decline in yields ranged from 76 basis points (0.76 percentage point) for Vanguard(R) Long-Term Treasury Fund Investor Shares to 151 basis points for the Intermediate-Term Treasury Fund Admiral(TM) Shares. The table on page 4 presents the yields of each fund at the beginning and end of the fiscal year. That table also breaks down each fund's returns into their capital and income components.


AMID THE UNCERTAINTY, BOND PRICES ROSE AND YIELDS FELL

As the fiscal year came to a close, there was little positive news. The U.S. economy was undergoing a tepid, jobless recovery. War rhetoric grew more heated on

Market Barometer                                    Average Annual Total Returns
                                                  Periods Ended January 31, 2003
                                                --------------------------------
                                                 One         Three          Five
Bonds                                           Year         Years         Years
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                     9.5%         10.3%          7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                     7.5           8.8           5.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.7           3.8           4.2

Stocks
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)               -22.6%        -13.7%         -1.2%
Russell 2000 Index (Small-caps)               -21.9          -7.9          -1.6
Wilshire 5000 Index (Entire market)           -21.9         -13.9          -1.5
MSCI All Country World Index Free
  ex USA (International)                      -14.0         -15.9          -3.9
================================================================================

CPI
Consumer Price Index                            2.6%          2.5%          2.4%
--------------------------------------------------------------------------------

all sides as United Nations inspectors combed Iraq for weapons, while tensions also rose on the Korean peninsula. And stocks were in the longest bear market since the Great Depression.
     All this uncertainty proved rewarding for bond investors. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, provided a total return of 9.5%. U.S. Treasury inflation-protected securities and longer-term Treasury bonds enjoyed some of the largest gains. The corporate bond market was still feeling the effects of bankruptcy filings by once-giant corporations whose shady accounting practices had come to light, though it recovered much lost ground near the end of the period.
     Rising prices also mean lower yields and, among Treasuries, the decline was greatest among short- to intermediate-term securities. The yield of the 10-year Treasury note fell 107 basis points to 3.96%, and the yield of the 3-year Treasury dropped 195 basis points to 2.18%.

THE ECONOMY  SPUTTERED  ALONG, AND STOCKS CONTINUED TO SUFFER
For calendar 2002, the nation's real (inflation-adjusted) gross domestic product grew 2.4%--weak by historical standards, but an improvement over the 0.3% increase in the previous year. However, growth slowed to a crawl during the fourth quarter, despite a rise in business spending for the first time in more than two years.
     Corporate earnings were higher in 2002 than in the year before, but still below the levels reached in 2000. With the threat of war and uncertainty about the economy still looming, businesses were slow to hire. The unemployment rate hit an eight-year high of 6% in December before taking a slight turn for the better the following month.
     After falling sharply in 2001, short-term interest rates fell again during the fiscal year as the Federal Reserve Board tried to administer another booster shot to the economy. In November, the Fed cut its target for the federal funds rate--the interest rate charged for overnight loans between banks--by 50 basis points (0.50 percentage point) to 1.25%, the lowest level in more than four decades. The yield of the 3-month Treasury bill fell 58 basis points during the fiscal year to 1.17%.
     Meanwhile, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -21.9%. The downdraft was broad-based. Small-capitalization stocks fared only slightly better than large-caps. On average, growth stocks--those with higher-than-average prices relative to earnings, book value, and other measures--plummeted almost twice as far as value stocks.

It Was Another Great Year for Bonds and Our Funds
Of Vanguard's six U.S. government bond funds, three posted double-digit returns. As noted earlier, five also outperformed their average peers by healthy margins. The sole exception was the Intermediate-Term Treasury Fund; its 13.1% return for Investor Shares lagged the average result for its peer group by 1.6 percentage points.
     However, its peer group of intermediate-term Treasury funds included a majority that invest most of their assets in Treasury inflation-protected securities. (Because "TIPS" are still a relatively new type of investment, they do not yet have a broad-based competitive fund group of their own.) Our fund outperformed all non-TIPS funds in its peer group. Because the principal values of inflation-indexed securities rise and fall with inflation, these issues' market prices fluctuate with expectations of the future rate of inflation. Inflation expectations were low early in the fiscal year, but a spike in oil prices and other factors caused them to rise, driving the fund's share price up 12.1% over the period, as shown in the table on page 4.
     Among our other offerings, the fall in interest rates during the period meant our longer-term funds enjoyed the largest gains. (Prices of bonds with longer maturities are more sensitive to interest rate changes--an advantage when interest rates fall, but an albatross when rates rise.)
     Compared with Treasuries, mortgage-backed securities such as those in Vanguard(R) GNMA Fund saw a more modest rise in price. When mortgage rates fall, as they did over the past year, there's a greater likelihood of homeowners' refinancing and of investors' having to reinvest their principal in securities with lower interest rates. Because of this "prepayment" risk, mortgage-backed securities typically do not enjoy as much of a rise in market price as other bonds when interest rates decline.
     For more details on the funds' fiscal-year performance, please see the Reports from the Advisers that begin on page 7.

--------------------------------------------------------------------------------
YIELDS AND RETURNS

                                                     Components of Total Returns
                                   SEC 30-Day            Fiscal Year Ended
                                Annualized Yields         January 31, 2003
                                 on January 31,
                                                         Capital  Income   Total
Bond Fund                        2002     2003            Return  Return  Return


Short-Term Treasury
  Investor Shares               3.21%    1.80%              3.4%    4.0%    7.4%
  Admiral Shares                3.35     1.93               3.4     4.1     7.5
--------------------------------------------------------------------------------
Short-Term Federal
  Investor Shares               3.73%    2.32%              2.9%    4.1%    7.0%
  Admiral Shares                3.79     2.35               2.9     4.2     7.1
--------------------------------------------------------------------------------
Inflation-Protected
  Securities                   3.12%*   1.91%*             12.1%    4.5%   16.6%
--------------------------------------------------------------------------------
Intermediate-Term Treasury
  Investor Shares                    4.49%    2.99%    7.6%    5.5%     13.1%
  Admiral Shares                      4.63     3.12     7.6     5.6      13.2
--------------------------------------------------------------------------------
GNMA
  Investor Shares                    5.81%    4.99%    2.9%    5.8%    8.7%
  Admiral Shares                      5.86     5.02     2.9     5.9     8.8
--------------------------------------------------------------------------------
Long-Term Treasury
  Investor Shares                    5.30%    4.54%    9.0%    5.8%     14.8%
  Admiral Shares                      5.44     4.67     9.0     5.9      14.9
--------------------------------------------------------------------------------
*Yield is not adjusted for inflation. The principal--and thus the interest payments--of inflation-protected securities are adjusted over time to reflect inflation.


The Vanguard Advantage Is Even More Evident Over the Long Run
Over longer periods, our lead over competitors is universal across all six Vanguard funds. The table on page 5 compares the annualized returns for the Investor Shares of our funds with those of their average competitors for the decade ended January 31 (since inception for the Inflation-Protected Securities
Fund). The table also presents the results for a hypothetical $10,000 initial investment in each. Such an investment in the Long-Term Treasury Fund would have resulted in $3,295 more than the same investment in its average peer. That's almost one-third of the initial sum.

The skillful asset management of our funds' advisers--Vanguard Fixed Income Group and Wellington Management Company--combined with Vanguard's low costs give us an advantage that is hard to beat. Our cost advantage is especially valuable. In fiscal 2003, the expense ratios (operating expenses as a percentage of average net assets) of our funds ranged from 0.15% to 0.28%. In comparison, the average expense ratios of their peer groups were two to six times higher. Such a gap is a significant hurdle for our competitors, as they have to generate higher gross returns than ours, year in and year out, to match our net returns.

--------------------------------------------------------------------------------
TOTAL RETURNS                                   TEN YEARS ENDED JANUARY 31, 2003

                                     AVERAGE            FINAL VALUE OF A $10,000
                                  ANNUAL RETURN               INITIAL INVESTMENT
                               ------------------------------------------------
                                           AVERAGE                       AVERAGE
                             VANGUARD    COMPETING      VANGUARD       COMPETING
BOND FUND INVESTOR SHARES        FUND         FUND          FUND            FUND
--------------------------------------------------------------------------------
Short-Term Treasury              6.0%         5.4%       $17,980         $16,942
--------------------------------------------------------------------------------
Short-Term Federal               6.2%         5.4%       $18,254         $16,857
--------------------------------------------------------------------------------
Inflation-Protected Securities* 11.9%         8.1%       $13,383         $12,232
--------------------------------------------------------------------------------
Intermediate-Term Treasury       7.5%         7.0%       $20,634         $19,587
--------------------------------------------------------------------------------
GNMA                             7.1%         6.3%       $19,880         $18,405
--------------------------------------------------------------------------------
Long-Term Treasury               8.8%         7.1%       $23,139         $19,844
--------------------------------------------------------------------------------
*Since inception on June 29, 2000.


DESPITE BONDS' BULL MARKET, MAINTAIN REALISTIC EXPECTATIONS
Bonds have once again posted impressive numbers, providing results over the past 12 months that rival or exceed the long-term annualized returns of stocks. But just as the bull market in stocks during the 1990s built unrealistic expectations about equities, expectations for bonds may now be too high, especially now that yields are at their lowest levels in decades. While no one can predict the direction of the financial markets, an outsized commitment to one asset class based on recent performance is always a risky proposition, as those investors who piled into stocks and ignored bonds at the end of the 1990s learned.
     Bonds can play an important role in producing current income and serve as a valuable component of a diversified, balanced portfolio that also includes stocks and short-term investments. But the allocations between these asset classes should be based on your objectives, time horizon, and risk tolerance--not on recent performance or short-term market fluctuations. Keeping this in mind will help you to stay the course toward meeting your long-term financial goals. Thank you for entrusting your hard-earned dollars to us.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

February 12, 2003

Your Fund's Performance at a Glance            January 31, 2002-January 31, 2003

                                                         Distributions Per Share
                                                        ------------------------

                                       Starting       Ending     Income  Capital
Bond Fund                           Share Price  Share Price  Dividends    Gains


Short-Term Treasury
  Investor Shares                        $10.54       $10.79    $0.405    $0.111
  Admiral Shares                          10.54        10.79     0.419     0.111
--------------------------------------------------------------------------------
Short-Term Federal
  Investor Shares                        $10.50       $10.67    $0.424    $0.131
  Admiral Shares                          10.50        10.67     0.429     0.131
--------------------------------------------------------------------------------
Inflation-Protected Securities           $10.68       $11.91    $0.460    $0.060
--------------------------------------------------------------------------------
Intermediate-Term Treasury
  Investor Shares                        $11.03       $11.69    $0.571    $0.178
  Admiral Shares                          11.03        11.69     0.586     0.178
--------------------------------------------------------------------------------
GNMA
  Investor Shares                        $10.44       $10.72    $0.588    $0.020
  Admiral Shares                          10.44        10.72     0.593     0.020
--------------------------------------------------------------------------------
Long-Term Treasury
  Investor Shares                        $10.84       $11.66    $0.585    $0.153
  Admiral Shares                          10.84       11.66     0.599      0.153
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

     For   Short-Term   Treasury,   Short-Term   Federal,    Inflation-Protected
     Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds

During the 12 months ended January 31, 2003, U.S. Treasury securities provided excellent total returns. High demand, which resulted from the stock market's continued troubles and investors' uncertainty about the U.S. economy and a possible war with Iraq, drove prices higher.

The Investment  Environment
At the beginning of 2002, the Federal Reserve Board's primary target for short-term interest rates stood at 1.75%. Many market participants thought this level would surely be low enough to encourage borrowing and stimulate economic growth, especially given that the target had stood at 6.50% a year earlier.
     The housing market felt the stimulus, with historically low mortgage rates allowing many renters to become homeowners and encouraging many owners to refinance or trade up. These trends translated into rising sales of appliances and furniture along with increased spending on residential construction.
     Although the Fed's decision to keep interest rates low produced the desired effect on consumer spending, it did not translate into a boost in business activity. Overall economic activity rose and fell like a seesaw during the 12 months, exhibiting significant strength in the first and third quarters but worrisome weakness in the second and fourth quarters.
     Geopolitical risks, including potential terrorist attacks and the threat of war with Iraq, continued to constrain business and consumer activity. Consumer confidence fell to a nine-year low in October; the unemployment rate rose to 6.0% in December. Industrial production and capacity utilization remained stuck near levels reached prior to September 11, 2001. In early November, the Fed responded by lowering the federal funds target to 1.25%. Economic growth for all of calendar 2002 was 2.4%.
     On the positive side, inflation remained subdued, and President Bush's tax plan, if enacted, would provide additional stimulus that could encourage a sustainable recovery later in 2003.


INVESTMENT PHILOSOPHY
The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

--------------------------------------------------------------------------------
TREASURY YIELDS FELL ACROSS MATURITIES
                                                         Yield as of January 31,
                                                        ------------------------

Maturity                                                        2002        2003
--------------------------------------------------------------------------------
2-year                                                         3.16%       1.69%
5-year                                                         4.37        2.93
10-year                                                        5.03        3.96
30-year                                                        5.43        4.84
--------------------------------------------------------------------------------
Source: The Vanguard Group.

The U.S. Treasury Market Yields of 3- and 6-month Treasury bills, which closely track expectations for short-term interest rates, ended the fiscal year down more than 50 basis points (0.50 percentage point), mirroring the decline in the federal funds target rate. Changes in the slope of the Treasury yield curve reflected the market's belief that the economic recovery was not fully under way; yields of short-term securities (maturities up to 5 years) fell farther than those of long-term securities.

The Performance of Our Funds
With interest rates at historically low levels, we maintained neutral positioning with respect to the yield curve in the SHORT-, INTERMEDIATE-, and LONG-TERM TREASURY FUNDS. We emphasized selective allocation in agencies and Treasury inflation-protected securities (known as TIPS), which enhanced portfolio returns. As we approached the end of the fiscal year, we reduced portfolio durations to prepare for a possible rise in interest rates as the economy recovers.

     The Short-Term Federal Fund outperformed its average mutual fund peer because of several factors:

     * We were underweighted in Treasury securities in favor of agency securities. The higher income paid by agencies--combined with their price appreciation relative to Treasuries--added to relative returns.

     *Our holding of TIPS, which increased early in the year to between 5% and 10% of assets, produced strong returns. Rising oil prices and increased demand for TIPS boosted both the income provided by these securities and their prices relative to conventional Treasuries. We reduced our TIPS holdings near the fiscal year-end.

     On the negative side, we did not have enough mortgage-backed securities, which produced excellent returns during the year. We kept our weighting in these issues somewhat below those of our peers due to concerns over the prepayment risks associated with the massive wave of refinancing.

     The INFLATION-PROTECTED SECURITIES FUND produced a return very close to that of the overall TIPS market. Our approach throughout the year has been to overweight and underweight TIPS of various maturities in order to take advantage of supply fluctuations and the relative attractiveness of certain maturities at certain times. Typically, the fund's duration closely tracks that of the TIPS market as a whole. Though we have the flexibility to invest a small portion of the fund's assets in non-Treasury and non-inflation-indexed bonds, our opinion has been that the inflation rates factored into TIPS' valuations make them very attractive. In the past year, the fund benefited by sticking to a TIPS-only approach, as these securities outperformed many other bond market segments.

Ian A. MacKinnon,  Managing  Director
Robert F. Auwaerter,  Principal
John W.  Hollyer,  Principal
Kenneth E.  Volpert,  Principal
David R.  Glocke, Principal
Vanguard Fixed Income Group

February 13, 2003

--------------------------------------------------------------------------------
Report from the Adviser


GNMA FUND

Vanguard GNMA Fund's Investor Shares returned 8.7% during the fiscal year ended January 31, 2003, besting the 7.5% return of the average GNMA mutual fund.

The Investment Environment
Yields of GNMA securities fell during the 12 months, and the mortgage-backed sector performed well. The decline in the general level of interest rates helped Vanguard GNMA Fund to produce an attractive absolute return for the fiscal year. Refinancing and prepayment activity remained strong. However, during the final three months of the period, it became increasingly clear that refinancing had passed its peak--at least for the current level of interest rates.

Our Successes
The fund's long average duration was the key to our relative success during a year when interest rates fell and refinancing accelerated. (Duration is a measure of a bond price's sensitivity to changes in interest rates; the longer a bond's duration, the more sensitive its price is to interest rate changes.) By keeping our average duration relatively long, we were able to maintain the total return margin that accumulated over the course of the year. Although we executed other strategies that we believe added value, there is little question that carrying a longer-than-average duration was the key.

Our Shortfalls
We view the logical alternative to GNMAs to be U.S. Treasury securities. Those who invested in the fund as a total return alternative to Treasury securities may be disappointed. Although the GNMA Fund performed well relative to other mortgage-backed securities funds, a portfolio of Treasury securities would have provided a higher total return over the course of the year, as investors favored the noncallable Treasury to the refinanceable GNMA. The fund continues, of course, to be exposed to the refinancing wave that has been upon us due to the sustained low-interest-rate environment.

The Fund's Positioning
We believe that the highest probability path for both the economy and interest rates is upward. Consistent with this belief is our opinion that yields have probably reached their lowest levels. Although there is a cogent argument for continued economic weakness, low inflation, and lower interest rates, we believe that there is a lesser probability for such an outcome. Thus, we expect the economy to demonstrate renewed growth during the first or second calendar quarter of 2003 and for interest rates to move slowly higher over the course of the year.

Despite our outlook of stronger economic growth and higher interest rates, we believe that the upward move in yields may be some time in coming. Therefore, we removed our long duration position during the past three months and returned to a neutral position. We think that it is too early to assume a defensive position, given that we do not anticipate an imminent rise in interest rates.

Paul D. Kaplan,  Senior Vice President and Portfolio  Manager
Wellington  Management Company, LLP

February 14, 2003

FUND PROFILES                                             AS OF JANUARY 31, 2003

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

Short-Term Treasury Fund
--------------------------------------------------------------------------------
Financial Attributes
                                                       Comparative         Broad
                                             Fund           Index*       Index**
--------------------------------------------------------------------------------
Number of Issues                               48               44         6,978
Yield                                                         1.9%          4.2%
  Investor Shares                            1.8%
  Admiral Shares                             1.9%
Yield to Maturity                            2.0%             1.9%          4.2%
Average Coupon                               4.1%             4.5%          6.1%
Average Maturity                        2.2 years        2.4 years     6.9 years
Average Quality                          Treasury         Treasury           Aaa
Average Duration                        2.0 years        2.2 years     3.9 years
Expense Ratio                                                   --            --
  Investor Shares                           0.28%
  Admiral Shares                            0.15%
Cash Investments                             2.8%               --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Volatility Measures
                                               Comparative                 Broad
                                        Fund        Index*    Fund       Index**

R-Squared                               0.98          1.00    0.82          1.00
Beta                                    0.94          1.00    0.61          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                                               18.5%
1-3 Years                                                                  43.1
3-5 Years                                                                  38.3
Over 5 Years                                                                0.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

Distribution by Credit Quality (% of portfolio)

Treasury                                                                   90.4%
Agency                                                                      9.6
--------------------------------------------------------------------------------
                                                                    Total 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Focus

Credit Quality - Treasury/Agency
Average Maturity - Short


*Lehman 1-5 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.

SHORT-TERM FEDERAL FUND
--------------------------------------------------------------------------------
Financial Attributes
                                                       COMPARATIVE         BROAD
                                         FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Issues                          51                   709         6,978
Yield                                                         2.0%          4.2%
  Investor Shares                       2.3%
  Admiral Shares                        2.4%
Yield to Maturity                       2.3%                  2.1%          4.2%
Average Coupon                          4.7%                  4.5%          6.1%
Average Maturity                   2.2 years             2.4 years     6.9 years
Average Quality                       Agency              Treasury           Aaa
Average Duration                   1.8 years             2.1 years     3.9 years
Expense Ratio                                                   --            --
  Investor Shares                      0.26%
  Admiral Shares                       0.22%
Cash Investments                       6.0%                     --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Volatility Measures
                                                       Comparative         Broad
                                        Fund   Index*         Fund       Index**

R-Squared                               0.96    1.00          0.79          1.00
Beta                                    0.90    1.00          0.56          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                                               20.3%
1-3 Years                                                                  51.9
3-5 Years                                                                  23.6
Over 5 Years                                                               4.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

Distribution by Credit Quality (% of portfolio)

Treasury                                                                   22.4%
Agency                                                                     77.1
Aaa                                                                         0.5
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Focus

Average Maturity - Short
Credit Quality - Treasury/Agency


                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Lehman 1-5 Year U.S. Government Index.
**Lehman Aggregate Bond Index.

INFLATION-PROTECTED SECURITIES FUND

--------------------------------------------------------------------------------
Financial Attributes
                                                    Comparative            Broad
                                     Fund                Index*          Index**
--------------------------------------------------------------------------------
Number of Issues                        9                    10            6,978
Yield                               1.9%Y                 4.4%Y             4.2%
Average Coupon                      3.6%Y                 3.6%             6.1%
Average Maturity               12.8 years            12.7 years        6.9 years
Average Quality                  Treasury              Treasury              Aaa
Average Duration                4.7 years             4.8 years        3.9 years
Expense Ratio                       0.22%                    --               --
Cash Investments                     5.8%                    --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                                                6.1%
1-5 Years                                                                   8.6
5-10 Years                                                                 52.1
10-20 Years                                                                 0.0
20-30 Years                                                                33.2
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------
Distribution by Credit Quality (% of portfolio)

Treasury                                                                   93.9%
Aaa                                                                         6.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------


Investment Focus

Credit Quality - Treasury/Agency
Average Maturity - Short

*Lehman U.S. Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.

YIn real terms; not adjusted for projected inflation. The principal amounts--and thus the interest payments--of these securities are adjusted over time to reflect inflation.

Intermediate-Term Treasury Fund

--------------------------------------------------------------------------------
Financial Attributes
                                                       Comparative         Broad
                                         Fund               Index*       Index**

Number of Issues                           39                   22         6,978
Yield                                    3.4%                 4.2%
  Investor Shares                        3.0%
  Admiral Shares                         3.1%
Yield to Maturity                        3.1%                 4.0%          4.2%
Average Coupon                           5.0%                 5.9%          6.1%
Average Maturity                    5.6 years            7.5 years     6.9 years
Average Quality                      Treasury             Treasury           Aaa
Average Duration                    4.5 years            5.8 years    3.9 years
Expense Ratio                                                   --            --
  Investor Shares                       0.28%
  Admiral Shares                        0.15%
Cash Investments                         1.4%                   --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Volatility Measures

                                               Comparative                 Broad
                                 Fund               Index*    Fund       Index**

R-Squared                        0.98                 1.00    0.89          1.00
Beta                             0.90                 1.00    1.40          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                                                               16.9%
1-5 Years                                                                  24.9
5-10 Years                                                                 58.2
10-20 Years                                                                 0.0
20-30 Years                                                                 0.0
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------
Distribution by Credit Quality (% of portfolio)

Treasury                                                                   96.3%
Agency                                                                      2.7
Aaa                                                                         1.0
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

Investment Focus

Credit Quality - Treasury Agency
Average Maturity - Medium


                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Lehman 5-10 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.

GNMA Fund
--------------------------------------------------------------------------------
Financial Attributes

                                                  Comparative         Broad
                                    Fund               Index*       Index**

Number of Issues                      23                  166         6,978
Yield                                                    4.9%          4.2%
  Investor Shares                   5.0%
  Admiral Shares                    5.0%
Yield to Maturity                   3.8%                 4.9%               4.2%
Average Coupon                      6.1%                 6.7%               6.1%
Average Maturity               2.7 years            4.5 years          6.9 years
Average Quality                 Treasury             Treasury                Aaa
Average Duration               2.0 years            0.9 years          3.9 years
Expense Ratio                                              --                 --
  Investor Shares                  0.22%
  Admiral Shares                   0.17%
Cash Investments                    2.3%                   --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Volatility Measures

                                               Comparative                 Broad
                                 Fund               Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared                        0.98                 1.00    0.87          1.00
Beta                             1.11                 1.00    0.73          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution by Coupon (% of portfolio)

Under 6%                                                                   11.0%
6%-7%                                                                      68.2
7%-8%                                                                      18.2
8%-9%                                                                       2.2
9%-10%                                                                      0.4
10% and Over                                                                0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

Investment Focus

Credit Quality - Treasury/Agency
Average Maturity - Medium


*Lehman GNMA Index.
**Lehman Aggregate Bond Index.

Long-Term Treasury Fund
--------------------------------------------------------------------------------
Financial Attributes

                                                  Comparative              Broad
                                    Fund               Index*           Index**

Number of Issues                      23                   42              6,978
Yield                                                    4.7%               4.2%
  Investor Shares                   4.5%
  Admiral Shares                    4.7%
Yield to Maturity                   4.6%                 4.9%               4.2%
Average Coupon                      7.0%                 7.6%               6.1%
Average Maturity              17.6 years           19.1 years          6.9 years
Average Quality                 Treasury             Treasury               Aaa
Average Duration               9.8 years           11.2 years          3.9 years
Expense Ratio                                              --                 --
  Investor Shares                  0.28%
  Admiral Shares                   0.15%
Cash Investments                    6.6%                   --                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Volatility Measures

                                               Comparative                 Broad
                                 Fund               Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared                        1.00                 1.00    0.85          1.00
Beta                             0.98                 1.00    2.26          1.00
--------------------------------------------------------------------------------

Distribution by Credit Quality (% of portfolio)

Treasury                                                                   97.0%
Agency                                                                      3.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

Investment Focus

Credit Quality - Treasury Agency]
Average Maturity - Long

Distribution by Maturity (% of portfolio)

Under 1 Year                                                                4.7%
1-5 Years                                                                   0.7
5-10 Years                                                                  8.8
10-20 Years                                                                53.5
20-30 Years                                                                32.3
Over 30 Years                                                               0.0
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Lehman Long U.S. Treasury Index.
**Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage
point,      the     fund's     share     price     would     rise     by     5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index or an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate-- the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------
18

PERFORMANCE SUMMARIES                                    As of January 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Short-Term Treasury Fund
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE January 31, 1993-January 31, 2003



         Short-Term       Average Short      Lehman 1-5 Year    Lehman Aggregate
        Treasury Fund     Treasury Fund*     Treasury Index        Bond Index
       Investor Shares
199301     10000              10000             10000              10000
199304     10240              10178             10229              10289
199307     10284              10239             10322              10548
199310     10442              10429             10506              10802
199401     10554              10521             10611              10914
199404     10320              10266             10339              10376
199407     10453              10386             10479              10558
199410     10470              10489             10469              10406
199501     10596              10579             10598              10661
199504     10934              10810             10948              11135
199507     11249              11080             11292              11625
199510     11491              11399             11543              12034
199601     11800              11696             11872              12468
199604     11669              11483             11742              12098
199607     11815              11597             11892              12269
199610     12118              11969             12217              12738
199701     12259              12089             12354              12875
199704     12362              12097             12457              12955
199707     12679              12406             12829              13589
199710     12878              12685             13051              13870
199801     13130              12932             13330              14255
199804     13242              12910             13434              14368
199807     13436              13102             13651              14658
199810     13934              13652             14187              15165
199901     14005              13717             14257              15406
199904     14022              13607             14268              15270
199907     14014              13618             14293              15023
199910     14187              13878             14460              15246
200001     14174              13903             14440              15122
200004     14408              13972             14683              15462
200007     14730              14249             15024              15920
200010     15072              14663             15365              16359
200101     15654              15197             15963              17212
200104     15911              15249             16220              17377
200107     16259              15550             16592              17940
200110     16850              16157             17242              18741
200201     16739              16058             17140              18514
200204     16970              16156             17308              18739
200207     17493              16399             17880              19291
200210     17860              16901             18265              19844
200301     17980              16942             18369              20266
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                        Average Annual Total Returns
                                                     Periods Ended January 31, 2003
                                                 ------------------------------       Final Value
                                                  One         Five         Ten       of a $10,000
                                                 Year        Years       Years         Investment

Short-Term Treasury Fund Investor Shares        7.41%        6.49%       6.04%            $17,980
Average Short Treasury Fund*                     5.51         5.55        5.41             16,942
Lehman 1-5 Year Treasury Index                   7.17         6.62        6.27             18,369
Lehman Aggregate Bond Index                      9.46         7.29        7.32             20,266
-------------------------------------------------------------------------------------------------


                                                                     Final Value
                                            One          Since     of a $250,000
                                           Year    Inception**        Investment

Short-Term Treasury Fund Admiral Shares   7.55%          7.40%          $287,616
Lehman 1-5 Year Treasury Index            7.17            7.67           289,038
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1993-January 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Treasury Fund Investor Shares LehmanY

Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return

1994                  0.8%          4.7%       5.5%        6.1%
1995                  -4.8           5.2        0.4        -0.1
1996                   4.8           6.6       11.4        12.0
1997                  -1.9           5.8        3.9         4.1
1998                   1.1           6.0        7.1         7.9

--------------------------------------------------------------------------------
Short-Term Treasury Fund Investor Shares LehmanY

Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return

1999                  1.2%          5.5%       6.7%        6.9%
2000                  -4.0           5.2        1.2         1.3
2001                   4.1           6.3       10.4        10.5
2002                   1.9           5.0        6.9         7.4
2003                   3.4           4.0        7.4         7.2
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**February 13, 2001.
YLehman 1-5 Year Treasury Index.

Note: See Financial Highlights tables on pages 46 and 47 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 Ten Years
                                              One   Five  ----------------------
                            Inception Date   Year  Years  Capital  Income  Total
--------------------------------------------------------------------------------

Short-Term Treasury Fund
  Investor Shares             10/28/1991    8.02%  6.74%    0.74%   5.46%  6.20%
  Admiral Shares               2/13/2001    8.16   7.81*      --       --     --
--------------------------------------------------------------------------------
*Return since inception.

Short-Term Federal Fund
--------------------------------------------------------------------------------
Cumulative Performance January 31, 1993-January 31, 2003

        Short-Term        Average 1-5     Lehman 1-5 Year    Lehman Aggregate
       Federal Fund    Year Government    Government Index     Bond Index
      Investor Shares       Fund*


 199301    10000           10000            10000             10000
 199304    10236           10184            10228             10289
 199307    10339           10300            10322             10548
 199310    10520           10463            10504             10802
 199401    10623           10537            10610             10914
 199404    10366           10241            10341             10376
 199407    10478           10319            10482             10558
 199410    10467           10326            10472             10406
 199501    10600           10421            10601             10661
 199504    10947           10703            10951             11135
 199507    11258           10994            11293             11625
 199510    11517           11281            11545             12034
 199601    11812           11538            11870             12468
 199604    11731           11388            11744             12098
 199607    11877           11514            11897             12269
 199610    12192           11846            12222             12738
 199701    12344           11949            12361             12875
 199704    12443           12024            12466             12955
 199707    12772           12351            12835             13589
 199710    12968           12577            13058             13870
 199801    13215           12772            13332             14255
 199804    13339           12847            13439             14368
 199807    13535           13031            13655             14658
 199810    13971           13428            14172             15165
 199901    14083           13502            14250             15406
 199904    14122           13513            14269             15270
 199907    14069           13460            14286             15023
 199910    14271           13659            14462             15246
 200001    14307           13614            14438             15122
 200004    14519           13820            14682             15462
 200007    14833           14091            15020             15920
 200010    15219           14452            15379             16359
 200101    15867           14942            15998             17212
 200104    16175           15141            16258             17377
 200107    16511           15442            16633             17940
 200110    17111           16022            17289             18741
 200201    17055           15888            17202             18514
 200204    17292           16048            17391             18739
 200207    17802           16434            17946             19291
 200210    18119           16773            18321             19844
 200301    18254           16857            18449             20266


                                    Average Annual Total Returns
                                   Periods Ended January 31, 2003
                                   ------------------------------    Final Value
                                           One      Five      Ten   of a $10,000
                                          Year     Years    Years     Investment
--------------------------------------------------------------------------------
Short-Term Federal Fund Investor Shares   7.03%    6.67%    6.20%        $18,254
Average 1-5 Year Government Fund*         6.10     5.71     5.36          16,857
Lehman 1-5 Year Government Index          7.25     6.71     6.32          18,449
Lehman Aggregate Bond Index               9.46     7.29     7.32          20,266
--------------------------------------------------------------------------------



                                                                     Final Value
                                                 One        Since  of a $250,000
                                                Year  Inception**     Investment


Short-Term Federal Fund Admiral Shares         7.08%        7.34%       $287,367
Lehman 1-5 Year Government Index 7.25 7.47 288,073
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1993-January 31, 2003


                        Short-Term Federal Fund
                            Investor Shares             LehmanY

Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
--------------------------------------------------------------------------------
1994                  1.1%          5.1%       6.2%        6.1%
1995                  -5.6           5.4       -0.2        -0.1
1996                   5.0           6.4       11.4        12.0
1997                  -1.7           6.2        4.5         4.1
1998                   0.8           6.3        7.1         7.9
--------------------------------------------------------------------------------
                        Short-Term Federal Fund
                           Investor Shares              LehmanY

Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
--------------------------------------------------------------------------------
1999                  0.7%          5.9%       6.6%        6.9%
2000                  -4.0           5.6        1.6         1.3
2001                   4.4           6.5       10.9        10.8
2002                   2.1           5.4        7.5         7.5
2003                   2.9           4.1        7.0         7.2
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002


This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 Ten Years
                                          One     Five   -----------------------
                       Inception Date    Year    Years   Capital  Income   Total
--------------------------------------------------------------------------------
Short-Term Federal Fund
  Investor Shares         12/31/1987    7.61%   6.91%      0.65%   5.72%   6.37%
  Admiral Shares           2/12/2001    7.67    7.70**        --      --      --


*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
YLehman 1-5 Year Government Index.
Note: See Financial Highlights tables on pages 47 and 48 for dividend and capital gains information.

Inflation-Protected Securities Fund
--------------------------------------------------------------------------------
Cumulative Performance June 29, 2000-January 31, 2003

         Inflation-Protected   Average Short     Lehman Treasury         Lehman
            Securities Fund   Intermediate-Term  Inflation Notes      Aggregate
                              Government Fund        Index            Bond Index

6/30/2004     10000              10000              10000                 10000
   200007     10090              10067             10098                  10104
   200010     10340              10308             10349                  10383
   200101     10807              10711             10835                  10924
   200104     11156              10845             11186                  11029
   200107     11447              11094             11493                  11386
   200110     11807              11528             11850                  11895
   200201     11474              11409             11519                  11751
   200204     11904              11544             11938                  11893
   200207     12458              11882             12503                  12244
   200210     12860              12133             12923                  12595
   200301     13383              12232             13449                  12863

------------------------------------------------------------------------------------------------------

                                                    Average Annual Total Returns
                                                    Periods Ended January 31, 2003
                                                    ------------------------------         Final Value
                                                         One         Since                of a $10,000
                                                        Year     Inception                  Investment
------------------------------------------------------------------------------------------------------
Inflation-Protected Securities Fund                    16.64%        11.90%                    $13,383
Average Short Intermediate-Term Government Fund*        7.22          8.09                      12,232
Lehman Treasury Inflation Notes Index                  16.75         12.12                      13,449
Lehman Aggregate Bond Index                             9.46         10.21                      12,863
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) June 29, 2000-January 31, 2003
--------------------------------------------------------------------------------

                            Inflation-Protected
                              Securities Fund                Lehman**

Fiscal              Capital       Income         Total         Total
Year                 Return       Return        Return        Return
--------------------------------------------------------------------------------
2001                   5.3%         2.8%          8.1%          8.3%
2002                   1.9          4.3           6.2           6.3
--------------------------------------------------------------------------------

                             Inflation-Protected
                               Securities Fund               Lehman**

Fiscal              Capital       Income         Total         Total
Year                 Return       Return        Return        Return
--------------------------------------------------------------------------------
2003                  12.1%         4.5%         16.6%         16.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                           Since Inception
                                                     One------------------------
                                   Inception Date   Year  Capital  Income  Total
--------------------------------------------------------------------------------
Inflation-Protected Securities Fund 6/29/2000     16.61%   7.39%   4.68%  12.07%
--------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.
**Lehman Treasury Inflation Notes Index.
Note: See Financial Highlights table on page 48 for dividend and capital gains information. * *

Intermediate-Term Treasury Fund
--------------------------------------------------------------------------------
Cumulative Performance January 31, 1993-January 31, 2003

       Intermediate-Term     Average          Lehman 5-10      Lehman Aggregate
        Treasury Fund      Intermediate      Year Treasury       Bond Index
        Investor Shares   Treasury Fund         Index

199301        10000          10000               10000               10000
199304        10390          10312               10372               10289
199307        10605          10489               10646               10548
199310        10914          10790               10995               10802
199401        11009          10899               11063               10914
199404        10361          10374               10366               10376
199407        10520          10458               10526               10558
199410        10336          10358               10319               10406
199501        10580          10573               10569               10661
199504        11085          10943               11102               11135
199507        11634          11253               11673               11625
199510        12102          11603               12145               12034
199601        12587          12175               12644               12468
199604        12028          11733               12070               12098
199607        12173          11745               12210               12269
199610        12669          12109               12736               12738
199701        12747          12373               12812               12875
199704        12796          12389               12827               12955
199707        13404          12803               13530               13589
199710        13689          13006               13850               13870
199801        14121          13572               14310               14255
199804        14155          13592               14335               14368
199807        14461          13690               14665               14658
199810        15348          14355               15701               15165
199901        15454          14600               15744               15406
199904        15110          14392               15375               15270
199907        14797          14031               15070               15023
199910        14965          14140               15212               15246
200001        14745          14160               14958               15122
200004        15157          14480               15404               15462
200007        15612          14712               15900               15920
200010        16150          15114               16395               16359
200101        17115          16097               17315               17212
200104        17216          16151               17411               17377
200107        17778          16555               18000               17940
200110        18817          17313               19094               18741
200201        18248          17081               18500               18514
200204        18531          17222               18680               18739
200207        19551          17947               19767               19291
200210        20486          18636               20695               19844
200301        20634          19587               20829               20266


Intermediate-Term Treasury Fund

------------------------------------------------------------------------------------------------


                                                  Average Annual Total Returns
                                                 Periods Ended January 31, 2003
                                                 ------------------------------
                                                                                     Final Value
                                                   One         Five        Ten      of a $10,000
                                                  Year        Years      Years        Investment
------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund Investor Shares  13.07%        7.88%      7.51%         $20,634
Average Intermediate Treasury Fund*              14.67         7.61       6.95           19,587
Lehman 5-10 Year Treasury Index                  12.59         7.80       7.61           20,829
Lehman Aggregate Bond Index                       9.46         7.29       7.32           20,266
-----------------------------------------------------------------------------------------------


                                                                                       Final Value
                                                    One                    Since     of a $250,000
                                                   Year          Year Inception*        Investment
--------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund Admiral Shares     13.22%            10.01%             $301,627
Lehman 5-10 Year Treasury Index                    12.59              9.75               300,207
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1993-January 31, 2003
--------------------------------------------------------------------------------
                Intermediate-Term Treasury Fund
                       Investor Shares                  LehmanY

Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
--------------------------------------------------------------------------------
1994                  4.1%          6.0%      10.1%       10.6%
1995                  -9.6           5.7       -3.9        -4.5
1996                  11.7           7.3       19.0        19.6
1997                  -4.9           6.2        1.3         1.3
1998                   4.1           6.7       10.8        11.7
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund Investor Shares LehmanY

Fiscal                  Capital       Income       Total       Total
Year                     Return       Return      Return      Return
--------------------------------------------------------------------------------
1999                       3.3%         6.1%        9.4%       10.0%
2000                      -10.1          5.5        -4.6        -5.0
2001                        9.1          7.0        16.1        15.8
2002                        0.8          5.8         6.6         6.8
2003                        7.6          5.5        13.1        12.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

-----------------------------------------------------------------------------------------------------------

                                                                                       Ten Years
                                                             One       Five   ---------------------------
                                        Inception Date      Year      Years    Capital   Income     Total
----------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund
  Investor Shares                        10/28/1991      14.15%         8.36%    1.67%     6.18%     7.85%
  Admiral Shares                          2/12/2001       14.29        10.77**     --        --        --
----------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
YLehman 5-10 Year Treasury Index.
Note: See Financial Highlights tables on page 49 for dividend and capital gains information.

GNMA Fund
--------------------------------------------------------------------------------
Cumulative Performance January 31, 1993-January 31, 2003

        GNMA Fund    Average             Lehman GNMA         Lehman Aggregate
        Investor    GNMA Fund              Index                Bond Index
         Shares


199301    10000        10000               10000                   10000
199304    10165        10190               10194                   10289
199307    10349        10393               10391                   10548
199310    10386        10476               10444                   10802
199401    10518        10588               10608                   10914
199404    10151        10150               10200                   10376
199407    10360        10310               10414                   10558
199410    10233        10153               10282                   10406
199501    10556        10420               10582                   10661
199504    11030        10851               11076                   11135
199507    11444        11264               11516                   11625
199510    11812        11582               11844                   12034
199601    12207        11948               12219                   12468
199604    11973        11692               12065                   12098
199607    12142        11820               12229                   12269
199610    12623        12224               12690                   12738
199701    12836        12405               12905                   12875
199704    12942        12487               13034                   12955
199707    13481        13020               13565                   13589
199710    13782        13250               13859                   13870
199801    14101        13556               14163                   14255
199804    14260        13684               14337                   14368
199807    14498        13906               14577                   14658
199810    14793        14147               14853                   15165
199901    15059        14372               15105                   15406
199904    15111        14404               15221                   15270
199907    14782        14125               14985                   15023
199910    15124        14357               15312                   15246
200001    14925        14189               15149                   15122
200004    15373        14544               15572                   15462
200007    15767        14906               16001                   15920
200010    16280        15331               16516                   16359
200101    17032        16031               17262                   17212
200104    17228        16184               17473                   17377
200107    17725        16627               17971                   17940
200110    18342        17191               18591                   18741
200201    18284        17116               18566                   18514
200204    18629        17395               18904                   18739
200207    19187        17843               19405                   19291
200210    19595        18142               19764                   19844
200301    19880        18405               20031                   20266


                                     Average Annual Total Returns
                                    Periods Ended January 31, 2003
                                    -------------------------------
                                                                     Final Value
                                   One       Five           Ten     of a $10,000
                                  Year      Years         Years       Investment
--------------------------------------------------------------------------------
GNMA Fund Investor Shares        8.73%      7.11%         7.11%          $19,880
Average GNMA Fund*                7.53       6.31          6.29           18,405
Lehman GNMA Index                 7.89       7.18          7.19           20,031
Lehman Aggregate Bond Index       9.46       7.29          7.32           20,266
--------------------------------------------------------------------------------

                                                                     Final Value
                                                 One       Since   of a $250,000
                                                 Year   Inception**   Investment

--------------------------------------------------------------------------------
GNMA Fund Admiral Shares                        8.78%      8.26%        $292,253
Lehman GNMA Index                               7.89       7.90          290,325
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1993-January 31, 2003
--------------------------------------------------------------------------------

                                GNMA Fund
                              Investor Shares            LehmanY
Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
--------------------------------------------------------------------------------
1994                 -1.0%          6.2%       5.2%        6.1%
1995                  -6.5           6.9        0.4        -0.2
1996                   7.6           8.0       15.6        15.5
1997                  -2.1           7.3        5.2         5.6
1998                   2.5           7.4        9.9         9.7
--------------------------------------------------------------------------------

                                GNMA Fund
                              Investor Shares            LehmanY
Fiscal             Capital        Income      Total       Total
Year                Return        Return     Return      Return
--------------------------------------------------------------------------------
1999                  0.0%          6.8%       6.8%        6.7%
2000                  -7.3           6.4       -0.9         0.3
2001                   6.6           7.5       14.1        13.9
2002                   0.9           6.5        7.4         7.6
2003                   2.9           5.8        8.7         7.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               Ten Years
              Inception           One         Five        ----------------------
                Date              Year       Years        Capital  Income  Total
--------------------------------------------------------------------------------
GNMA Fund
  Investor Shares  6/27/1980     9.68%       7.29%     0.35%    6.89%     7.24%
  Admiral Shares   2/12/2001     9.73        8.54**       --       --       --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
YLehman GNMA Index.

Note: See Financial Highlights tables on page 50 for dividend and capital gains information.

Long-Term Treasury Fund
--------------------------------------------------------------------------------
Cumulative Performance January 31, 1993-January 31, 2003

        Long-Term Treasury      Average General   Lehman Long  Lehman Aggregate
           Fund Investor        Treasury Fund    Treasury Index    Bond Index
               Shares


199301             10000           10000           10000            10000
199304             10418           10341           10440            10289
199307             11045           10809           11093            10548
199310             11595           11226           11662            10802
199401             11609           11236           11673            10914
199404             10581           10451           10576            10376
199407             10753           10592           10759            10558
199410             10324           10318           10308            10406
199501             10833           10612           10798            10661
199504             11395           11003           11400            11135
199507             12217           11559           12219            11625
199510             13071           12187           13076            12034
199601             13728           12687           13760            12468
199604             12566           11912           12620            12098
199607             12769           12034           12826            12269
199610             13458           12613           13527            12738
199701             13474           12716           13543            12875
199704             13460           12566           13520            12955
199707             14572           13355           14755            13589
199710             15006           13753           15235            13870
199801             15744           14382           16016            14255
199804             15711           14236           15993            14368
199807             16291           14564           16608            14658
199810             17339           15373           17721            15165
199901             17636           15609           17980            15406
199904             16772           14953           17080            15270
199907             16222           14584           16554            15023
199910             16308           14755           16622            15246
200001             16153           14649           16494            15122
200004             17038           15092           17432            15462
200007             17608           15539           18050            15920
200010             18100           16027           18523            16359
200101             19153           16824           19591            17212
200104             18883           16599           19286            17377
200107             19755           17421           20202            17940
200110             21373           18557           21810            18741
200201             20161           17878           20645            18514
200204             20357           17734           20802            18739
200207             21404           18639           21897            19291
200210             22558           19478           23122            19844
200301             23139           19844           23722            20266


                                        Average Annual Total Returns
                                       Periods Ended January 31, 2003
                                             -------------------     Final Value
                                             One    Five     Ten    of a $10,000
                                             Year   Years   Years     Investment
--------------------------------------------------------------------------------
Long-Term Treasury Fund Investor Shares     14.77%   8.01%   8.75%    $23,139
Average General Treasury Fund*              11.00    6.65    7.09      19,844
Lehman Long Treasury Index                  14.91    8.17    9.02      23,722
Lehman Aggregate Bond Index                  9.46    7.29    7.32      20,266
--------------------------------------------------------------------------------

                                                                     Final Value
                                            One      Since         of a $250,000
                                           Year    Inception**        Investment
--------------------------------------------------------------------------------
Long-Term Treasury Fund Admiral Shares    14.92%     9.98%              $301,468
Lehman Long Treasury Index                14.91     10.00                301,574
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1993-January 31, 2003
--------------------------------------------------------------------------------

                        Long-Term Treasury Fund
                            Investor Shares                  LehmanY

Fiscal                  Capital       Income       Total       Total
Year                     Return       Return      Return      Return
--------------------------------------------------------------------------------
1994                       8.9%         7.2%       16.1%       16.7%
1995                      -13.0          6.3        -6.7        -7.5
1996                       18.7          8.0        26.7        27.4
1997                       -8.2          6.4        -1.8        -1.6
1998                        9.7          7.1        16.8        18.3
--------------------------------------------------------------------------------
                        Long-Term Treasury Fund
                            Investor Shares                  LehmanY

Fiscal                  Capital       Income       Total       Total
Year                     Return       Return      Return      Return
--------------------------------------------------------------------------------
1999                       5.8%         6.2%       12.0%       12.3%
2000                      -13.7          5.3        -8.4        -8.3
2001                       11.7          6.9        18.6        18.8
2002                       -0.4          5.7         5.3         5.4
2003                        9.0          5.8        14.8        14.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                              Ten Years
                                      One     Five    --------------------------
                   Inception Date    Year     Years   Capital   Income     Total
--------------------------------------------------------------------------------
Long-Term Treasury Fund
  Investor Shares       5/19/1986   16.67%    8.51%    2.59%     6.52%     9.11%
  Admiral Shares        2/12/2001   16.82    10.71**      --        --        --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return since inception, February 12, 2001.
YLehman Long Treasury Index.
Note: See Financial Highlights tables on page 51 for dividend and capital gains information. * *

Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for each fund.* The individuals listed in the table below were elected as trustees for each fund. All trustees served as trustees to the funds prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                    Percentage
Trustee                          For               Withheld               For
--------------------------------------------------------------------------------
John J. Brennan            43,628,232,952          698,817,403           98.4%
Charles D. Ellis           43,615,314,583          711,735,771           98.4
Rajiv L. Gupta             43,543,144,944          783,905,411           98.2
JoAnn Heffernan Heisen     43,616,846,623          710,203,732           98.4
Burton G. Malkiel          43,536,733,350          790,317,005           98.2
Alfred M. Rankin, Jr.      43,645,452,443          681,597,912           98.5
J. Lawrence Wilson         43,554,722,990          772,327,365           98.3
--------------------------------------------------------------------------------
*Results are for all funds


* Change the following funds' policy on investing in other mutual funds. This change enables the funds to invest their cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn modestly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

------------------------------------------------------------------------------------------------------
                                                                                Broker      Percentage
Vanguard Fund                   For         Against         Abstain          Non-Votes             For
------------------------------------------------------------------------------------------------------
Short-Term Treasury   1,718,988,609     113,746,038      48,552,152        312,574,569           78.4%
Short-Term Federal    1,627,722,853      83,011,741      59,557,186        255,949,881            80.3
Intermediate-Term
  Treasury            2,163,319,203     129,005,120      72,125,888        355,860,777            79.5
GNMA                 13,967,931,321     915,088,637     609,035,098      1,499,867,450            82.2
Long-Term Treasury    1,183,103,002      85,587,073      56,523,944        140,442,527            80.7
------------------------------------------------------------------------------------------------------
* Change each fund's policy on borrowing money. This change enables each fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.


------------------------------------------------------------------------------------------------------
                                                                                Broker      Percentage
Vanguard Fund                   For         Against         Abstain          Non-Votes             For
------------------------------------------------------------------------------------------------------
Short-Term Treasury   1,692,484,786     127,997,494      60,804,520       312,574,569            77.1%
Short-Term Federal    1,602,651,814     107,746,682      59,893,284       255,949,881            79.1
Inflation-Protected
  Securities          1,339,079,786     102,515,262      48,830,009       250,551,893            76.9
Intermediate-Term
 Treasury             2,135,219,550     149,531,541      79,699,119       355,860,777            78.5
GNMA                 13,805,450,123     999,775,937     686,828,994     1,499,867,450            81.2

Long-Term Treasury    1,164,602,879      96,518,831      64,092,309       140,442,527            79.5
------------------------------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                      As of January 31, 2003

Statement of Net Assets

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                 Face     Market
                                                  Maturity      Amount    Value*
Short-Term Treasury Fund              Coupon          Date      (000)      (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.2%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (87.7%)
--------------------------------------------------------------------------------
U.S. Treasury Bill                     1.68%     4/24/2003     200,000   199,482
U.S. Treasury Bill                     1.46%      5/1/2003     385,000   383,922
U.S. Treasury Bond                     2.25%     7/31/2004     100,000   101,109
U.S. Treasury Bond                     2.13%     8/31/2004      55,000    55,516
U.S. Treasury Bond                     1.88%     9/30/2004     300,000   301,593
U.S. Treasury Bond                     3.25%     8/15/2007     162,000   164,530
U.S. Treasury Inflation-Indexed Note  3.375%     1/15/2007      25,743    27,899
U.S. Treasury Inflation-Indexed Note   3.00%     7/15/2012       4,033     4,324
U.S. Treasury Note                     3.63%     8/31/2003      10,000    10,134
U.S. Treasury Note                     3.25%    12/31/2003      75,000    76,336
U.S. Treasury Note                     3.00%     2/29/2004      55,000    55,945
U.S. Treasury Note                     3.63%     3/31/2004     184,500   189,314
U.S. Treasury Note                     2.13%    10/31/2004      40,000    40,362
U.S. Treasury Note                     5.88%    11/15/2004      67,000    72,014
U.S. Treasury Note                     7.88%    11/15/2004     129,800   144,057
U.S. Treasury Note                     1.75%    12/31/2004     124,335   124,490
U.S Treasury Note                      6.75%     5/15/2005(2)  183,000   202,872
U.S. Treasury Note                     5.75%    11/15/2005     110,000   120,828
U.S. Treasury Note                     5.88%    11/15/2005      72,000    79,324
U.S. Treasury Note                     5.63%     2/15/2006     100,000   110,016
U.S. Treasury Note                     4.63%     5/15/2006      20,000    21,419
U.S. Treasury Note                     6.88%     5/15/2006     264,000   301,332
U.S. Treasury Note                     7.00%     7/15/2006     270,000   310,330
U.S. Treasury Note                     3.50%    11/15/2006      45,000    46,463

--------------------------------------------------------------------------------
                                                                  FACE    MARKET
                                                  MATURITY      AMOUNT    VALUE*
SHORT-TERM TREASURY FUND              COUPON          DATE       (000)     (000)

U.S. Treasury Note                     6.13%     8/15/2007      30,000    34,144
U.S. Treasury Note                     3.00%    11/15/2007     117,500   117,721
Guaranteed Export Trust
  (U.S. Government Guaranteed)         6.00%     7/28/2003(1)      7,496   7,813
Guaranteed Export Trust
  (U.S. Government Guaranteed)         7.46%    12/15/2003(1)     20,478  22,212
Guaranteed Trade Trust
  (U.S. Government Guaranteed)         7.02%      3/1/2003(1)      3,542   3,684
Guaranteed Trade Trust
  (U.S. Government Guaranteed)         6.10%     4/16/2003(1)      6,125   6,244
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         5.93%     9/15/2003(1)     11,166  11,897
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         5.76%     3/15/2004(1)     18,667  19,616
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         5.10%     8/15/2004(1)     20,570  21,655
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)        5.91%     5/15/2005(1)      9,700  11,811
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)        7.45%     6/15/2006(1)     21,818  25,139
Private Export Funding Corp.
   (U.S. Government Guaranteed)        5.65%     6/15/2002(1)        532     534
Private Export Funding Corp.
   (U.S. Government Guaranteed)        6.31%     9/30/2004        20,000  21,496
Private Export Funding Corp.
   (U.S. Government Guaranteed)        6.45%     9/30/2004        80,000  86,168
Private Export Funding Corp.
   (U.S. Government Guaranteed)        5.53%     4/30/2006        25,000  27,336
Private Export Funding Corp.
   (U.S. Government Guaranteed)        7.65%     5/15/2006        55,000  63,604
                                                                      ----------
                                                                       3,624,685
                                                                      ----------
AGENCY BONDS AND NOTES (7.6%)
Federal Home Loan Bank                 5.38%     2/15/2006      20,000    21,679
Federal Home Loan Mortgage Corp.       4.88%     3/15/2007(1)  270,000   289,562
Federal National Mortgage Assn.        4.78%     8/25/2003       3,967     3,968
                                                                      ----------
                                                                         315,209
                                                                      ----------

Mortgage-Backed Securities (1.9%)
Federal Home Loan Mortgage Corp.   5.50% 12/9/2003-1/12/2004(1)    7,302   7,564
Federal Home Loan Mortgage Corp.   6.00%  2/2/2004-2/15/2004(1)   26,322  27,359
Federal Home Loan Mortgage Corp.   7.00%  9/6/2004-3/15/2005(1)    9,096   9,689
Federal National Mortgage Assn.    6.00%  5/25/2003-1/9/2004(1)   11,081  11,511
Federal National Mortgage Assn.    7.00%  1/17/2005-10/25/2005(1) 18,318  19,523
                                                                      ----------
                                                                          75,646
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,931,682)                                                    4,015,540
--------------------------------------------------------------------------------

                                                                  FACE          MARKET
                                                     MATURITY   AMOUNT           VALUE
                                              COUPON     DATE     (000)          (000)
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (19.7%)
--------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                     1.33%   2/3/2003     70,206      70,206
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G             1.33%   2/3/2003    743,238     743,238
--------------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $813,444)                                                              813,444
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (116.9%)
  (Cost $4,745,126)                                                          4,828,984
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-16.9%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                            55,827
Security Lending Collateral Payable to Brokers---Note G                      (743,238)
Other Liabilities                                                              (9,439)
                                                                             ---------
                                                                             (696,850)
                                                                             ---------
--------------------------------------------------------------------------------------
NET ASSETS (100%)                                                           $4,132,134
======================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Securities with a value of $1,109,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,016,089
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                            34,684
Unrealized Appreciation (Depreciation)
  Investment Securities                                                   83,858
  Futures Contracts                                                      (2,497)
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,132,134
================================================================================

Investor Shares--Net Assets
Applicable to 203,920,357 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $2,199,532
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.79
================================================================================

Admiral Shares--Net Assets
Applicable to 179,173,118 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $1,932,602
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.79
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
SHORT-TERM FEDERAL FUND
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (92.4%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (15.6%)
U.S. Treasury Note                5.88%    11/15/2004          1,000       1,075
U.S. Treasury Note                6.50%     8/15/2005         61,000      67,805
U.S. Treasury Note                5.75%    11/15/2005        100,000     109,844
U.S. Treasury Note                5.63%     2/15/2006        119,000     130,919
U.S. Treasury Note                4.63%     5/15/2006         33,000      35,341
U.S. Treasury Note                4.38%     8/15/2012        102,000     105,379
Guaranteed Export Trust
  (U.S. Government Guaranteed)    5.23%     5/15/2005(1)       5,745       5,915
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)    5.91%     5/15/2005          6,500       7,915
Private Export Funding Corp.
  (U.S. Government Guaranteed)    7.03%    10/31/2003          5,000       5,206
Private Export Funding Corp.
  (U.S. Government Guaranteed)    6.31%     9/30/2004(2)      10,000      10,748
Private Export Funding Corp.
  (U.S. Government Guaranteed)    5.53%     4/30/2006         50,000      54,671
Private Export Funding Corp.
  (U.S. Government Guaranteed)    7.65%     5/15/2006         20,000      23,129
                                                                        --------
                                                                         557,947

Agency Bonds and Notes (63.9%)
Bank United (Letter of Credit by
  Federal Home Loan Bank of Atlanta)       5.40%      2/2/2004    132,425    137,329
Federal Home Loan Bank                     3.75%     4/15/2004    250,000    256,765
Federal Home Loan Bank                     2.25%     8/13/2004     12,000     12,105
Federal Home Loan Bank                     3.00%     8/15/2005     50,000     50,974
Federal Home Loan Bank                     6.88%     8/15/2005      5,000      5,572
Federal Home Loan Bank                     2.50%    11/15/2005    100,000    100,467
Federal Home Loan Bank                     4.88%     2/15/2007     35,000     37,516
Federal Home Loan Bank                     5.38%     2/15/2007     20,815     22,704
Federal Home Loan Bank                     4.88%     5/15/2007     20,000     21,395
Federal Home Loan Bank Discount Note       1.68%     2/19/2003     60,000     59,968
Federal Home Loan Bank Discount Note       1.25%     2/21/2003    109,500    109,434
Federal Home Loan Bank Discount Note       1.72%     4/11/2003     70,000     69,843
Federal Home Loan Bank Floating Rate Note  1.22%     2/21/2003     59,150     59,151
Federal Home Loan Mortgage Corp.           3.50%     9/15/2003     58,000     58,793
Federal Home Loan Mortgage Corp.           5.00%     1/15/2004     57,000     58,944
Federal Home Loan Mortgage Corp.           5.25%     2/15/2004    169,000    175,642
Federal Home Loan Mortgage Corp.           6.88%     1/15/2005     20,000     21,898
Federal Home Loan Mortgage Corp.           7.00%     7/15/2005      6,000      6,689
Federal Home Loan Mortgage Corp.           5.50%     7/15/2006    129,000    140,798
Federal Home Loan Mortgage Corp.           4.88%     3/15/2007     10,000     10,725
Federal Home Loan Mortgage Corp.
  Discount Note                            1.25%     4/10/2003     76,000     75,823
Federal National Mortgage Assn.            6.37%      3/2/2003     26,000     26,208
Federal National Mortgage Assn.            5.13%     2/13/2004     72,000     74,723
Federal National Mortgage Assn.            6.50%     8/15/2004    135,000    144,840
Federal National Mortgage Assn.            7.13%     2/15/2005    116,000    127,970
Federal National Mortgage Assn.            7.00%     7/15/2005    124,000    138,229
Federal National Mortgage Assn.            5.50%     2/15/2006     36,000     39,152


                                                                    FACE       MARKET
                                                                 MATURITY      AMOUNT     VALUE
                                            COUPON                   DATE       (000)     (000)
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.              5.00%              1/15/2007      98,000   105,473
Federal National Mortgage Assn.
  Floating Rate Note                         1.22%              2/15/2003     132,000   131,997
                                                                                     ----------
                                                                                      2,281,127
                                                                                     ----------
MORTGAGE-BACKED SECURITIES (12.9%)(3)
Federal Home Loan Mortgage Corp.             5.50%  10/20/2003-11/1/2017(1)   163,438   169,170
Federal Home Loan Mortgage Corp.             6.00%  12/15/2003-12/28/2003(1)    12,632   13,041
Federal Home Loan Mortgage Corp.             6.50%              9/1/2011(1)    13,203    14,044
Federal Home Loan Mortgage Corp.             7.50%              2/1/2008(1)     4,623     4,933
Federal Home Loan Mortgage Corp.
  Structured Pass-Through Certificate        2.97%            12/25/2032(1)    17,998    18,167
Federal National Mortgage Assn.              6.00%   10/25/2003-4/1/2017(1)    48,613    50,714
Federal National Mortgage Assn.              6.50     10/1/2010-9/1/2016(1)    93,880    98,726
Federal National Mortgage Assn.              7.50%   6/17/2004-5/14/2006(1)     7,950     8,531
Federal National Mortgage Assn.              8.00%  4/25/2003-10/25/2003(1)    21,513    23,076
Federal National Mortgage Assn. REMIC Trust  2.88%            11/25/2032(1)    16,740    16,765
Federal National Mortgage Assn. REMIC Trust  3.43%             9/25/2026(1)    20,030    20,108
Federal National Mortgage Assn. REMIC Trust  4.78%             6/25/2026(1)     3,021     3,022
Federal National Mortgage Assn. REMIC Trust  6.17%             7/15/2007(1)     7,972     8,447
Federal National Mortgage Assn. REMIC Trust  7.20%              5/4/2031(1)    12,216    12,407
                                                                                     ----------
                                                                                        461,151
                                                                                     ----------

-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $3,232,673)                                                                   3,300,225
-----------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.5%)
-----------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                     1.33%   2/3/2003    230,617              230,617
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G             1.33%   2/3/2003    357,954              357,954
-----------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $588,571)                                        588,571
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.9%) (Cost $3,821,244)                                          3,888,796
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.9%)
-----------------------------------------------------------------------------------------------
Other Assets--Note C                                                                     47,184
Security Lending Collateral Payable to Brokers--Note G                                (357,954)
Other Liabilities                                                                       (6,808)
                                                                                     ----------
                                                                                      (317,578)
                                                                                     ----------
-----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $3,571,218
===============================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Securities with a value of $3,004,000 have been segregated as initial margin for open futures contracts.
(3) After giving effect to swap contracts, the fund's investment in mortgage-backed securities represents 19.9% of net assets. See Note E in Notes to Financial Statements.

                                                                          AMOUNT
SHORT-TERM FUND                                                            (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $3,508,541
Overdistributed Net Investment Income                                      (223)
Accumulated Net Realized Losses                                          (2,726)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                   67,552
  Futures Contracts                                                      (2,009)
  Swap Contracts                                                              83
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,571,218
================================================================================

Investor Shares--Net Assets
Applicable to 271,990,077 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $2,902,346
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.67
================================================================================

Admiral Shares--Net Assets
Applicable to 62,682,639 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                      $668,872
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.67
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                Face      Market
                                                 Maturity     Amount      Value*
INFLATION-PROTECTED SECURITIES FUND   Coupon         Date      (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (94.2%)
-------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond  3.625%    4/15/2028    504,902     590,973
U.S. Treasury Inflation-Indexed Bond  3.875%    4/15/2029    195,173     238,903
U.S. Treasury Inflation-Indexed Bond  3.375%    4/15/2032    187,348     217,089
U.S. Treasury Inflation-Indexed Note  3.375%    1/15/2007    137,095     148,577
U.S. Treasury Inflation-Indexed Note  3.625%    1/15/2008    113,130     124,425
U.S. Treasury Inflation-Indexed Note  3.875%    1/15/2009    587,500     657,172
U.S. Treasury Inflation-Indexed Note   4.25%    1/15/2010    504,583     579,165
U.S. Treasury Inflation-Indexed Note   3.50%    1/15/2011     15,154      16,741
U.S. Treasury Inflation-Indexed Note   3.00%    7/15/2012    361,685     387,849
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $2,790,568)                                                    2,960,894
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.6%)
--------------------------------------------------------------------------------

Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                     1.33%   2/3/2003    265,302     265,302
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G             1.33%   2/3/2003    254,747     254,747
--------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $520,049)                               520,049
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.8%) (Cost $3,310,617)                                 3,480,943
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-10.8%)
--------------------------------------------------------------------------------------
Other Assets--Note C                                                            25,885
Payables for Investment Securities Purchased                                 (105,471)
Security Lending Collateral Payable to Brokers--Note G                       (254,747)
Other Liabilities                                                              (3,715)
                                                                             ---------
                                                                             (338,048)
                                                                             ---------
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
Applicable to 263,987,490 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                          $3,142,895
======================================================================================
NET ASSET VALUE PER SHARE $11.91
======================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

                                                         Amount              Per
                                                          (000)            Share
--------------------------------------------------------------------------------
Paid-in Capital                                      $2,967,440           $11.24
Undistributed Net Investment Income                       5,621              .02
Overdistributed Net Realized Gains                        (492)               --
Unrealized Appreciation                                 170,326              .65
--------------------------------------------------------------------------------
NET ASSETS                                           $3,142,895           $11.91
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                Face        Market
                                                Maturity      Amount        Value*
INTERMEDIATE-TERM TREASURY FUND        Coupon      Date       (000)          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.6%)
--------------------------------------------------------------------------------
U.S. Government Securities (95.9%)
U.S. Treasury Bill                     1.575%   3/27/2003      250,000     249,580
U.S. Treasury Bill                     1.173%   4/17/2003      400,000     399,060
U.S. Treasury Bill                     1.143%    5/1/2003       95,000      94,734
U.S. Treasury Bond                     11.75%  11/15/2014       20,000      29,728
U.S. Treasury Inflation-Indexed Note   3.375%   1/15/2007       31,464      34,099
U.S. Treasury Inflation-Indexed Note    3.00%   7/15/2012       85,695      91,895
U.S. Treasury Note                      7.00%   7/15/2006       39,900      45,860
U.S. Treasury Note                      3.25%   8/15/2007      125,000     126,953
U.S. Treasury Note                     6.125%   8/15/2007      142,770     162,489
U.S. Treasury Note                    10.375%  11/15/2007      414,150     547,647
U.S. Treasury Note                     5.625%   5/15/2008       95,600     107,236
U.S. Treasury Note                      4.75%  11/15/2008      150,000     161,718
U.S. Treasury Note                      5.50%   5/15/2009       75,000      84,047
U.S. Treasury Note                      6.00%   8/15/2009      276,650     317,846
U.S. Treasury Note                      6.50%   2/15/2010      206,150     243,482
U.S. Treasury Note                      5.75%   8/15/2010      100,000     113,609
U.S. Treasury Note                      5.00%   8/15/2011       51,000      55,311
U.S. Treasury Note                     4.875%   2/15/2012      232,000     249,147
U.S. Treasury Note                     4.375%   8/15/2012      424,800     438,874
U.S. Treasury Note                      4.00%  11/15/2012      145,000     145,273
Export Funding Trust
   (U.S. Government Guaranteed)         8.21%  12/29/2006(1)     5,299       5,943
Guaranteed Trade Trust
  (U.S. Government Guaranteed)          7.39%   6/26/2006(1)     2,625       2,876
Guaranteed Trade Trust
  (U.S. Government Guaranteed)          7.80%   8/15/2006(1)     6,921       7,570
Guaranteed Trade Trust
  (U.S. Government Guaranteed)          8.17%   1/15/2007(1)     4,333       4,847
Guaranteed Trade Trust
  (U.S. Government Guaranteed)          6.69%   1/15/2009(1)(2) 30,406      33,930
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)          5.94%   6/20/2006(1)     9,211       9,632
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)         6.726%   9/15/2010(1)    18,087      20,075
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)          7.60%  12/15/2012(1)    34,228      40,173
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)          7.05%  11/15/2013(1)    56,964      65,364
Private Export Funding Corp.
  (U.S. Government Guaranteed)          7.65%   5/15/2006       15,000      17,346
Private Export Funding Corp.
  (U.S. Government Guaranteed)          7.11%   4/15/2007       33,420      38,254
Private Export Funding Corp.
  (U.S. Government Guaranteed)          6.49%   7/15/2007       14,000      15,924
Private Export Funding Corp.
  (U.S. Government Guaranteed)          5.75%   1/15/2008       60,000      66,595
Private Export Funding Corp.
  (U.S. Government Guaranteed)          5.87%   7/31/2008      123,100     137,531
Private Export Funding Corp.
  (U.S. Government Guaranteed)          7.20%   1/15/2010       12,900      15,415


--------------------------------------------------------------------------------
                                                                  FACE    MARKET
                                       COUPON    MATURITY       AMOUNT    VALUE*
                                                     DATE        (000)     (000)
--------------------------------------------------------------------------------
Private Export Funding Corp.
  (U.S. Government Guaranteed)       7.25%      6/15/2010      135,920   163,256
Private Export Funding Corp.
  (U.S. Government Guaranteed)       6.07%      4/30/2011       71,000    79,749
Private Export Funding Corp.
  (U.S. Government Guaranteed)      5.685%      5/15/2012       40,000    43,758
                                                                       ---------
                                                                       4,466,826
                                                                       ---------
AGENCY BONDS AND NOTES (2.0%)
Federal National Mortgage Assn.      5.763%    12/25/2011       50,000    54,703
Federal National Mortgage Assn.      7.30%      5/25/2010       30,000    35,667
                                                                      ----------
                                                                          90,370
                                                                      ----------
MORTGAGE-BACKED SECURITIES (0.7%)
Federal Home Loan Mortgage Corp.     5.50%  4/1/2016-5/1/2016(1) 23,941   24,800
Federal Home Loan Mortgage Corp.     7.00%  5/1/2015-3/1/2016(1) 8,988     9,569
                                                                         -------
                                                                          34,369
                                                                         -------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $4,314,738)                                                    4,591,565
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.8%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account 1.33% 2/3/2003 12,461                          12,461
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account---Note G 1.33% 2/3/2003 631,421               631,421
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $643,882)                                                        643,882
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (112.4%)
  (Cost $4,958,620)                                                    5,235,447
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-12.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      69,079
Security Lending Collateral Payable to Brokers---Note G                (631,421)
Other Liabilities                                                       (14,370)
                                                                       (576,712)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $4,658,735
================================================================================
*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2003, the value of this security was $33,930,000, representing 0.7% of net assets.

                                                                          AMOUNT
Intermediate-Term Treasury Fund                                            (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,339,338
Undistributed Net Investment Income --
Accumulated Net Realized Gains                                            42,570
Unrealized Appreciation                                                  276,827
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,658,735
================================================================================

Investor Shares--Net Assets
Applicable to 229,173,131 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $2,679,924
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.69
================================================================================

Admiral Shares--Net Assets
Applicable to 169,217,671 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $1,978,811
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.69
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------
                                                                    Face      Market
                                                                Maturity      Amount      Value*
GNMA Fund                             Coupon           Date        (000)       (000)
------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (97.7%)
------------------------------------------------------------------------------------------------
Government National Mortgage Assn.     5.50%       3/15/2013-2/1/2033(1)   2,939,931   3,001,589
Government National Mortgage Assn.     6.00%      8/15/2016-1/22/2033(1)  10,558,319  11,003,411
Government National Mortgage Assn.     6.50%      6/15/2008-8/15/2032(1)   7,387,456   7,773,446
Government National Mortgage Assn.     7.00%       4/15/2007-2/1/2033(1)   3,379,248   3,599,609
Government National Mortgage Assn.     7.25%     12/15/2026-2/15/2027(1)         918         984
Government National Mortgage Assn.     7.50%     6/15/2005-10/15/2031(1)   1,315,682   1,414,992
Government National Mortgage Assn.     7.75%                2/15/2027(1)       1,916       2,073
Government National Mortgage Assn.     8.00%      9/15/2005-8/15/2031(1)     481,987     528,178
Government National Mortgage Assn.     8.25%      8/15/2004-7/15/2008(1)       1,223       1,347
Government National Mortgage Assn.     8.50%      1/20/2005-6/15/2028(1)      76,415      85,528
Government National Mortgage Assn.     9.00%      9/15/2008-2/15/2023(1)      57,674      64,957
Government National Mortgage Assn.     9.25%      9/15/2016-5/15/2018(1)         326         371
Government National Mortgage Assn.     9.50%     7/15/2009-12/15/2022(1)      27,384      31,070
Government National Mortgage Assn.    10.00%      7/20/2014-8/20/2018(1)         454         515
Government National Mortgage Assn.    11.00%      7/15/2010-2/20/2016(1)         155         178
Government National Mortgage Assn.    11.25%      9/20/2015-2/20/2016(1)          96         109
Government National Mortgage Assn.    11.50%     1/15/2013-11/20/2015(1)         241         277
Government National Mortgage Assn.    12.00%      1/15/2013-1/20/2016(1)         337         390
Government National Mortgage Assn.    12.50%     12/20/2013-7/20/2015(1)         207         246
Government National Mortgage Assn.    13.00%      1/15/2011-1/20/2015(1)         190         226
Government National Mortgage Assn.    13.50%     5/15/2010-12/15/2014(1)          81          99
Government National Mortgage Assn.    14.00%      6/15/2011-3/15/2012(1)          34          40
Government National Mortgage Assn.    15.00%                5/15/2012(1)          28          34
------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (Cost $26,498,272)                                                                  27,509,669
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.0%)
------------------------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account
  (Cost $1,394,492)                    1.33%             2/3/2003      1,394,492       1,394,492
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
  (Cost $27,892,764)                                                                  28,904,161
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
------------------------------------------------------------------------------------------------
Other Assets---Note C                                                                    505,175
Payables for Investment Securities Purchased                                         (1,187,516)
Other Liabilities                                                                       (78,474)
                                                                                    ------------
                                                                                       (760,815)
                                                                                    ------------
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $28,143,346
================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

                                                                          AMOUNT
GNMA Fund                                                                  (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $27,180,150
Undistributed Net Investment Income                                           --
Overdistributed Net Realized Gains                                      (48,201)
Unrealized Appreciation                                                1,011,397
--------------------------------------------------------------------------------
NET ASSETS                                                           $28,143,346
================================================================================

Investor Shares--Net Assets
Applicable to 2,063,231,834 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $22,112,536
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $10.72
================================================================================

Admiral Shares--Net Assets
Applicable to 562,710,700 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                    $6,030,810
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $10.72
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
                                                                 Face     Market
                                                 Maturity      Amount     Value*
--------------------------------------------------------------------------------
Long-Term Treasury Fund            Coupon            Date      (000)       (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (93.4%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (90.4%)
U.S. Treasury Bond                 9.875%      11/15/2015      50,000     76,422
U.S. Treasury Bond                  7.25%       5/15/2016      80,500    102,122
U.S. Treasury Bond                 8.875%       8/15/2017      25,000     36,195
U.S. Treasury Bond                 8.875%       2/15/2019      39,663     58,100
U.S. Treasury Bond                 8.125%       8/15/2019     195,523    270,219
U.S. Treasury Bond                  8.75%       8/15/2020      20,000     29,297
U.S. Treasury Bond                 7.875%       2/15/2021     235,781    320,846
U.S. Treasury Bond                 8.125%       5/15/2021     191,875    267,395
U.S. Treasury Bond                 7.125%       2/15/2023      79,000    100,873
U.S. Treasury Bond                  6.75%       8/15/2026     161,585    200,467
U.S. Treasury Bond                  6.50%      11/15/2026      20,000     24,125
U.S. Treasury Bond                 6.625%       2/15/2027      25,000     30,617
U.S. Treasury Bond                 6.375%       8/15/2027      91,650    109,135
U.S. Treasury Bond                  5.50%       8/15/2028      31,800     34,046
U.S. Treasury Bond                 6.125%       8/15/2029      94,000    109,510
U.S. Treasury Bond                 5.375%       2/15/2031      22,000     23,760
U.S. Treasury Note                  3.25%       8/15/2007      15,000     15,234
U.S. Treasury Note                 4.875%       2/15/2012      50,000     53,695
Private Export Funding Corp.
  (U.S. Government Guaranteed)      6.67%       9/15/2009      17,000     19,741
Private Export Funding Corp.
  (U.S. Government Guaranteed)      7.20%       1/15/2010       7,100      8,484
Private Export Funding Corp.
  (U.S. Government Guaranteed)      7.25%       6/15/2010      64,080     76,968
Private Export Funding Corp.
  (U.S. Government Guaranteed)      6.07%       4/30/2011      29,000     32,574
                                                                      ----------
                                                                       1,999,825
                                                                      ----------
Agency Bonds and Notes (3.0%)
Federal Home Loan Mortgage Corp.    6.25%       7/15/2032      60,000     66,805
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,825,835)                                                    2,066,630
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.4%)


Repurchase Agreements
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account          1.33%        2/3/2003     104,329    104,329
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account--Note G  1.33%        2/3/2003     192,193    192,193
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $296,522)                                                        296,522
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.8%)
  (Cost $2,122,357)                                                    2,363,152
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.8%)
--------------------------------------------------------------------------------
Other Assets---Note C                                                     47,827
Security Lending Collateral Payable to Brokers--Note G                 (192,193)
Other Liabilities                                                        (5,943)
                                                                       ---------
                                                                       (150,309)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $2,212,843
================================================================================
*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                          Amount
Long-Term Treasury Fund                                                    (000)
--------------------------------------------------------------------------------
AT JANUARY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $1,962,547
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                             9,501
Unrealized Appreciation                                                  240,795
--------------------------------------------------------------------------------
NET ASSETS                                                            $2,212,843
--------------------------------------------------------------------------------

Investor Shares---Net Assets
Applicable to 143,756,770 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)                      $1,676,880
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.66
================================================================================
Admiral Shares---Net Assets
Applicable to 45,947,409 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                      $535,963
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.66
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

                                                                 Inflation-   Intermediate-
                                Short-Term        Short-Term      Protected            Term
                                 Treasury           Federal     Securities         Treasury
                                     Fund              Fund           Fund             Fund
                        -------------------------------------------------------------------
                                           Year Ended January 31, 2003
                        -------------------------------------------------------------------
                                     (000)             (000)          (000)           (000)

INVESTMENT INCOME
Income
  Interest                       $ 132,139         $ 120,939       $ 97,812        $217,201
  Security Lending                    1,44               367            196           2,034
-------------------------------------------------------------------------------------------
      Total Income                 133,583           121,306         98,008         219,235
-------------------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B     410               358            234             526
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                4,498             5,410          3,947           5,709
      Admiral Shares                 1,890             1,067             --           2,278
    Marketing and Distribution
      Investor Shares                  289               397            279             361
      Admiral Shares                   187                80             --             224
  Custodian Fees                        31                36             17              52
  Auditing Fees                         12                12             12              12
  Shareholders' Reports and Proxies
    Investor Shares                     68                79             51             118
     Admiral Shares                      5                 2             --               7
  Trustees' Fees and Expenses            4                 3              2               5
-------------------------------------------------------------------------------------------
  Total Expenses                     7,394             7,444          4,542           9,292
  Expenses Paid Indirectly--Note D      --               (4)             --              --
-------------------------------------------------------------------------------------------
  Net Expenses                       7,394             7,440          4,542           9,292
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME              126,189           113,866         93,466         209,943
-------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold        79,500            55,686         24,974         178,173
  Futures Contracts                  (612)           (5,985)          (289)         (1,570)
  Swap Contracts                        --             (95)              --              --
-------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)            78,888            49,606         24,685         176,603
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities             26,797            31,645        172,937         121,493
  Futures Contracts                (1,795)              (41)             --           1,024
  Swap Contracts                        --                83             --              --
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                    25,002            31,687        172,937         122,517
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS       $230,079          $195,159       $291,088        $509,063
===========================================================================================

                                                                             41

--------------------------------------------------------------------------------
                                                                       Long-Term
                                                          GNMA          Treasury
                                                          Fund              Fund
                                                     ---------------------------
                                                     Year Ended January 31, 2003
                                                     ---------------------------
                                                        (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                         $ 1,393,428         $ 109,484
  Security Lending                                          --               520
--------------------------------------------------------------------------------
    Total Income                                     1,393,428           110,004
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B                       2,395               254
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                   34,956             3,606
      Admiral Shares                                     7,025               653
    Marketing and Distribution
      Investor Shares                                    2,924               221
      Admiral Shares                                       576                57
  Custodian Fees                                         2,171                25
  Auditing Fees                                             12                12
  Shareholders' Reports and Proxies
    Investor Shares                                        634                80
    Admiral Shares                                          20                 3
Trustees' Fees and Expenses                                 27                 2
--------------------------------------------------------------------------------
  Total Expenses                                        50,740             4,913
  Expenses Paid Indirectly--Note D                       (973)                --
--------------------------------------------------------------------------------
  Net Expenses                                          49,767             4,913
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                1,343,661           105,091
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                            37,454            44,074
  Futures Contracts                                         --             (694)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                37,454            43,380
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                635,039           123,492
  Futures Contracts                                         --               633
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       635,039           124,125
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $2,016,154          $272,596
================================================================================




Statement of Changes in Net Assets

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------

                                                               Short-Term       Short-Term
                                                              Treasury Fund     Federal Fund
                                                             --------------------------------
                                                                     Year Ended January 31,
                                                             --------------------------------

                                                           2003        2002         2003      2002
                                                          (000)       (000)        (000)     (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                               $ 126,189   $ 100,775    $ 113,866  $ 93,177
  Realized Net Gain (Loss)                               78,888      19,913       49,606    30,465
  Change in Unrealized Appreciation (Depreciation)       25,002      20,699       31,687     4,585
--------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         230,079     141,387      195,159   128,227
--------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                    (67,639)    (61,929)     (91,935)  (81,191)
    Admiral Shares                                     (58,550)    (38,846)     (22,059)  (11,986)
  Realized Capital Gain*
    Investor Shares                                    (21,502)       (659)     (34,549)        --
    Admiral Shares                                     (18,790)       (587)      (7,903)        --
--------------------------------------------------------------------------------------------------
       Total Distributions                            (166,481)   (102,021)    (156,446)  (93,177)
--------------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                       756,125     166,103    1,049,703   247,636
  Admiral Shares                                        648,923   1,244,617 **   281,327   374,970
--------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions                 1,405,048  1,410,720     1,331,030   622,606
--------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                           1,468,646   1,450,086    1,369,743   657,656
--------------------------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                 2,663,488   1,213,402    2,201,475 1,543,819
--------------------------------------------------------------------------------------------------
  End of Period                                      $4,132,134  $2,663,488   $3,571,218 2,201,475
==================================================================================================

*Includes short-term gain distributions totaling $31,240,000, $997,000, and $42,452,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
**Includes shares issued in exchange for the net assets of Vanguard Admiral Short-Term Treasury Fund. See Note I in Notes to Financial Statements. *** ***

--------------------------------------------------------------------------------

                                                       Inflation-Protected     Intermediate-Term
                                                        Securities Fund             Treasury Fund
                                                        ------------------      -----------------
                                                                Year Ended January 31,
                                                        -----------------------------------------
                                                        2003       2002          2003         2002
                                                       (000)      (000)         (000)        (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                             $ 93,466   $ 17,710     $ 209,943    $ 173,084
  Realized Net Gain (Loss)                            24,685      2,598       176,603       15,073
  Change in Unrealized Appreciation (Depreciation)   172,937    (6,856)       122,517       25,251
-------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      291,088     13,452       509,063      213,408
-------------------------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                 (88,721)   (17,333)     (115,026)    (105,992)
    Admiral Shares                                        --         --      (94,917)    (67,092)
  Realized Capital Gain*
    Investor Shares                                 (14,751)    (3,789)      (39,934)          --
    Admiral Shares                                        --         --      (30,293)          --
-------------------------------------------------------------------------------------------------
    Total Distributions                            (103,472)   (21,122)     (280,170)   (173,084)
-------------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
  Investor Shares                                  2,055,812    737,097       579,862     161,994
  Admiral Shares                                          --         --       142,640 1,710,399**
-------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
       from Capital Share Transactions             2,055,812    737,097       722,502   1,872,393
-------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        2,243,428    729,427       951,395   1,912,717
-------------------------------------------------------------------------------------------------
Net Assets
  Beginning of Period                                899,467    170,040     3,707,340   1,794,623
-------------------------------------------------------------------------------------------------
  End of Period                                   $3,142,895   $899,467    $4,658,735  $3,707,340
=================================================================================================

*Includes short-term gain distributions totaling $14,751,000, $3,789,000, and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

**Includes shares issued in exchange for the net assets of Vanguard Admiral Intermediate-Term Treasury Fund. See Note I in Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                     Long-Term
                                                           GNMA Fund               Treasury Fund
                                                        ---------------         -----------------
                                                                    Year Ended January 31,
                                                        ------------------------------------------
                                                        2003          2002       2003         2002
                                                       (000)         (000)      (000)        (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $ 1,343,661   $ 1,047,539  $ 105,091     $ 98,024
  Realized Net Gain (Loss)                            37,454        17,374     43,380       21,740
  Change in Unrealized Appreciation (Depreciation)   635,039       109,552    124,125     (17,527)
--------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                    2,016,154     1,174,465    272,596      102,237
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                              (1,067,232)     (906,603)   (76,600)     (76,139)
    Admiral Shares                                 (276,429)     (140,936)   (28,491)     (21,885)
Realized Capital Gain*
  Investor Shares                                   (40,357)            --   (21,437)           --
  Admiral Shares                                    (10,857)            --    (7,051)           --
--------------------------------------------------------------------------------------------------
  Total Distributions                            (1,394,875)   (1,047,539)  (133,579)     (98,024)
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                  5,779,630     1,357,914    213,023      (1,027)
   Admiral Shares                                  2,298,013     3,581,309   (33,950)    526,170**
--------------------------------------------------------------------------------------------------
Net Increase (Decrease)
  from Capital Share Transactions                  8,077,643     4,939,223    179,073      525,143
--------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                        8,698,922     5,066,149    318,090      529,356
--------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             19,444,424    14,378,275  1,894,753    1,365,397
--------------------------------------------------------------------------------------------------
End of Period                                    $28,143,346   $19,444,424 $2,212,843   $1,894,753
==================================================================================================

*Includes short-term gain distributions totaling $51,214,000, and $2,056,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

**Includes shares issued in exchange for the net assets of Vanguard Admiral Long-Term Treasury Fund. See Note I in Notes to Financial Statements.

Financial Highlights

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


Short-Term Treasury Fund Investor Shares
--------------------------------------------------------------------------------

                                                                  Year Ended January 31,
                                                                --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003        2002       2001         2000      1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.54      $10.35     $ 9.94       $10.37    $10.27
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .405        .508       .596         .534      .545
  Net Realized and Unrealized Gain (Loss) on Investments  .361        .195       .410       (.413)      .122
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .766        .703      1.006         .121      .667
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.405)      (.508)     (.596)       (.534)    (.545)
  Distributions from Realized Capital Gains             (.111)      (.005)         --       (.017)    (.022)
------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (.516)      (.513)     (.596)       (.551)    (.567)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $10.79      $10.54     $10.35       $ 9.94    $10.37
============================================================================================================
Total Return                                             7.41%       6.93%     10.45%        1.20%     6.66%
============================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                  $2,200      $1,407     $1,213       $1,177    $1,197
  Ratio of Total Expenses to Average Net Assets          0.28%       0.29%      0.27%        0.27%     0.27%
  Ratio of Net Investment Income to Average Net Assets   3.70%       4.82%      5.91%        5.27%     5.27%
  Portfolio Turnover Rate                                 165%       102%        296%         124%      132%
============================================================================================================


Short-Term Treasury Fund Admiral Shares
--------------------------------------------------------------------------------
                                                                        Feb. 13,
                                                       Year Ended       2001* to
                                                         Jan. 31,       Jan. 31,
For a Share Outstanding Throughout Each Period               2003           2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.54         $10.34
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                      .419           .502
  Net Realized and Unrealized Gain (Loss) on Investments     .361           .205
--------------------------------------------------------------------------------
    Total from Investment Operations                         .780           .707
--------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                     (.419)         (.502)
  Distributions from Realized Capital Gains                (.111)         (.005)
--------------------------------------------------------------------------------
     Total Distributions                                   (.530)         (.507)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $10.79         $10.54
================================================================================

Total Return                                                7.55%          6.97%
================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                     $1,933         $1,257
  Ratio of Total Expenses to Average Net Assets             0.15%        0.15%**
  Ratio of Net Investment Income to Average Net Assets      3.83%        4.73%**
  Portfolio Turnover Rate                                    165%           102%
================================================================================
*Inception.
**Annualized.




Short-Term Federal Fund Investor Shares
--------------------------------------------------------------------------------

                                                               Year Ended January 31,


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003     2002     2001     2000      1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.50   $10.28   $ 9.85   $10.26    $10.19
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .423     .533     .608     .567      .581
  Net Realized and Unrealized Gain (Loss) on Investments  .302     .220     .430   (.410)      .070
----------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .725     .753    1.038     .157      .651
---------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                  (.424)   (.533)   (.608)   (.567)    (.581)
  Distributions from Realized Capital Gains             (.131)       --       --       --      --
---------------------------------------------------------------------------------------------------
    Total Distributions                                 (.555)   (.533)   (.608)   (.567)    (.581)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $10.67   $10.50   $10.28   $ 9.85    $10.26
===================================================================================================
Total Return                                             7.03%    7.48%   10.91%    1.59%     6.57%
===================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                  $2,902   $1,821   $1,544   $1,478    $1,644
  Ratio of Total Expenses to Average Net Assets          0.26%    0.31%    0.28%    0.27%     0.27%
  Ratio of Net Investment Income to Average Net Assets   3.90%    5.07%    6.10%    5.64%     5.68%
  Portfolio Turnover Rate                                 136%      80%     169%      93%      107%
===================================================================================================

Short-Term Federal Fund Admiral Shares
--------------------------------------------------------------------------------
                                                                        Feb. 12,
                                                          Year Ended    2001* to
                                                            Jan. 31,    Jan. 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2003        2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.50      $10.28

INVESTMENT OPERATIONS
  Net Investment Income                                         .428        .519
  Net Realized and Unrealized Gain (Loss) on Investments        .302        .220
--------------------------------------------------------------------------------
    Total from Investment Operations                            .730        .739
--------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                        (.429)      (.519)
  Distributions from Realized Capital Gains                   (.131)          --
--------------------------------------------------------------------------------
  Total Distributions                                        (.560)       (.519)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $10.67      $10.50
================================================================================
TOTAL RETURN                                                   7.08%       7.34%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                          $669        $380
  Ratio of Total Expenses to Average Net Assets                0.22%     0.24%**
  Ratio of Net Investment Income to Average Net Assets         3.94%     4.96%**
  Portfolio Turnover Rate                                       136%         80%
================================================================================
*Inception.
**Annualized.

Inflation-Protected Securities Fund
--------------------------------------------------------------------------------

                                                                         June 5,
                                                                        2000* to
                                                  Year Ended Jan. 31,  Jan . 31,
                                                  ------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2003    2002      2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.68  $10.55    $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .47    .425       .30
  Net Realized and Unrealized Gain (Loss) on Investments  1.28    .220       .53
--------------------------------------------------------------------------------
    Total from Investment Operations                      1.75    .645       .83
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.46)  (.445)     (.27)
  Distributions from Realized Capital Gains              (.06)  (.070)     (.01)
--------------------------------------------------------------------------------
     Total Distributions                                 (.52)  (.515)     (.28)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.91  $10.68   $10.55
================================================================================

TOTAL RETURN                                            16.64%   6.17%     8.07%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $3,143    $899      $170
  Ratio of Total Expenses to Average Net Assets          0.22%   0.25%   0.25%**
  Ratio of Net Investment Income to Average Net Assets   4.55%   3.92%   6.38%**
  Portfolio Turnover Rate                                 108%     75%      122%
================================================================================

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments.
Performance measurement begins June 29, 2000.
**Annualized.



Intermediate-Term Treasury Fund Investor Shares
--------------------------------------------------------------------------------

                                                                 Year Ended January 31,


For a Share Outstanding Throughout Each Period               2003     2002     2001     2000      1999
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $11.03   $10.94   $10.03   $11.16    $10.80
------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------
Net Investment Income                                        .571     .620     .649     .625      .630
  Net Realized and Unrealized Gain (Loss) on Investments     .838     .090     .910   (1.130)     .360
  Total from Investment Operations                          1.409     .710    1.559    (.505)     .990
------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                     (.571)   (.620)   (.649)   (.625)    (.630)
  Distributions from Realized Capital Gains                (.178)       --       --       --        --
------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.749)   (.620)   (.649)   (.625)    (.630)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.69   $11.03   $10.94   $10.0     $11.16
======================================================================================================
Total Return                                               13.07%    6.62%   16.07%   -4.59%     9.44%
======================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                     $2,680   $1,976   $1,795   $1,652    $1,876
  Ratio of Total Expenses to Average Net Assets             0.28%    0.29%    0.28%    0.27%     0.27%
  Ratio of Net Investment Income to Average Net Assets      4.93%    5.60%    6.25%    5.96%     5.76%
  Portfolio Turnover Rate                                    110%      33%      56%      66%       63%
======================================================================================================


Intermediate-Term Treasury Fund Admiral Shares
--------------------------------------------------------------------------------
                                                                        Feb. 12,
                                                       Year Ended       2001* to
                                                         Jan. 31,       Jan. 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2003           2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.03         $10.94
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income .586 .614
  Net Realized and Unrealized Gain (Loss) on Investment    s .838           .090
--------------------------------------------------------------------------------
    Total from Investment Operations 1.424 .704
--------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                    (.586)          (.614)
  Distributions from Realized Capital Gains               (.178)              --
--------------------------------------------------------------------------------
     Total Distributions                                   (.764)         (.614)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.69          $11.03
================================================================================

Total Return                                              13.22%           6.57%
================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                     $1,979         $1,732
  Ratio of Total Expenses to Average Net Assets             0.15%        0.15%**
  Ratio of Net Investment Income to Average Net Assets      5.10%        5.65%**
  Portfolio Turnover Rate                                    110%            33%
================================================================================
*Inception.
**Annualized.



Financial Highlights (continued)
GNMA Fund Investor Shares
--------------------------------------------------------------------------------

                                                                       Year Ended January 31,
                                                            -----------------------------------------
For a Share Outstanding Throughout Each Period              2003     2002     2001     2000      1999
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $10.44   $10.35   $ 9.71   $10.47    $10.48
-----------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                     .588     .650     .685     .669      .687
  Net Realized and Unrealized Gain (Loss) on Investments    .300     .090     .640   (.760)      .002
-----------------------------------------------------------------------------------------------------
     Total from Investment Operations                       .888     .740    1.325   (.091)      .689
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.588)   (.650)   (.685)   (.669)    (.687)
  Distributions from Realized Capital Gains               (.020)       --       --       --    (.012)
-----------------------------------------------------------------------------------------------------
    Total Distributions                                   (.608)   (.650)   (.685)   (.669)    (.699)
=====================================================================================================
NET ASSET VALUE, END OF PERIOD                            $10.72   $10.44   $10.35   $ 9.71    $10.47
=====================================================================================================

Total Return                                               8.73%    7.35%   14.12%   -0.89%     6.79%
=====================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                   $22,113  $15,839  $14,378  $12,228   $11,354
  Ratio of Total Expenses to Average Net Assets            0.22%    0.25%     0.27%   0.27%     0.30%
  Ratio of Net Investment Income to Average Net Assets     5.51%    6.24%     6.85%   6.63%     6.56%
  Portfolio Turnover Rate                                    17%       8%        8%      5%        7%
=====================================================================================================



GNMA Fund Admiral Shares
--------------------------------------------------------------------------------

                                                                        Feb. 12,
                                                         Year Ended     2001* to
                                                           Jan. 31,     Jan. 31,
For a Share Outstanding Throughout Each Period                 2003         2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.44       $10.32
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income .593 .631
  Net Realized and Unrealized Gain (Loss) on Investments       .300         .120
--------------------------------------------------------------------------------
    Total from Investment Operation                            .893         .751
--------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                       (.593)       (.631)
  Distributions from Realized Capital Gains                  (.020)           --
--------------------------------------------------------------------------------
    Total Distributions                                      (.613)       (.631)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $10.72       $10.44
================================================================================

Total Return                                                  8.78%        7.47%
================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $6,031       $3,605
  Ratio of Total Expenses to Average Net Assets               0.17%      0.19%**
  Ratio of Net Investment Income to Average Net Assets        5.54%      6.17%**
  Portfolio Turnover Rate                                       17%           8%
================================================================================
*Inception.
**Annualized.

Long-Term Treasury Fund Investor Shares
--------------------------------------------------------------------------------

Year Ended January 31,

For a Share Outstanding Throughout Each Period               2003   2002    2001       2000      1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.84  $10.88 $ 9.74     $11.42    $10.79
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                      .585    .601   .621       .611      .629
  Net Realized and Unrealized Gain (Loss) on Investments     .973  (.040)  1.140    (1.560)      .630
--------------------------------------------------------------------------------
    Total from Investment Operations                        1.558    .561  1.761     (.949)     1.259
--------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                     (.585)  (.601) (.621)     (.611)    (.629)
  Distributions from Realized Capital Gains                (.153)      --     --     (.120)        --
--------------------------------------------------------------------------------
    Total Distributions                                    (.738)  (.601) (.621)     (.731)    (.629)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.66  $10.84 $10.88     $ 9.74    $11.42
================================================================================

Total Return                                               14.77%   5.26% 18.57%     -8.41%    12.02%
===============================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                     $1,677  $1,363 $1,365     $1,178    $1,450
  Ratio of Total Expenses to Average Net Assets             0.28%   0.29%  0.29%      0.28%     0.27%
  Ratio of Net Investment Income to Average Net Assets      5.19%   5.52%  6.00%      5.98%     5.69%
  Portfolio Turnover Rate                                    100%     64%    49%        43%       22%
=====================================================================================================


Long-Term Treasury Fund Admiral Shares
-------------------------------------------------------------------------------
                                                                       Feb. 12,
                                                      Year Ended       2001* to
                                                         Jan. 31,       Jan. 31,

For a Share Outstanding Throughout Each Period               2003           2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.84         $10.92
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                      .599           .597
  Net Realized and Unrealized Gain (Loss) on Investments     .973         (.080)
--------------------------------------------------------------------------------
    Total from Investment Operations                        1.572           .517
--------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                     (.599)         (.597)
  Distributions from Realized Capital Gains                (.153)             --
--------------------------------------------------------------------------------
    Total Distributions                                    (.752)         (.597)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $11.66         $10.84
================================================================================

Total Return                                               14.92%          4.93%
================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                       $536           $532
  Ratio of Total Expenses to Average Net Assets             0.15%        0.15%**
  Ratio of Net Investment Income to Average Net Assets      5.34%        5.60%**
  Portfolio Turnover Rate                                    100%            64%
================================================================================
*Inception.
**Annualized.

Notes to Financial Statements

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

Each fund, except the Inflation-Protected Securities Fund, offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on February 12, 2001 (February 13, 2001, for the Short-Term Treasury Fund), and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Futures Contracts: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. Swap Contracts: The Short-Term Federal Fund may enter into swap transactions to earn the total return on a specified mortgage-backed security or index of mortgage-backed securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in short-term U.S. government obligations or repurchase agreements collateralized by U.S. government obligations.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Interest income is accrued daily in an amount equivalent to the interest return on the reference security or index, less the floating-rate interest payable under the terms of the swap. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

     4. Repurchase Agreements: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S.
government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. Distributions: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     7. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.
     Wellington Management Company, llp, provides investment advisory services to the GNMA Fund for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2003, the investment advisory fees of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTION    PERCENTAGE       PERCENTAGE
                                      TO VANGUARD       OF FUND    OF VANGUARD'S
BOND FUND                                  (000)     NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Short-Term Treasury                         $ 786         0.02%            0.79%
Short-Term Federal                            666          0.02             0.67
Inflation-Protected Securities                568          0.02             0.57
Intermediate-Term Treasury                    894          0.02             0.89
GNMA                                        5,256          0.02             5.25
Long-Term Treasury                            424          0.02             0.42
--------------------------------------------------------------------------------
The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2003, custodian fee offset arrangements reduced expenses of the Short-Term Federal and GNMA Funds by $4,000, and $973,000, respectively.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
     The Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the funds have reclassified $6,332,000, $6,900,000, $8,557,000, $9,229,000, and
$4,024,000, respectively, from accumulated net realized gains to paid-in capital.
     Realized and unrealized gains and losses on the Short-Term Federal Fund's swap contracts are treated as income for tax purposes. Realized losses on swap contracts of $95,000 have been reclassified from accumulated net realized losses to overdistributed net investment income. The net amount of realized and unrealized gains and losses on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At January 31, 2003, the fund had $140,000 of net swap losses that will reduce income dividends to shareholders in February 2003.

     The Inflation-Protected Securities, Intermediate-Term Treasury, and GNMA Funds used capital loss carryforwards of $2,483,000, $54,089,000, and $34,638,000, respectively, to offset taxable capital gains realized during the year ended January 31, 2003, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. At January 31, 2003, the funds had the following tax-basis amounts available for distribution.


                                       CAPITAL GAINS AVAILABLE
                                           FOR DISTRIBUTION
                                    SHORT-TERM        LONG-TERM
BOND FUND                                   (000)         (000)
---------------------------------------------------------------
Short-Term Treasury                       $15,730       $19,783
Short-Term Federal                          1,384            --
Inflation-Protected Securities                 --            --
Intermediate-Term Treasury                 14,894        28,138
GNMA                                           --            --
Long-Term Treasury                          2,240        10,471
---------------------------------------------------------------

Short-Term  gain  distributions  are  treated  as  ordinary  dividentds

For tax purposes at January 31, 2003, the Inflation-Protected Securities Fund had $6,349,000 of ordinary income available for distribution.

At January 31, 2003, net unrealized appreciation of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                           (000)
                                     -------------------------------------------
                                                                  Net Unrealized
                                      Appreciated   Depreciated     Appreciation
Bond Fund                              Securities    Securities   (Depreciation)
--------------------------------------------------------------------------------
Short-Term Treasury                      $ 80,904        $(372)         $ 80,532
Short-Term Federal                         62,565         (396)           62,169
Inflation-Protected Securities            170,176            --          170,176
Intermediate-Term Treasury                276,902         (537)          276,365
GNMA                                    1,011,721         (324)        1,011,397
Long-Term Treasury                        238,385         (800)          237,585
--------------------------------------------------------------------------------
     At January 31, 2003, the aggregate settlement value of open futures contracts expiring in March 2003 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                           (000)
                                        ----------------------------------------
                                        Number of     Aggregate       Unrealized
                                     Long (Short)    Settlement     Appreciation

Bond Fund/Futures Contract              Contracts         Value   (Depreciation)
--------------------------------------------------------------------------------
Short-Term Treasury/
  2-Year U.S. Treasury Note               (1,000)      $215,063         $(2,497)
Short-Term Federal/
  2-Year U.S. Treasury Note               (1,220)       262,376          (3,047)
  5-Year U.S. Treasury Note                   497        55,928            1,038
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

     At January 31, 2003, the Short-Term Federal Fund had the following open total return swap contracts:

---------------------------------------------------------------------------------------------------
                                                                        Floating         Unrealized
                                                           Notional     Interest       Appreciation
                                                             Amount         Rate     (Depreciation)
Reference Entity/Termination Date                Dealer*    (000)         Paid**              (000)
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.50% 15-Year
  2/19/2003                                          UBS   $100,000        1.01%              $ 212
Federal Home Loan Mortgage Corp., 5.50% 15-Year
  3/18/2003                                          UBS    100,000        1.01                (16)
Federal National Mortgage Assn., 5.00% 15-Year
  4/21/2003                                          UBS     50,000        0.16               (113)
                                                                                        -----------
                                                                                               $ 83
                                                                                        -----------
---------------------------------------------------------------------------------------------------
Unrealized appreciation  (depreciation) on open swap contracts is required to be treated as ordinary  income  (loss) for tax  purposes.

F. During the year ended January 31, 2003, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                                (000)
                                                      --------------------------
                                                      U.S. Government Securities
Bond Fund                                             Purchases            Sales
--------------------------------------------------------------------------------
Short-Term Treasury                              $ 6,110,973          $5,133,619
Short-Term Federal                                 4,439,124           3,594,762
Inflation-Protected Securitie                      3,967,473           2,127,454
Intermediate-Term Treasury                         4,485,928           4,292,800
GNMA                                              19,588,747           4,124,210
Long-Term Treasury                                 2,039,787           1,929,921
--------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at January 31, 2003, and collateral received with respect to such loans, were:

---------------------------------------------------------------------------------------------------
                                                                 (000)
                                            -------------------------------------------------------
                                                                    Collateral Received
                                            Market Value  -----------------------------
                                               of Loaned             U.S. Treasury
Bond Fund                                     Securities      Cash     Securities
---------------------------------------------------------------------------------------------------
Short-Term Treasury                           $1,507,022       $743,238     $ 800,552
Short-Term Federal                               646,254        357,954       303,671
Inflation-Protected Securities                   548,886        254,747       310,265
Intermediate-Term Treasury                     2,051,275        631,421     1,472,505
Long-Term Treasury                               256,516        192,193        69,446
---------------------------------------------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:
-----------------------------------------------------------------------------------------------
                                                             YEAR ENDED JANUARY 31,
                                                        2003                       2002
                                                  ---------------------------------------------
                                                  AMOUNT     SHARES       AMOUNT         SHARES
BOND FUND                                          (000)      (000)        (000)          (000)
-----------------------------------------------------------------------------------------------
SHORT-TERM TREASURY
  Investor Shares
  Issued                                      $1,407,680    131,235    $ 658,692         63,122
  Issued in Lieu of Cash Distributions            79,737      7,423       54,717          5,213
  Redeemed                                     (731,292)   (68,128)    (547,306)       (52,202)
                                                -----------------------------------------------
     Net Increase (Decrease)--Investor Shares   756,125      70,530      166,103         16,133
Admiral Shares                                  -----------------------------------------------
  Issued                                       1,109,575    102,959   1,533,213*        146,587
  Issued in Lieu of Cash Distributions            65,503      6,098       31,970          3,033
  Redeemed                                     (526,155)   (49,077)    (320,566)       (30,427)
                                                -----------------------------------------------
    Net Increase (Decrease)--Admiral Shares      648,923     59,980    1,244,617        119,193
-----------------------------------------------------------------------------------------------
SHORT-TERM FEDERAL
Investor Shares
  Issued                                      $1,882,715    176,430    $ 912,443         87,296
  Issued in Lieu of Cash Distributions           111,659     10,464      68,951           6,609
  Redeemed                                     (944,671)   (88,459)    (733,758)       (70,480)
                                              -------------------------------------------------
    Net Increase (Decrease)--Investor Shares   1,049,703    98,435       247,636         23,425
Admiral Shares                                -------------------------------------------------
  Issued                                         587,413     55,090      506,868         48,780
  Issued in Lieu of Cash Distributions            25,202      2,361        9,614            920
  Redeemed                                     (331,288)   (30,976)    (141,512)       (13,492)
                                                -----------------------------------------------
     Net Increase (Decrease)--Admiral Shares    281,327     26,475       374,970         36,208
-----------------------------------------------------------------------------------------------
INFLATION-PROTECTED SECURITIES
  Issued                                      $2,949,400    256,654    $ 865,692         80,015
  Issued in Lieu of Cash Distributions            96,917      8,362       19,998          1,864
  Redeemed                                     (990,505)   (85,274)    (148,593)       (13,758)
                                               ------------------------------------------------
    Net Increase (Decrease)                    2,055,812    179,742     737,097          68,121
-----------------------------------------------------------------------------------------------
*Includes shares issued exchange for the net assets of Vanguard Admiral Short-Term Fund.
See Notes 1.

                                                                              57

-----------------------------------------------------------------------------------------------
                                                               Year Ended January 31,
                                                               2003                  2002
                                                  -----------------       ---------------------
                                                  Amount     Shares       Amount         Shares
Bond Fund                                          (000)      (000)        (000)          (000)
-----------------------------------------------------------------------------------------------
Intermediate-Term Treasury
Investor Shares
  Issued                                      $1,297,371    112,525    $ 910,519         82,806
  Issued in Lieu of Cash Distributions           130,130     11,258       84,238          7,611
  Redeemed                                     (847,639)   (73,676)    (832,763)       (75,468)
    Net Increase (Decrease)--Investor Shares    579,862      50,107      161,994         14,949
Admiral Shares
  Issued                                         646,428     56,320   1,990,235*        182,139
  Issued in Lieu of Cash Distributions           100,854     8,741        52,834         4,749
  Redeemed                                     (604,642)   (52,814)    (332,670)       (29,917)
                                                -----------------------------------------------
     Net Increase (Decrease)--Admiral Shares     142,640     12,247    1,710,399        156,971
-----------------------------------------------------------------------------------------------
GNMA
Investor Shares
  Issued                                     $ 9,739,554    918,802  $ 6,053,127        581,306
  Issued in Lieu of Cash Distributions           902,662     84,974      709,233         68,100
  Redeemed                                   (4,862,586)  (458,207)  (5,404,446)      (520,826)
                                              -------------------------------------------------
    Net Increase (Decrease)--Investor Shares   5,779,630    545,569    1,357,914        128,580
-----------------------------------------------------------------------------------------------
Admiral Shares
  Issued                                       3,459,252    326,516    4,019,208        387,514
  Issued in Lieu of Cash Distributions           203,550     19,152       99,798          9,564
  Redeemed                                   (1,364,789)  (128,420)    (537,697)       (51,616)
                                              -------------------------------------------------
    Net Increase (Decrease)--Admiral Shares    2,298,013    217,248    3,581,309        345,462
-----------------------------------------------------------------------------------------------
Long-Term Treasury
  Investor Shares
     Issued                                    $ 687,365     60,274    $ 468,814         43,495
     Issued in Lieu of Cash Distributions         85,329      7,509       63,822          5,849
     Redeemed                                  (559,671)   (49,779)    (533,663)       (49,056)
                                                -----------------------------------------------
        Net Increase (Decrease)--Investor Shares 213,023     18,004      (1,027)            288
Admiral Shares                                  -----------------------------------------------
  Issued                                         139,071     12,337    685,379**         63,531
  Issued in Lieu of Cash Distributions            27,847      2,456       16,789          1,530
  Redeemed                                     (200,868)   (17,891)    (175,998)       (16,015)
                                                -----------------------------------------------
    Net Increase (Decrease)--Admiral Shares     (33,950)    (3,098)      526,170         49,046
-----------------------------------------------------------------------------------------------

*Includes share issued in exchange for the net assets of Vanguard Admiral Intermediate-Term Treasury Fund. See Note I.
**Includes shares issued in exchange for the net assets of Vanguard Admiral Long-Term Treasury Fund. See Note I.




I. On May 31, 2001, the Short-Term, Intermediate-Term, and Long-Term Treasury Funds acquired the net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Funds, respectively, pursuant to agreements approved by the Admiral Funds' shareholders on May 22, 2001. Each acquisition was accomplished by a tax-free exchange of each fund's capital shares for the outstanding shares of the corresponding Admiral Fund on May 31, 2001. The numbers of outstanding Admiral Fund shares exchanged and fund shares issued in connection with the acquisition, and the combined net assets on the merger date, were:
--------------------------------------------------------------------------------
                                                           (000)
                                                --------------------------------
                                                     Shares      Net Assets
--------------------------------------------------------------------------------

                                                      Vanguard
                                                U.S. Government         Vanguard
                                   Admiral            Bond Fund  U.S. Government
                                    Shares               Shares          Admiral          Bond
Bond Fund                        Exchanged               Issued             Fund          Fund       Combined
-------------------------------------------------------------------------------------------------------------
Short-Term Treasury                102,366              101,084     $1,049,403      $1,302,671     $2,352,074
Intermediate-Term
  Treasury                         136,660              133,755      1,446,945       1,944,994      3,391,939
Long-Term Treasury                  41,425               42,642        449,873       1,408,978      1,858,851
-------------------------------------------------------------------------------------------------------------

     Net assets of the Vanguard Admiral Short-Term, Admiral Intermediate-Term, and Admiral Long-Term Treasury Fund included $14,184,000, $40,286,000, and $16,581,000, respectively, of unrealized appreciation on the merger date.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard U.S. Government Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Treasury Fund, Short-Term Federal Fund, Inflation-Protected Securities Fund, Intermediate-Term Treasury Fund, GNMA Fund and Long-Term Treasury Fund (separate funds of Vanguard U.S. Government Bond Funds, hereafter referred to as the "Funds") at January 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

March 4, 2003



--------------------------------------------------------------------------------
Special 2002 Tax Information
  (unaudited) for Vanguard U.S. Government Bond Funds

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code.
     The Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds distributed $11,620,000, $78,242,000, $2,816,000, and
$30,089,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

--------------------------------------------------------------------------------
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                                                                              61

--------------------------------------------------------------------------------
Capitalize on Your IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* Contribute the maximum amount each year.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* Make it automatic.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* Consider cost.
The owners of low-cost  investments keep a larger portion of their gross returns
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mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* Request a direct rollover when you change jobs.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.
     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

--------------------------------------------------------------------------------
The Vanguard(R) Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund
Bond Funds
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc.,
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are not  sponsored,  endorsed,  sold,  or  promoted  by  Standard & Poor's,  and
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Calvert  Social  Index is a  trademark  of  Calvert  Group,  Ltd.,  and has been
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Calvert Group,  Ltd.,  makes no  representation  regarding the  advisability  of investing in the fund.

All other marks are the exclusive property of their respective owners.

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Post Office Box 2600
Valley Forge, PA 19482-2600

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are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds'  shareholders.  It may not be distributed
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Q320 032003